UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number      811-23789

                            Touchstone ETF Trust
(Exact name of registrant as specified in charter)

303 Broadway, Suite 1100
                  Cincinnati, Ohio 45202-4203
(Address of principal executive offices) (Zip code)

E. Blake Moore Jr.

303 Broadway, Suite 1100
            Cincinnati, Ohio 45202-4203
(Name and address of agent for service)

Registrant's telephone number, including area code: 800-638-8194

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

December 31, 2023
Annual Report
Touchstone ETF Trust
Touchstone Climate Transition ETF
Touchstone Dividend Select ETF
Touchstone Dynamic International ETF
Touchstone Securitized Income ETF
Touchstone Strategic Income Opportunities ETF
Touchstone Ultra Short Income ETF
Touchstone US Large Cap Focused ETF

Page
Letter from the President	3
Management's Discussion of Fund Performance (Unaudited)	4-24
Tabular Presentation of Portfolios of Investments (Unaudited)	25-27
Portfolios of Investments:
Touchstone Climate Transition ETF	28
Touchstone Dividend Select ETF	29
Touchstone Dynamic International ETF	30-32
Touchstone Securitized Income ETF	33-34
Touchstone Strategic Income Opportunities ETF	35-38
Touchstone Ultra Short Income ETF	39-41
Touchstone US Large Cap Focused ETF	42
Statements of Assets and Liabilities	43
Statements of Operations	44
Statements of Changes in Net Assets	46-48
Financial Highlights	49-50
Notes to Financial Statements	51-65
Report of Independent Registered Public Accounting Firm	66-67
Other Items (Unaudited)	68-78
Management of the Trust (Unaudited)	79-81
Privacy Protection Policy	83
This report identifies the Funds' investments on December 31, 2023. These holdings are subject to change. Not all investments in each Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not occur.

Letter from the President
Dear Shareholder:
We are pleased to provide you with the Touchstone ETF Trust Annual Report. Inside you will find key financial information, as well as manager commentaries for the Funds, for the twelve months ended December 31, 2023.
In 2023, the U.S. Federal Reserve (Fed) increased interest rates to tackle ongoing inflation. For the first three quarters of the year, rates rose a full percentage point, following a four point increase in 2022. In the fourth quarter, the Fed paused rate hikes as inflation eased. While the possibility of a smooth economic transition emerged, the Fed noted that rates would stay "higher for longer" due to inflation still being above its two percent target. The pause in rate hikes led to a fourth-quarter rally in all asset classes, resulting in positive returns for U.S. stocks and fixed income for the year. Globally, developed markets didn't perform as well as the U.S., while emerging markets saw a late-year rally. China, India, and many other Asian emerging market countries finally experienced positive GDP growth in the third quarter after facing challenges in 2022 and the first half of 2023.
In 2023, the U.S. stock market, measured by the S&P 500® Index, saw a 26.29 percent increase. Unlike 2022, growth stocks outperformed value stocks across all market sizes. The Fed's decision to pause rate hikes particularly favored growth stocks, given their higher expected growth rates and longer term earnings growth. The difference between growth and value was most pronounced in large-cap stocks but narrowed in mid and small caps. Among domestic equities, large-cap growth stocks performed the best, especially the "Magnificent 7," largely benefiting from speculation about growth opportunities in artificial intelligence.
In the bond markets, the decision by the Fed to pause rate hikes, driven by easing inflation in the latter part of the year, led to a rally in both high-quality and lower-quality credit. Before the pause, most high-quality bonds were flat to negative in the first three quarters. On the other hand, lower-quality bonds performed well throughout 2023, thanks to the unexpectedly strong economy keeping defaults low. Throughout the year, credit spreads tightened, causing lower-quality bonds to outperform their higher-quality counterparts due to their higher yields. In 2023, the ICE BofA U.S. Cash Pay Index, representing lower-quality bonds, increased by 13.4 percent, while the Bloomberg U.S. Aggregate Bond Index, a broad measure of higher-quality bonds, rose by 5.53 percent.
In times like these, we're reminded of the crucial role played by financial professionals, the significance of trusting your investment strategy, and the risks associated with trying to time the market. Additionally, we hold the belief that more challenging environments present greater opportunities for active managers to enhance value, particularly those who are Distinctively Active with a high Active Share. Your ongoing support is very much appreciated. Thank you for choosing Touchstone as a part of your investment plan.
Sincerely,
E. Blake Moore Jr.
President
Touchstone ETF Trust

Management's Discussion of Fund Performance (Unaudited)
Touchstone Climate Transition ETF
Sub-Advised by Lombard Odier
Investment Philosophy
The Touchstone Climate Transition ETF (the “Fund”) seeks to provide investors with capital appreciation by investing in companies that benefit from a transitioning climate environment.
Fund Performance
The Fund underperformed its benchmark, the MSCI World Index, since its inception on April 28, 2023 through December 31, 2023. The Fund’s total return was 0.87 percent while the return of the benchmark was 12.92 percent.
Market Environment
In 2023, the equity market experienced significant shifts and events that influenced its performance. Initially, concerns about an economic slowdown prevailed, but optimism grew as inflation receded and the U.S. job market showed signs of improvement. The first quarter brought unexpected shocks to the U.S. and European banking sectors, but swift action by authorities helped to contain the risks. Throughout the period, central banks raised interest rates to combat high inflation, leading to concerns about tighter lending conditions. However, large U.S. banks remained resilient, providing stability to market sentiment. The rebound of the equity market was driven by the strong performance of mega-cap companies known as the ‘Magnificent 7’ (Nvidia Corp., Apple Inc., Meta Platforms Inc., Microsoft Corp., Tesla, Inc., Amazon.com, Inc., and Alphabet Inc.), which outperformed due to their growth prospects and exposure to transformative technologies. Small and mid-cap equities, Asia ex-Japan, and emerging markets faced challenges and lagged behind. Overall, the equity market in 2023 highlighted varying dynamics based on region, market capitalization and company groupings, with certain mega-cap stocks leading the way.
Since the portfolio’s inception at the end of April 2023, the equity market, as measured by the MSCI World Index, has gained 12.9%, led by U.S. and Japanese equities while European equities lagged somewhat. Over this period, Information Technology was the strongest sector, followed by Communication Services and Consumer Discretionary. Consumer Staples and Utilities, known for their defensive characteristics, were relatively weaker than other sectors. These were the only sectors that experienced negative returns in this period. Across styles, growth and quality were the strongest, while value was the weakest.
Portfolio Review
The Fund’s performance was driven by negative selection effects, particularly within the Information Technology, Industrials and Consumer Discretionary sectors. Meanwhile, our thematic overweight in Utilities had a negative impact on the allocation effect, the main reason for the Fund’s overall negative allocation effect over the period.
Our top contributors to relative performance since April were United Rentals Inc., Sprouts Farmers Market, Inc. and Trex Company Inc., while the largest detractors were SolarEdge Technologies, Inc., AES Corporation, and Orsted AS.
In the second quarter of 2023, positions were increased in the Industrial and Consumer Discretionary sectors by entering Fanuc Corp., LG Energy Solution, Ltd. (both Industrials sector), and Merida Industry Co.  (Consumer Discretionary sector). Meanwhile, the position in Sensata Technologies Holdings plc  (Industrials sector) was exited. In the third quarter, new investments were made in companies that included Aptiv plc (Consumer Discretionary sector), Autodesk Inc. (Information Technology sector), Danaher Corp. (Health Care sector), LONGi Green Energy Technology Co. (Information Technology sector), Pan American Silver Corp. (Materials sector), RWE (Utilities sector), Signify N.V. (Industrials sector), Sungrow Power Supply Co. (Industrials sector), and Thermo Fisher Scientific Inc. (Health Care sector). The portfolio strategy focused on a barbell approach, combining high-return growth opportunities with undervalued opportunities that have exposure to climate-aligned growth. During the last quarter of 2023, exposure to certain companies, including Orsted AS and  The AES Corporation (both Utilities sector), was reduced due to execution concerns. Positions were replaced with CMS Energy Corp. and Enel (both Utilities sector). Profits were taken from well-performing companies like Sprouts Farmers Markets Inc. (Consumer Staples sector) and reinvested in broader transition enablers, such as STMicroelectronics N.V. and ASM International (both Information Technology sector).
Outlook and Conclusion
After turbo-charged rate hikes and an initial normalization of a steeply inverted U.S. yield curve, we believe investors will adjust to a new regime in 2024. It could be characterized by higher-for-longer interest rates until a material deterioration in economic activity unfolds, in our view. We believe if that happens, consumers could likely feel the pinch of stubborn, albeit decreasing, inflation as wage growth and employment cool. Markets would focus on consumers’ health, credit quality, their down-trading to

Management's Discussion of Fund Performance (Unaudited) (Continued)
cheaper products and prioritization in spending. Decelerating growth, margin compression and higher funding costs would compel corporates to seek savings and productivity gains through artificial intelligence (AI) and other efficiency-boosting measures.
The prior calendar year was also marked by risk aversion, with bifurcated markets driving significant valuation dispersion across sectors, market capitalizations, regions and styles – epitomized by the dominance of the "Magnificent 7". This has resulted in considerable gloom being (perhaps unfairly) priced into specific market segments. For instance, small and mid-caps have reached abnormally cheap valuations versus larger companies, especially mega caps. Chinese companies have been discounted to a level not seen in decades, and rising rates have hammered bond-proxy equities in the consumer staples and utilities sectors.  If either recession hits or the economy keeps humming, we believe asymmetrical opportunities exist as many growth concerns are already priced in. Interestingly, the consensus among bottom-up analysts monitored by Bloomberg is for a 2024 earnings expansion of almost 10%.
Inflation, supply-chain and energy-supply disruptions are increasing the costs of resources. We anticipate the adoption of renewables and energy-efficiency solutions to continue amid the $1.7 trillion investment in clean-energy technologies expected this year and cumulative global capex for electrification forecast to reach $24.5 trillion by 2030, according to our research.  Secular themes that we focus on – like renewable power, energy efficiency, water infrastructure, robotization and smart farming – should be supported by continuing fiscal expansion and constructive industrial policies, with the rollout of subsidies in some key economies. Although some themes suffered from the 2023 rise in interest rates, their longer-term outlook is still one of structural growth despite cyclical headwinds. Progress is evident in other sustainability themes, too. In agriculture, AI and advanced cameras that can distinguish crops from weeds are enabling precise watering and reduced chemical spraying. In the U.S., more than $100 million is being committed to recycling projects to improve physical waste management, planning and data collection.
Such change is not currently reflected in markets. However, in the medium term, we expect sustainable assets to be revalued upwards towards their intrinsic value.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Climate Transition ETF and MSCI World Index
Cumulative Total Return**
Touchstone Climate Transition ETF	Since Inception*
NAV	0.87%
Market Price	1.12%
MSCI World Index	12.92%
*	The inception date of the Fund was April 28, 2023. The returns of the index listed above are based on the inception date of the Fund.
**	Not annualized.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Investors buy and sell shares of an exchange-traded fund (“ETF”) at market price (not NAV) in the secondary market throughout the trading day. Shares of an ETF are not individually available for direct purchase from or direct redemption to the ETF. The ETF’s per share NAV is the value of one share of the ETF and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. Market price returns are typically based upon the official closing price of the ETF’s shares. These returns do not represent investors’ returns had they traded shares at other times. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessment of the underlying value of the Fund’s portfolio securities.
Information showing the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads for various time periods is available by visiting the Fund’s website at TouchstoneInvestments.com/ETFs.
Note to Chart
MSCI World Index captures large and mid-cap representations across 23 developed market countries.
MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI.

Management's Discussion of Fund Performance (Unaudited)
Touchstone Dividend Select ETF
Sub-Advised by Fort Washington Investment Advisors, Inc.
Investment Philosophy
The Touchstone Dividend Select ETF (the “Fund”) seeks a high level of current income and capital appreciation by investing primarily in a portfolio of 40-55 equity securities of U.S. large-cap companies that have historically paid dividends.
Fund Performance
The Fund outperformed its benchmark, the Russell 1000® Value Index, for the 12-month period ended December 31, 2023.  The Fund’s total return was 14.01 percent compared to the benchmark’s total return of 11.46 percent.
Market Environment
U.S. equities recorded positive returns in the first half of 2023 as rates pulled back, inflation readings came in lower than expected, and the labor market and consumer spending remained healthy. This was despite fears of a hard landing amid tightening financial conditions and a backdrop that included several large bank failures. U.S. equities were modestly lower in the third quarter. While earnings releases and corporate guidance generally exceeded expectations during the period, the significant rate move during the third quarter provided a challenging backdrop for equities. The fourth quarter, however, brought a significant rebound as U.S. equities rallied to close out the year. The perceived Federal Reserve (“Fed”) pivot during the fourth quarter fueled a soft landing narrative for investors. The benchmark sectors that led the market higher during the period were Communication Services, Information Technology, and Industrials.  The Utilities sector was the worst performer for the index, followed by Health Care, Consumer Staples, and Energy.
Portfolio Review
Security selection detracted from performance while sector allocation was a positive contributor to relative performance during the period.  The dividend orientation of the strategy was a material negative factor for the period as dividend paying stocks underperformed non-dividend paying stocks.  During the 12-month period, non-dividend paying stocks within the Russell 1000® Value Index returned 33% compared to only 7% for dividend paying stocks.  This material underperformance of dividend paying stocks detracted from relative performance for the Fund during the year.
Selection within Information Technology, Health Care, and Financials was positive, but offset by poor selection, largely due to the dividend orientation of the Fund, within Communication Services, Industrials, and Consumer Discretionary.
An overweight to Information Technology and underweight to Health Care and  Energy were both positive contributors to sector allocation.
The largest individual contributors to relative performance were overweight positions in Broadcom Inc. (“Broadcom”) (Information Technology sector), Microsoft Corp. (“Microsoft”) (Information Technology sector), KLA Corp. (Information Technology sector), Apple Inc. (“Apple”) (Information Technology sector), and Oracle Corp. (“Oracle”) (Information Technology sector).
Three of the top contributors to relative performance were Information Technology companies.  These stocks continued to generate above average earnings growth during the period while most companies experienced a slowdown in earnings.  In addition, share prices for these businesses moved higher as investors embraced artificial intelligence (“AI”) and the potential impact it might have on future revenue growth and profitability.
Broadcom was the largest contributor to outperformance during the period, returning 104% for the period.  The company reached a multi-year deal with Apple to continue providing components for the iPhone maker, is also expected to be a beneficiary from AI adoption, and has increased estimates as a result, further boosting the stock during the period.
Microsoft was a top contributor to performance following better than expected earnings across most of its segments along with positive commentary on the potential impact of AI on its cloud business throughout the year.
Oracle outperformance was primarily due to significant growth in its cloud infrastructure business, which helped the company deliver top and bottom-line quarterly results that exceeded expectations throughout the period.
The largest detractors from performance were overweight exposures to Dollar General Corp. (“Dollar General”) (Consumer Staples sector), Lockheed Martin Corp. (Industrials sector), and RTX Corp. (Industrials sector), and underweight exposures to Meta Platforms Inc. (“Meta”) (Information Technology) and Salesforce, Inc. (“Salesforce”) (Information Technology sector).

Management's Discussion of Fund Performance (Unaudited) (Continued)
Dollar General was one the largest detractors to relative performance as the stock fell 44% during the period amid several disappointing earnings and guidance reports. The company missed earnings expectations multiple times during the period as a weakening consumer pressured sales coupled with increasing costs for the discount retailer.  Importantly, the company cut its guidance in consecutive quarters, resulting in a severe re-rating of the stock and its earnings power.
Salesforce and Meta both outperformed during the period on strong earnings growth and increased guidance including investor enthusiasm surrounding prospects of AI.  Both companies do not pay a dividend, making them ineligible for the fund.
Outlook and Conclusion
The focus over the next few months will continue to be inflation as the market gauges the timing and magnitude of potential Fed rate cuts. While core inflation  is 3.2% on a year-over-year basis, more recent data shows core inflation already below the target at 1.9%. It is worthwhile to also keep in mind that year-over-year core inflation has been held up due to shelter, which is calculated on a lag and expected to continue normalizing toward 2%. We believe that this would signal the economy is within striking distance of the Fed’s target, if not already there.
The ongoing strength of the U.S. consumer is still an unknown as excess savings decline, student loan payments resume, and lending standards remain tight. Credit usage has risen and is now in line with the pre-COVID trend while delinquencies on consumer loans are above 2019 levels. The labor market continues to exhibit strength, as shown by the low unemployment rate, but continuing jobless claims have risen. Additionally, wage growth remains strong but has slowed over the year. This data paints a mixed picture of the consumer and leads us to a higher level of uncertainty than current asset valuations would indicate.
Beyond the consumer, U.S. growth is likely to encounter challenges as businesses invest less in capital expenditures due to profits getting squeezed from higher employment costs. Separately federal spending is expected to be a slight detractor from GDP in 2024 as the government, similar to consumers, deals with higher borrowing costs. Outside of the U.S., there are also uncertainties such as developments surrounding the Israel/Hamas conflict, Europe teetering on a possible recession, and China working to contain its real estate crisis. Each of these has the potential to affect the global economy.
Despite these potential challenges, we believe that the risk of recession has faded and a soft landing is appearing more likely to occur as the Fed seeks to ease monetary policy and the economy remains resilient.
We are maintaining a cautious stance due to stretched valuations for the market but are selectively finding bottom-up opportunities. We are prioritizing high barrier to entry companies with high returns on capital while seeking to upgrade valuation where possible.
Although risks remain, the economic outlook is improving. As such, we remain constructive on U.S. equities but acknowledge near-term headwinds exist and valuations have become stretched in certain sectors of the market. As investors seek to avoid the risks of inflation, higher interest rates, and recession, dividend strategies are a compelling option. Dividend strategies have the potential to provide both capital appreciation and a growing stream of income while also providing downside protection through lower volatility during times of distress.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Dividend Select ETF and the Russell 1000® Value Index
Average Annual Total Returns
Touchstone Dividend Select ETF	1 Year	Since Inception*
NAV	14.01%	11.22%
Market Price	14.01%	11.23%
Russell 1000® Value Index	11.46%	8.38%
*	The inception date of the Fund was August 2, 2022. The returns of the index listed above are based on the inception date of the Fund.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Investors buy and sell shares of an exchange-traded fund (“ETF”) at market price (not NAV) in the secondary market throughout the trading day. Shares of an ETF  are not individually available for direct purchase from or direct redemption to the ETF. The ETF’s per share NAV is the value of one share of the ETF and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. Market price returns are typically based upon the official closing price of the ETF’s shares. These returns do not represent investors’ returns had they traded shares at other times. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessment of the underlying value of the Fund’s portfolio securities.
Information showing the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads for various time periods is available by visiting the Fund’s website at TouchstoneInvestments.com/ETFs.
Notes to Chart
Russell 1000® Value Index measures those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.
The Frank Russell Company (FRC) is the source and owner of the data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

Management's Discussion of Fund Performance (Unaudited)
Touchstone  Dynamic International ETF
Sub-Advised by Los Angeles Capital Management LLC
Investment Philosophy
The Touchstone Dynamic International ETF  (the “Fund”) seeks capital appreciation by investing at least 80% of its assets in equity securities of non-US companies and may invest in companies domiciled in both developed and emerging markets.  The sub-adviser employs an adaptive quantitative investment process, the Dynamic Alpha Stock Selection Model®, to build equity portfolios that adapt to market conditions.
Fund Performance
The Fund outperformed its benchmark, the MSCI All Country World Index Ex-USA (ACWI Ex-USA) for the 12 month period ended December 31, 2023. The Fund's total return was 17.21 percent while the total return for the MSCI ACWI Ex-USA was 15.62 percent. Prior to December 9, 2023, the Fund’s primary benchmark was the MSCI All Country World Index, whose total return for the reporting period was 22.20 percent.
Market Environment
For the calendar year 2023, the U.S. Federal Reserve (Fed) continued Fed Funds rate hikes to combat persistent inflation.  Over the course of the year, the Fed raised overnight rates an additional one percent, after raising rates over four percent in 2022, in an effort to slow down economic growth.  In the fourth quarter, the Fed paused rate hikes as inflation had moderated. A “soft landing” scenario for the economy became a realistic possibility, but with inflation still above the Fed’s target of two percent they stated rates would remain “higher for longer”.  The pause in rate hikes contributed to a 4th quarter rally across all asset classes, leading to positive returns for both U.S. equities and fixed income for the year. Outside the U.S., developed markets lagged the U.S., while emerging markets began to rally at the end of the year. China, India, and most emerging market Asian countries finally posted positive gross domestic product (GDP) growth in the third quarter after struggling in 2022 and in the first half of 2023.
The U.S. equity market, as measured by the S&P 500® Index, was up 26.29 percent for the year.  The equity style shift reversed its course from 2022, as growth outperformed value across all cap sizes in 2023.  The aforementioned pause on Fed rate hikes disproportionately benefitted growth stocks due to their higher implied growth rates and longer duration of earnings growth baked into their valuation multiples.  The dispersion between growth and value was most acute at the large cap spectrum, then narrowed going down the cap spectrum to mid and small caps.  Large cap growth stocks performed best within the domestic equity markets, outperforming their growth counterparts, as the “Magnificent 7” (Nvidia Corp., Apple Inc., Meta Platforms Inc., Microsoft Corp., Tesla, Inc., Amazon.com, Inc., and Alphabet Inc.) received a boost from speculation on growth opportunities related to artificial intelligence.
In the fixed income markets, the pause on Fed rate hikes due to moderating inflation during the second half of the year sparked a rally in both investment grade and below investment grade credit. Prior to the pause in rate hikes, most of the investment grade fixed income markets were flat to negative for the first three quarters. Below investment grade bonds, however, performed well throughout all of 2023, as the unexpected strength in the economy kept defaults low. Over the full year, credit spreads tightened; hence, below investment grade bonds outperformed their investment grade peers due to their yield advantage.  In 2023, the ICE BofA U.S. Cash Pay Index, a below investment grade index, was up 13.4 percent while the Bloomberg U.S. Aggregate Bond Index, a broad investment grade benchmark, was up 5.53 percent.
Portfolio Review
The Touchstone Dynamic Allocation Fund, the Predecessor Fund, trailed the equity-only primary benchmark due to a significant 40 percent allocation to fixed income funds, an asset class that largely trailed equity benchmarks for the year.  Within the Fund’s 60 percent equity allocation however, growth funds such as Sands Select Growth, Mid Cap Growth and Growth Opportunities were leading contributors to performance relative to the primary benchmark.  Value-oriented and non-U.S. equity funds such as Small Cap Value and Sands Capital Emerging Markets Growth funds represented some of the leading detractors to performance relative to the primary benchmark.  The Predecessor Fund outperformed the secondary benchmark due to strong performance contribution within the fixed income allocation from the Ultra-Short Duration, Active Bond and High Yield funds.
The aforementioned pause in interest rate hikes by global central banks led to a rally in risk assets in November and December.  As the Predecessor Fund transitioned from the Dynamic Allocation Fund to the Fund in December, underweight to cyclical and riskier segments of the MSCI ACWI Ex-USA such as Materials and Financials represented a modest relative performance headwind for the Fund.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Outlook and Conclusion
We are reminded especially in periods like these of the importance of the steady hands of financial professionals, trust in your investment strategy, and the risks of trying to time the market. Furthermore, we believe that environments that are more volatile create more opportunity for active managers to add value, especially those that are distinctly active with high active share.
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Dynamic International ETF*, MSCI All Country World Ex-USA Index, MSCI All Country World Index and Bloomberg US Universal Index
Average Annual Total Returns
Touchstone Dynamic International ETF	1 Year	5 Years	10 Years
NAV	17.21%	6.73%	4.41%
Market Price	17.12%	6.71%	4.40%
MSCI All Country World Ex-USA Index	15.62%	7.08%	3.83%
MSCI All Country World Index	22.20%	11.72%	7.93%
Bloomberg US Universal Index	6.17%	1.44%	2.08%
*	On December 8, 2023, the Touchstone Dynamic International ETF acquired the assets and liabilities, and assumed the NAV, performance, financial and other historical information of the Touchstone Dynamic Allocation Fund (the “Predecessor Fund”), an open-end mutual fund. The Fund’s performance prior to December 8, 2023 is linked to the Predecessor Fund’s Class Y shares.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Investors buy and sell shares of an exchange-traded fund (“ETF”) at market price (not NAV) in the secondary market throughout the trading day. Shares of an ETF are not individually available for direct purchase from or direct redemption to the ETF. The ETF’s per share NAV is the value of one share of the ETF and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. Market price returns are typically based upon the official closing price of the ETF’s shares. These returns do not represent investors’ returns had they traded shares at other times. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessment of the underlying value of the Fund’s portfolio securities.
Information showing the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads for various time periods is available by visiting the Fund’s website at TouchstoneInvestments.com/ETFs.
Note to Chart
MSCI All Country World Ex-U.S. Index is an unmanaged, capitalization-weighted index composed of companies representative of both developed and emerging markets excluding the United States.
MSCI All Country World Index is an unmanaged index that measures the equity market performance of developed and emerging markets.
MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI.

Management's Discussion of Fund Performance (Unaudited) (Continued)
The Bloomberg US Universal Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield.

Management's Discussion of Fund Performance (Unaudited)
Touchstone Securitized Income ETF
Sub-Advised by Fort Washington Investment Advisors, Inc.
Investment Philosophy
The Touchstone Securitized Income ETF (the “Fund”) seeks total return through income and capital appreciation by investing at least 80% of its assets in securitized fixed-income securities.
Fund Performance
The Fund outperformed its primary benchmark, the Bloomberg U.S. Aggregate Bond Index, since inception (July 17, 2023) through December 31, 2023. The Fund’s total return was 5.37 percent while the total return of its benchmark was 3.04 percent, over the same period.
Market Environment
The 12 months ending December 31, 2023 were volatile and marked by high inflation, aggressive central bank tightening, banking panic, and geopolitical conflict. While the first three quarters of 2023 were focused on the number of rate hikes, the sentiment and outlook changed significantly in the fourth quarter as the market looked toward rate cuts. The end to the hiking cycle was ratified as core inflation came down gradually over the year, which along with strong growth data, supported a ‘soft landing’ becoming the consensus opinion.
Entering 2023, many economists were anticipating a recession due to a slowdown in economic growth brought about by a restrictive Federal Reserve (“Fed”) that raised rates by 525 basis points (“bps”) since 2022. As a result, the 10-year Treasury rose over 100bps to about 5% and caused tighter financial conditions. In addition to higher rates, bank-lending standards tightened over the previous 12 months, which was exacerbated by the banking crisis in March. Risk assets briefly sold off and there were expectations for a pause in rate hikes until the government showed that it would backstop the financial system, if needed. In contrast to all these negative factors, and market expectations, the labor market was resilient over the period. Job gains continued and the unemployment rate remained range bound. This strong labor market, in addition to excess savings, facilitated consumer strength, which supported economic growth.
Ongoing strength of the U.S. consumer is still an unknown as excess savings decline, student loan payments resume, and lending standards remain tight. Credit usage has risen and is now in line with the pre-COVID trend while delinquencies on consumer loans are above 2019 levels. The labor market continues to exhibit strength, as shown by the low unemployment rate, but continuing jobless claims have risen. Additionally, wage growth remains strong but has slowed over the period. This data paints a mixed picture of the consumer and leads us to a higher level of uncertainty than current asset valuations would indicate.
Credit spread across all sectors came under stress during the period especially at the end of the first quarter with stress on the regional banking system. Spreads hung out at the wider end before seeing a strong rally over the end of the fourth quarter with structured spreads still lagging other fixed income sectors.
Portfolio Review
Interest rates were significantly tighter over the quarter with 1-30 year Treasuries 60-75bps lower over the quarter. Lower rates and tighter spreads along with strong carry on floating rate securities led to strong performance. Longer Treasury positions returned 10.75%; residential mortgage backed securities (“RMBS”) at 5.31% and asset backed securities (“ABS”) at 4.68% were the best performers. Cash was the worst performer at 1.97% followed by commercial mortgage backed securities (“CMBS”) at 1.98% and collateralized loan obligations (“CLO”) at 2.69%.
The two largest detractors were CMBS SASB securities, MSC 2019-NUGS E at -39% and RBSCF 2013-SMV D at -17%. Both securities are past maturity and performing assets while workouts continue.
Best performing assets for the quarter were a 20-year U.S. Treasury position, CGCMT 2014-GC25 D a seasoned CMBS conduit BBB- bond, and MLMT 2018-2 B2 a seasoned re-performing RMBS position.
The Fund’s positioning was stable for the period with the exception of adding shorter ABS and AAA CMBS. The CMBS sector went from 21% to 26% of the portfolio over the period. The incremental adds were in AAA floating rate Single Asset Single Borrower bonds.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Outlook and Conclusion
The focus over the next few months will continue to be inflation as the market gauges the timing and magnitude of potential Fed rate cuts. While core inflation  is 3.2% on a year-over-year basis, more recent data (6-month annualized) shows core inflation already below the target at 1.9%. It is worthwhile to keep in mind that year-over-year core inflation has been held up due to housing costs, which is calculated on a lag and expected to continue normalizing toward 2%. This would signal the economy is certainly within striking distance of the Fed’s target, if not already there.
Overall U.S. inflation is largely anticipated to continue declining, but the path of rate cuts will likely not progress exactly as the market currently anticipates, which we expect will lead to periods of volatility. There are also risks to the ‘soft landing’ expectations as consumer demand is likely to moderate and corporate spending remains in question.
The CMBS sector will be our most watched going forward given the stresses that exist in the commercial real estate market. Although we do have distressed assets from a pricing perspective in the Fund, management still believes in the recovery value of the assets. Additionally, we are looking to selectively add the right securities if the opportunity presents itself. Also on the RMBS side, we feel there is value, given the strengths in the residential housing market, and there is room for spread to tighten on a strong asset. Looking at interest rates, we are looking to actively manage our duration positioning and our floating rate exposures.  Believing the Fed will keep interest rates higher for longer, we still think the carry trade on floating rate securities will be additive.
Management’s expectation is that rates will remain higher for longer and as such believe carry advantage will be an integral part of returns. In addition, the stabilization in CMBS pricing on distressed assets should stabilize in the coming quarters. The higher yield of 8+% plus significant price recovery leads the portfolio to be well positioned for the coming year. Although the threat of recession hangs over the economy, we believe there is a distinct possibility of a soft landing. Looking at securitized spreads on a historical basis, we believe there is still room for significant tightening. Selectively adding to subsectors in the securitized space we believe is the best value-added proposition for the near future.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Securitized Income ETF and Bloomberg U.S. Aggregate Bond Index
Cumulative Total Return**
Touchstone Securitized Income ETF	Since Inception*
NAV	5.37%
Market Price	5.32%
Bloomberg U.S. Aggregate Bond Index	3.04%
*	The inception date of the Fund was July 17, 2023. The returns of the index listed above are based on the inception date of the Fund.
**	Not annualized.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Investors buy and sell shares of an exchange-traded fund (“ETF”) at market price (not NAV) in the secondary market throughout the trading day. Shares of an ETF are not individually available for direct purchase from or direct redemption to the ETF. The ETF’s per share NAV is the value of one share of the ETF and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. Market price returns are typically based upon the official closing price of the ETF’s shares. These returns do not represent investors’ returns had they traded shares at other times. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessment of the underlying value of the Fund’s portfolio securities.
Information showing the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads for various time periods is available by visiting the Fund’s website at TouchstoneInvestments.com/ETFs.
Note to Chart
Bloomberg U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years.

Management's Discussion of Fund Performance (Unaudited)
Touchstone Strategic Income Opportunities ETF
Sub-Advised by Fort Washington Investment Advisors, Inc.
Investment Philosophy
The Touchstone Strategic Income Opportunities ETF (the “Fund”) seeks a high level of current income with a focus on capital preservation by investing primarily in income producing fixed income securities.
Fund Performance
The Fund outperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, for the 12-month period ended December 31, 2023.  The Fund’s total return was 8.14 percent compared to the benchmark’s total return of 5.53 percent.
Market Environment
The 12-month period ended December 31, 2023 was volatile and marked by high inflation, aggressive central bank tightening, banking panic, and geopolitical conflict. While the first three quarters of 2023 were focused on the number of rate hikes, the sentiment and outlook changed significantly in the fourth quarter as the market looked toward rate cuts. The end of the hiking cycle was ratified as core inflation came down gradually over the year, which, along with strong growth data, supported a ‘soft landing’ becoming the consensus opinion.
Entering 2023, many economists were anticipating a recession due to a slowdown in economic growth brought about by a restrictive Federal Reserve (“Fed”) that raised rates by 525 basis points (“bps”) since 2022. As a result, the 10-year Treasury rose over 100bps to about 5% and caused tighter financial conditions. In addition to higher rates, bank-lending standards tightened over the previous 12 months, which was exacerbated by the banking crisis in March. Risk assets briefly sold off and there were expectations for a pause in rate hikes until the government showed that it would backstop the financial system, if needed. In contrast to all these negative factors, and market expectations, the labor market was resilient over the year. Job gains continued and the unemployment rate remained range bound. This strong labor market, in addition to excess savings, facilitated consumer strength, which supported economic growth.
Consumer spending surprised many market participants to the upside. While a robust labor market and wage gains certainly helped drive consumption, many Americans built up excess savings following dovish fiscal policy during the pandemic. However, as savings are reduced by inflated prices and higher rates continue to affect larger purchases, such as homes and home furnishings, consumers' spending habits are uncertain going forward. Additionally, even if consumers are willing to endure higher interest costs, they may be unable to borrow until banks ease lending standards.
Nevertheless, by the end of December market consensus was to avert a recession and for multiple rate cuts next year as inflation declines further. As a result, the longer part of the curve rallied and the 10-year ended below 4%, at 3.9%. Investment grade spreads (BBB Industrials) were range bound for most of the year until the late rally in the fourth quarter ending the year at the 26 percentile. High yield (single B corporates) tightened significantly and ended at the 10 percentile while equities followed suit and the S&P 500 ended within 1% of all-time highs.
The focus over the next few months will continue to be inflation as the market gauges the timing and magnitude of potential Fed rate cuts. While core inflation is 3.2% on a year-over-year basis, more recent data shows core inflation already below the target at 1.9%. It is worthwhile to also keep in mind that year-over-year core inflation has been held up due to shelter, which is calculated on a lag and expected to continue normalizing toward 2%. We believe that this would signal the economy is within striking distance of the Fed’s target, if not already there.
At the December press conference, Chair Powell indicated the Fed would need to begin cutting rates before we get to 2% inflation, which implies the first cut could be soon. Currently the market anticipates 150bps of cuts, starting in March 2024, while Fed officials averaged 75bps  of cuts in their most recent dot plot. This is a meaningful divergence, and we should remain cognizant that the Fed’s biggest fear is that inflation creeps back into the economy. There are risks to the market’s expected path of rates, which includes an increase in sentiment, brought by easing financial conditions, which could spur spending and investment thus slowing progress on inflation.
Ongoing strength of the U.S. consumer is still an unknown as excess savings decline, student loan payments resume, and lending standards remain tight. Credit usage has risen and is now in line with the pre-COVID trend while delinquencies on consumer loans are above 2019 levels. The labor market continues to exhibit strength, as shown by the low unemployment rate, but continuing jobless claims have risen. Additionally, wage growth remains strong but has slowed over the year. This data paints a mixed picture of the consumer and leads us to a higher level of uncertainty than current asset valuations would indicate.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Portfolio Review
The Fund’s risk overweight positioning was the largest contributor to returns over the past year. Despite volatility around the banking panic in March, spreads were generally range bound around historical averages for the first three quarters of 2023, until a sharp rally in the fourth quarter. This rally in both rates and spreads led to the strongest quarter for the Bloomberg U.S. Aggregate Bond Index since the 1980s. The Fund’s overweight to high yield credit and emerging markets debt were the primary contributors from an allocation perspective.
Security selection was also a large contributor to performance during the period, driven by investment grade corporate and securitized allocations. The Fund’s holdings outperformed the benchmark as credit spreads tightened over the year and beta performed well in the fourth quarter. Whole business Asset Backed Securities and Collateralized Loan Obligations performed well within Securitized while bottom-up opportunities in media and utilities outperformed within Investment Grade Credit.
Overall, interest rate positioning of the Fund was a slight contributor to performance over the period. Rates were extremely volatile in 2023 as the economy was impacted by high inflation and restrictive monetary policy. Outside of the short end, rates backed up meaningfully for most of the year before ending the year roughly where they started following a fourth quarter rally. Throughout the year the Fund’s duration positioning was moved longer as we began the year around 4.5 years but moved up as high as 5.5 years. Positioning was shifted meaningfully lower over the fourth quarter as rates declined and the Fund is currently positioned at 4.8 years compared to 6.2 years for the benchmark. This positioning is near the Fund’s historical average as rates are now more fairly priced.
During the past 12 months, the risk budget target decreased to 40%, where it is currently, from an initial 50%. This reduction in risk appetite was due to changing macroeconomic factors and the Fed’s continued path of rate hikes. In addition, valuations (10yr BBB industrials) tightened by over 50bps compared to where spreads began 2023.  In general, credit spreads are in the 26 and 10 percentile (Investment Grade and High Yield, respectively) relative to history limiting the potential upside.
Most sector allocations were not adjusted materially over the year. However, the Fund did reduce emerging markets debt modestly, which lowered the notional exposure to U.S. High Yield corporates. This aligned with the overall reduction of risk during the year. Coinciding with these reductions the Fund also increased its allocation to Treasuries.
Outlook and Conclusion
From an absolute return perspective, we believe the return prospects for the Fund will be attractive going forward. With the rise in interest rates, the yield offered by fixed income can now offer a buffer against price changes and, in the long-term, generate returns more consistent with historical averages. The Fund’s positioning reflects our views and conviction of opportunities for overall risk appetite, sector relative value, and security selection.
The Fund is targeting a modest overweight to spread risk representing 40% of the risk budget. Credit spreads rallied in fourth quarter from around historical averages and ended the year at the 26 and 10 percentiles, for Investment Grade and High Yield respectively. While recent economic data provides support for these levels, further upside is limited which is the basis for our modest risk overweight.
Sector positioning reflects generally expensive valuations, relative value, and opportunities within each sector. Allocations were largely unchanged and primary risk exposures include: Exposure to Investment Grade Credit was maintained during the year.  The sector continues to favor positions lower in the capital structure within high quality financials and utilities while selectively adding to bottom-up opportunities on attractive relative value.
The Fund’s allocation to securitized products also remained steady during 2023. The portfolio managers continue to favor non-agency exposure within the sector,  and the Fund is positioned appropriately with overweight exposure to asset backed securities, colateralized loan obligations and commercial mortgage backed securities.
The Fund modestly reduced its exposure to emerging markets debt during the year. Valuations remain attractive relative to domestic credit within the high yield portion of the market while the investment grade cohort is trading at historically tight levels. Latin America remains the largest exposure within the sector.
High Yield exposure was reduced through the purchase of credit default swap protection. High Yield exposure is at the lower end of its historical range for the Fund as the risk/reward is skewed to the downside with valuations not adequately compensating investors for increased economic risks.  Within High Yield, the Fund is broadly diversified by sector and has been reducing risk on relative value, adding to higher quality BBs.
Duration was extended during the first 9 months of the year but was reduced during the fourth quarter from 5.2 to 4.8 years following the material rally in rates. We are positioning portfolios within the current range (4.5-5 years) through an allocation to

Management's Discussion of Fund Performance (Unaudited) (Continued)
treasuries. We believe longer rates are now more fairly valued but expect to see volatility over the next several quarters as the market digests incoming data and its implications for Fed policy.
We believe that the Fund is positioned to perform well in a stable to improving market environment. We believe a modest overweight to credit sectors is prudent as valuations are tight of historical medians, limiting potential upside. However, the improving economic environment should support tighter spreads and keep them generally range bound. We believe that the Fund should perform well in this type of stable environment through its excess carry, as it continues to generate an above average yield through a high conviction multi-sector approach. Despite the recent rally, the Fund’s yield is still above historical averages and should help offset potential risks. However, if economic growth slows more than expected, the Fund is also in a position to add exposure opportunistically if risk assets experience weakness.
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Strategic Income Opportunities ETF and the Bloomberg U.S. Aggregate Bond Index
Average Annual Total Returns
Touchstone Strategic Income Opportunities ETF	1 Year	Since Inception*
NAV	8.14%	5.54%
Market Price	8.11%	5.72%
Bloomberg U.S. Aggregate Bond Index	5.53%	0.95%
*	The inception date of the Fund was July 21, 2022. The returns of the index listed above are based on the inception date of the Fund.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Investors buy and sell shares of an exchange-traded fund (“ETF”) at market price (not NAV) in the secondary market throughout the trading day. Shares of an ETF  are not individually available for direct purchase from or direct redemption to the ETF. The ETF’s per share NAV is the value of one share of the ETF and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. Market price returns are typically based upon the official closing price of the ETF’s shares. These returns do not represent investors’ returns had they traded shares at other times. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessment of the underlying value of the Fund’s portfolio securities.
Information showing the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads for various time periods is available by visiting the Fund’s website at TouchstoneInvestments.com/ETFs.
Note to Chart
Bloomberg U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years.

Management's Discussion of Fund Performance (Unaudited)
Touchstone Ultra Short Income ETF
Sub-Advised by Fort Washington Investment Advisors, Inc.
Investment Philosophy
The Touchstone Ultra Short Income ETF (the “Fund”) seeks maximum total return consistent with the preservation of capital by investing at least 80% of its assets in fixed-income securities. The Fund invests in a diversified portfolio of fixed income securities of different maturities, including U.S. Treasury securities, U.S. government agency and U.S. government-sponsored enterprise securities, corporate bonds (including those of foreign issuers), mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, municipal bonds collateralized loan obligations and cash equivalent securities including repurchase agreements, commercial paper and variable rate demand notes. While the Fund may invest in securities of any maturity or duration, it seeks to maintain an effective duration of one year or less under normal market conditions.
Fund Performance
The Fund outperformed its primary benchmark, the ICE  BofA 3-Month U.S. Treasury Bill Index, and outperformed its secondary benchmark, the ICE BofA 1-Year U.S. Treasury Note Index, for the period ended December 31, 2023. The Fund’s total return was 6.47 percent while the total returns of its benchmarks were 5.01 percent and 4.74 percent, respectively.
Market Environment
The 12 months ending December 31, 2023 were volatile and marked by high inflation, aggressive central bank tightening, banking panic, and geopolitical conflict. While the first three quarters of 2023 were focused on the number of rate hikes, the sentiment and outlook changed significantly in the fourth quarter as the market looked toward rate cuts. The end to the hiking cycle was ratified as core inflation came down gradually over the year, which along with strong growth data, supported a ‘soft landing’ becoming the consensus opinion.
Entering 2023, many economists were anticipating a recession due to a slowdown in economic growth brought about by a restrictive Federal Reserve (Fed) that raised rates by 525 basis points (“bps”) since 2022. As a result, the 10-year Treasury rose over 100bps to about 5% and caused tighter financial conditions. In addition to higher rates, bank-lending standards tightened over the previous 12 months, which was exacerbated by the banking crisis in March. Risk assets briefly sold off and there were expectations for a pause in rate hikes until the government showed that it would backstop the financial system, if needed. In contrast to all these negative factors, and market expectations, the labor market was resilient over the year. Job gains continued and the unemployment rate remained range bound. This strong labor market, in addition to excess savings, facilitated consumer strength, which supported economic growth.
Ongoing strength of the U.S. consumer is still an unknown as excess savings decline, student loan payments resume, and lending standards remain tight. Credit usage has risen and is now in line with the pre-COVID trend while delinquencies on consumer loans are above 2019 levels. The labor market continues to exhibit strength, as shown by the low unemployment rate, but continuing jobless claims have risen. Additionally, wage growth remains strong but has slowed over the year. This data paints a mixed picture of the consumer and leads us to a higher level of uncertainty than current asset valuations would indicate.
Credit spread across all sectors came under stress during the period especially at the end of the first quarter of 2023 with stress on the regional banking system. Spreads hung out at the wider end before seeing a strong rally over the end of the fourth quarter with structured spreads still lagging other fixed income sectors.
Portfolio Review
Front-end rates were significantly higher over the course of the entire period. 1-month to 6-month rates were up 50-150bps while longer rates finished the year unchanged. Given our bias to start the year with a higher floating rate percentage of assets and shorter duration we were able to take advantage of carry without significant price movements.  The best performing sectors for the year were collateralized loan obligations (“CLO”) at 8.64%, commercial mortgage backed securities (“CMBS”) at 7.41% and asset backed securities at 6.42%.  The Fund’s weakest performing sectors were corporates at 5.83% and residential mortgage backed securities (“RMBS”) at 5.84%.
The period was extremely volatile, but the Fund was able to take advantage of higher rates and timely re-investment of paydowns to add value over the peer group.
The largest change was adding 6% to the Corporate sector over the year increasing from 20-26% of the Fund.  Duration also lengthened by 0.05 to 0.52 at the end of the period.  There was no meaningful change in credit quality as the portfolio was still AA-

Management's Discussion of Fund Performance (Unaudited) (Continued)
rated on average.  All structure sectors were reduced by 2% except for Mortgage Backed Securities, which increased by 3% as we looked to slightly add duration in the portfolio.
The Fund's duration was slightly longer at the end of the period but throughout 2023, the Fund was managed from the shorter end of our duration range given the call for the Fed to continue to raise rates.  Given the amount of floating rate assets, this added to our performance throughout the year as well.
The yield curve changes added value with our floating rate positioning in both CLO and CMBS.  The expectations of higher rates throughout the period and the positioning on the shorter side from a duration standpoint added value to the overall Fund.
Outlook and Conclusion
The focus over the next few months will continue to be inflation as the market gauges the timing and magnitude of potential Fed rate cuts. While core inflation  is 3.2% on a year over year basis, more recent data (6-month annualized) shows core inflation already below the target at 1.9%. It is worthwhile to also keep in mind that year-over-year core inflation has been held up due to housing costs, which is calculated on a lag and expected to continue normalizing toward 2%. We believe this would signal the economy is within striking distance of the Fed’s target, if not already there.
Overall U.S. inflation is largely anticipated to continue declining, but the path of rate cuts will likely not progress exactly as the market currently anticipates, which we expect will lead to periods of volatility. There are also risks to the ‘soft landing’ expectations as consumer demand is likely to moderate and corporate spending remains in question.
The CMBS sector will be our most watched going forward given the stresses that exist in the commercial real estate market. Although we do have distressed assets from a pricing perspective in the Fund, management still believes in the recovery value of the assets. Additionally, we are looking to selectively add the right securities if the opportunity presents itself. Also on the RMBS side, we feel there is value given the strengths in the residential housing market and there is room for spread to tighten on a strong asset. Looking at interest rates, we are looking to actively manage our duration positioning and our floating rate exposures.  Believing the Fed will be higher for longer, we still think the carry trade on floating rate securities will be additive.
We expect that rates will remain higher for longer and as such believe the carry advantage will be an integral part of returns. In addition, the stabilization in CMBS pricing on distressed assets should stabilize in the coming quarters. The higher yield of 8+% plus significant price recovery leads the portfolio to be well positioned for the coming year. Although the threat of recession hangs over the economy, we believe there is a distinct possibility of a soft landing. Looking at securitized spreads on a historical basis there is still room for significant tightening. Selectively adding to subsectors in the securitized space we believe is the best value-added proposition for the near future.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Ultra Short Income ETF, the ICE BofA 3-Month U.S. Treasury Bill Index and the ICE BofA 1-Year U.S. Treasury Note Index
Average Annual Total Returns
Touchstone Ultra Short Income ETF	1 Year	Since Inception*
NAV	6.47%	5.20%
Market Price	6.50%	5.24%
ICE BofA 3-Month U.S. Treasury Bill Index	5.01%	4.44%
ICE BofA 1-Year U.S. Treasury Note Index	4.74%	3.49%
*	The inception date of the Fund was August 4, 2022. The returns of the index listed above are based on the inception date of the Fund.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Investors buy and sell shares of an exchange-traded fund (“ETF”) at market price (not NAV) in the secondary market throughout the trading day. Shares of an ETF  are not individually available for direct purchase from or direct redemption to the ETF. The ETF’s per share NAV is the value of one share of the ETF and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. Market price returns are typically based upon the official closing price of the ETF’s shares. These returns do not represent investors’ returns had they traded shares at other times. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessment of the underlying value of the Fund’s portfolio securities.
Information showing the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads for various time periods is available by visiting the Fund’s website at TouchstoneInvestments.com/ETFs.
Notes to Chart
ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged index of Treasury securities maturing in 90 days that assumes reinvestment of all income.
ICE BofA 1-Year U.S. Treasury Note Index is an unmanaged index comprised of a single issue purchased at the beginning of the month and held for a full month. The issue selected at each month-end rebalancing is the outstanding two-year Treasury Note Bill that matures closest to, but, not beyond one year from the rebalancing date.

Management's Discussion of Fund Performance (Unaudited)
Touchstone US Large Cap Focused ETF
Sub-Advised by Fort Washington Investment Advisors, Inc.
Investment Philosophy
The Touchstone US Large Cap Focused ETF (the Fund) seeks to provide investors with capital appreciation by investing in 25-45 U.S. companies of capitalizations above $5 billion at time of purchase that are trading below what is believed to be the estimate of their intrinsic value and have a sustainable competitive advantage or a high barrier to entry in place. The barrier(s) to entry can be created through a cost advantage, economies of scale, high customer loyalty or a government barrier (e.g. license or subsidy). Fort Washington believes that the strongest barrier to entry is the combination of economies of scale and high customer loyalty.
Fund Performance
The Fund underperformed its benchmark, the S&P 500® Index, for the 12-month period ended December 31, 2023.  The Fund’s total return was 26.17 percent compared to the benchmark’s total return of 26.29 percent.
Market Environment
U.S. equities recorded positive returns in the first half of 2023 as rates pulled back, inflation readings came in lower than expected, and the labor market and consumer spending remained healthy. This was despite fears of a hard landing amid tightening financial conditions and a backdrop that included several large bank failures. U.S. equities were modestly lower in the third quarter. While earnings releases and corporate guidance generally exceeded expectations during the period, the significant rate move during the third quarter provided a challenging backdrop for equities. The fourth quarter, however, brought a significant rebound as U.S. equities rallied to close out the year. The perceived Federal Reserve (“Fed”) pivot during the fourth quarter fueled a soft landing narrative for investors. The benchmark sectors that led the market higher during the period were Information Technology, Communication Services, and Consumer Discretionary.  The Utilities sector was the worst performer for the index, followed by Energy, Consumer Staples, and Health Care.
Portfolio Review
Within the Fund’s holdings, sectors in which the Fund outperformed the benchmark include Communication Services, Consumer Discretionary, Materials, Real Estate, and Consumer Staples. Sectors where the fund underperformed were Information Technology, Industrials, Energy, Financials, and Health Care. Sector allocation contributed to performance for the period primarily due to the overweight to Communication Services and the underweight to Utilities.
The three stocks that contributed most to performance were Meta Platforms Inc. ("Meta”) (Communication Services sector), Salesforce Inc. (“Salesforce”) (Information Technology sector), and Microsoft Corp. (“Microsoft”) (Information Technology sector).
Meta’s stock did well due to continued strong performance of the business. Revenue growth is being driven by strong consumer engagement with Meta’s services. Reels continues to grow at high rates driving incremental engagement and monetization opportunities across Instagram and Facebook. Management’s 2024 outlook suggests continued discipline in operating expenses, leading to higher expectations for operating margins. Salesforce’s shares outperformed due to stronger than expected growth in new bookings coupled with continued improvement in operating margins. Management indicated continued improvement in margins going forward, including contributions from a material increase in sales productivity.  Microsoft’s stock benefited from stronger than expected growth in cloud revenues, including contributions from new artificial intelligence (“AI”) services. We continue to view the company as well positioned to deliver strong revenue growth over time because of its competitive positions in cloud infrastructure and AI services.
Three of the stocks that detracted the most from performance were Johnson & Johnson (Health Care sector), RTX Corp. (“RTX”) (Industrials sector), and BioMarin Pharmaceutical Inc. (“BioMarin”) (Health Care sector).
Healthcare as a whole underperformed in the period, with defensive names like Johnson & Johnson lagging amidst excitement about the new category of weight loss drugs. In addition, headlines around the company’s court proceedings with talc litigation continued to serve as an overhang for the shares during the period. RTX underperformance came primarily in the third quarter as it announced a defect in its geared turbofan jet engine that would affect 1,200 engines. This development, though one-time in nature, will be costly for the firm, requiring increased labor and material costs and concessions to airline customers who will be losing access to aircraft for up to eight months. Moreover, the issues with the engine do not build confidence in the relatively new engine program as investors brace for more future losses of the unknowns. While the update was disconcerting, the company's other segments performed slightly better than we expected, and the defense segment announced new wins that bolstered the backlog.

Management's Discussion of Fund Performance (Unaudited) (Continued)
BioMarin shares underperformed during the period. The company is in the process of launching two potential blockbuster drugs -- Voxzogo for Achondroplasia and Roctavian for Hemophilia A gene therapy. Shares experienced weakness throughout the year based on a few items. Early in the year, a potential Voxzogo competitor published phase 2 data that looked very good, though the numbers were small, and the product is a few years away from approval even if things go smoothly. Also in the first quarter, the U.S. Food and Drug Administration (“FDA”) pushed back the action date on Roctavian’s application by 90 days. BioMarin had said many times this was a likely outcome after the company provided additional phase 3 data, but of course, an early approval would have been better. Additionally, Roctavian’s launch in Europe was slower than hoped, due to reimbursement negotiations. In addition, there was disappointment regarding certain aspects of the detailed prescribing information when the FDA approved Roctavian, on June 29. We continue to see good risk-reward for the shares, taking into account these recent developments.
As the period ended, the Fund had an overweight in the Communication Services, Health Care, and Financials sectors and an underweight in the Information Technology, Consumer Discretionary, Consumer Staples, Real Estate, Energy, and Industrials sectors. The weight in the Materials sector was roughly in line with that of the index. The Fund held no positions in the Utilities sector.
Outlook and Conclusion
Looking ahead, we continue to question whether a hard landing is still to come. Soft landings are typically preceded by the easing of lending standards while the tightening of lending standards precedes hard landings. We continue to believe bank-lending standards will stay tight in the coming quarters. As a result, we see additional downside risk to growth and believe the path for a soft landing remains narrow mainly due to the lag effects of higher interest rates. Consistent with our approach over the past couple of years, we have maintained a high-quality portfolio with a focus on higher return on capital and higher barrier to entry businesses with pricing power. We continue to be alert for signals that would warrant a risk-on shift, but we believe, at this point, our high-quality posture will benefit the portfolio going forward.
Comparison of the Change in Value of a $10,000 Investment in the Touchstone US Large Cap Focused ETF and the S&P 500® Index
Average Annual Total Returns
Touchstone US Large Cap Focused ETF	1 Year	Since Inception*
NAV	26.17%	14.96%
Market Price	26.22%	14.96%
S&P 500® Index	26.29%	14.57%
*	The inception date of the Fund was July 27, 2022. The returns of the index listed above are based on the inception date of the Fund.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Investors buy and sell shares of an exchange-traded fund (“ETF”) at market price (not NAV) in the secondary market throughout the trading day. Shares of an ETF  are not individually available for direct purchase from or direct redemption to the ETF. The ETF’s per share NAV is the value of one share of the ETF and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. Market price returns are typically based upon the official closing price of the ETF’s shares. These returns do not represent investors’ returns had they traded shares at other times. NAV and market price returns assume that dividends and

Management's Discussion of Fund Performance (Unaudited) (Continued)
capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessment of the underlying value of the Fund’s portfolio securities.
Information showing the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads for various time periods is available by visiting the Fund’s website at TouchstoneInvestments.com/ETFs.
Note to Chart
S&P 500® Index is a group of 500 widely held stocks and is commonly regarded to be representative of the large capitalization stock universe.

Tabular Presentation of Portfolios of Investments (Unaudited)
December 31, 2023
The tables below provide each Fund’s geographic allocation, sector allocation, or credit quality. We hope it will be useful to shareholders as it summarizes key information about each Fund’s investments.
Touchstone Climate Transition ETF

Sector Allocation*(% of Net Assets)
Information Technology	24.6%
Industrials	23.8
Utilities	18.1
Materials	14.8
Consumer Discretionary	12.5
Financials	2.1
Health Care	2.0
Consumer Staples	1.9
Short-Term Investment Fund	2.1
Other Assets/Liabilities (Net)	(1.9)
Total	100.0%
Touchstone Dividend Select ETF

Sector Allocation*(% of Net Assets)
Information Technology	23.5%
Financials	13.7
Health Care	13.2
Industrials	9.7
Consumer Discretionary	7.3
Communication Services	6.2
Consumer Staples	6.0
Materials	4.5
Real Estate	3.8
Energy	3.6
Utilities	3.4
Short-Term Investment Fund	5.1
Other Assets/Liabilities (Net)	(0.0)
Total	100.0%
Touchstone Dynamic International ETF

Geographic Allocation(% of Net Assets)
Common Stocks
Japan	18.1%
Canada	10.3
Sweden	6.0
Taiwan	5.9
Denmark	5.9
South Korea	5.5
China	5.1
Switzerland	4.3
United Kingdom	4.2
Netherlands	3.9
Germany	3.3
Norway	3.3
France	2.9
Singapore	2.9
Italy	2.7
Brazil	2.7
Spain	2.3
Indonesia	2.1
Mexico	2.0
Australia	1.2
Malaysia	0.7
New Zealand	0.6
Preferred Stocks	1.1
Short-Term Investment Fund	3.0
Other Assets/Liabilities (Net)	0.0
Total	100.0%

* Sector classifications are based upon the Global Industry Classification Standard (GICS®).

Tabular Presentation of Portfolios of Investments (Unaudited) (Continued)
Touchstone Securitized Income ETF

Credit Quality*(% of Fixed Income Securities)
AAA/Aaa	10.9%
AA/Aa	5.6
A/A	25.1
BBB/Baa	40.1
BB/Ba	1.9
B/B	3.8
CCC	0.6
Not Rated	4.7
Cash Equivalents	7.3
Total	100.0%
Sector Allocation**(% of Net Assets)
Asset-Backed Securities	53.0%
Commercial Mortgage-Backed Securities	22.7
Non-Agency Collateralized Mortgage Obligations	10.3
Agency Collateralized Mortgage Obligations	3.0
U.S. Treasury Obligations	1.9
Corporate Bonds	1.1
Short-Term Investment Fund	5.1
Other Assets/Liabilities (Net)	2.9
Total	100.0%
Touchstone Strategic Income Opportunities ETF

Credit Quality*(% of Fixed Income Securities)
AAA/Aaa	32.4%
AA/Aa	2.9
A/A	9.6
BBB/Baa	30.1
BB/Ba	15.9
B/B	5.2
CCC	1.1
CC	0.2
Not Rated	(0.3)
Cash Equivalents	2.9
Total	100.0%
Sector Allocation**(% of Net Assets)
Corporate Bonds	43.5%
U.S. Treasury Obligations	29.7
Asset-Backed Securities	10.1
Commercial Mortgage-Backed Securities	5.3
Common Stocks
Financials	0.6
Information Technology	0.6
Industrials	0.6
Communication Services	0.3
Consumer Staples	0.3
Energy	0.3
Health Care	0.3
Non-Agency Collateralized Mortgage Obligations	2.6
Sovereign Government Obligations	2.3
Preferred Stocks
Financials	0.0
Short-Term Investment Fund	3.0
Other Assets/Liabilities (Net)	0.5
Total	100.0%

* Credit quality ratings are from S&P Global Ratings ("S&P") and Moody's Investors Service (“Moody's”). If agency ratings differ, the higher rating will be used. Where no rating has been assigned, it may be for reasons unrelated to the creditworthiness of the issuer.
** Sector classifications are based upon the Global Industry Classification Standard (GICS®).

Tabular Presentation of Portfolios of Investments (Unaudited) (Continued)
Touchstone Ultra Short Income ETF

Credit Quality*(% of Fixed Income Securities)
AAA/Aaa	51.4%
AA/Aa	13.7
A/A	12.8
BBB/Baa	14.6
BB/Ba	0.7
Cash Equivalents	6.8
Total	100.0%
Touchstone US Large Cap Focused ETF

Sector Allocation**(% of Net Assets)
Information Technology	26.1%
Health Care	14.7
Financials	14.4
Communication Services	13.4
Industrials	8.2
Consumer Discretionary	8.0
Consumer Staples	3.8
Energy	2.9
Materials	2.4
Real Estate	1.1
Short-Term Investment Fund	5.1
Other Assets/Liabilities (Net)	(0.1)
Total	100.0%
* Credit quality ratings are from S&P Global Ratings ("S&P") and Moody's Investors Service (“Moody's”). If agency ratings differ, the higher rating will be used. Where no rating has been assigned, it may be for reasons unrelated to the creditworthiness of the issuer.
** Sector classifications are based upon the Global Industry Classification Standard (GICS®).

Portfolio of Investments
Touchstone Climate Transition ETF – December 31, 2023
Shares		Market Value
	Common Stocks — 99.8%
	Information Technology — 24.6%
450	ANSYS, Inc.*	$ 163,296
419	ASM International NV (Netherlands)	217,377
1,244	Autodesk, Inc.*	302,889
2,242	Bentley Systems, Inc. - Class B	116,988
760	Cadence Design Systems, Inc.*	207,001
1,902	Enphase Energy, Inc.*	251,330
3,888	Infineon Technologies AG (Germany)	162,243
19,686	LONGi Green Energy Technology Co. Ltd. (China) - Class A	63,564
538	NVIDIA Corp.	266,429
2,668	ON Semiconductor Corp.*	222,858
1,400	PTC, Inc.*	244,944
977	SolarEdge Technologies, Inc.*	91,447
3,420	STMicroelectronics NV (Singapore)	170,823
2,730	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan) ADR	283,920
		2,765,109
	Industrials — 23.8%
7,432	Array Technologies, Inc.*	124,858
8,997	CSX Corp.	311,926
700	Daikin Industries Ltd. (Japan)	114,110
288	Deere & Co.	115,163
3,844	Hexcel Corp.	283,495
416	LG Energy Solution Ltd. (South Korea)*	138,085
3,002	MasTec, Inc.*	227,312
1,378	Republic Services, Inc.	227,246
819	Schneider Electric SE	164,353
8,034	Shoals Technologies Group, Inc. - Class A*	124,848
6,895	Signify NV 144a	230,787
11,200	Sungrow Power Supply Co. Ltd. (China) - Class A	138,322
2,861	Trex Co., Inc.*	236,862
434	United Rentals, Inc.	248,864
		2,686,231
	Utilities — 18.1%
1,188	American Water Works Co., Inc.	156,804
8,887	Boralex, Inc. (Canada) - Class A	225,889
5,160	CMS Energy Corp.	299,641
22,969	Enel SpA (Italy)	170,650
20,958	National Grid PLC (United Kingdom)	282,635
5,189	NextEra Energy, Inc.	315,180
6,616	RWE AG (Germany)	300,767
12,103	SSE PLC (United Kingdom)	286,327
		2,037,893
	Materials — 14.8%
909	Albemarle Corp.	131,332
7,581	Anglo American PLC (South Africa)	190,421
2,385	Corteva, Inc.	114,289
2,928	Crown Holdings, Inc.	269,640
9,361	Graphic Packaging Holding Co.	230,749
9,874	Pan American Silver Corp. (Canada)	161,242
3,856	Sigma Lithium Corp. (Brazil)*	121,580
786	Sika AG (Switzerland)	255,785
1,637	Steel Dynamics, Inc.	193,330
		1,668,368
Shares		Market Value

	Consumer Discretionary — 12.5%
2,609	Aptiv PLC*	$ 234,080
6,994	BYD Co. Ltd. (China) - Class H	192,036
12,084	Compass Group PLC (United Kingdom)	330,545
1,536	Mercedes-Benz Group AG (Germany)	106,064
7,468	On Holding AG (Switzerland) - Class A*	201,412
1,196	Shimano, Inc. (Japan)	185,210
633	Tesla, Inc.*	157,288
		1,406,635
	Financials — 2.1%
415	MSCI, Inc.	234,745
	Health Care — 2.0%
427	Thermo Fisher Scientific, Inc.	226,647
	Consumer Staples — 1.9%
3,311	Danone SA (France)	214,485
	Total Common Stocks	$11,240,113
	Short-Term Investment Fund — 2.1%
242,723	Dreyfus Government Cash Management, Institutional Shares, 5.25%∞Ω	242,723
	Total Investment Securities—101.9% (Cost $11,218,444)	$11,482,836
	Liabilities in Excess of Other Assets — (1.9%)	(217,304)
	Net Assets — 100.0%	$11,265,532
*	Non-income producing security.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of December 31, 2023.
Portfolio Abbreviations:
ADR – American Depositary Receipt
PLC – Public Limited Company
144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2023, these securities were valued at $230,787 or 2.0% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$11,240,113	$—	$—	$11,240,113
Short-Term Investment Fund	242,723	—	—	242,723
Total	$11,482,836	$—	$—	$11,482,836
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Dividend Select ETF – December 31, 2023
Shares		Market Value
	Common Stocks — 94.9%
	Information Technology — 23.5%
4,224	Apple, Inc.	$ 813,247
597	Broadcom, Inc.	666,401
12,130	Cisco Systems, Inc.	612,808
11,388	Intel Corp.	572,247
4,224	International Business Machines Corp.	690,835
1,120	KLA Corp.	651,056
3,721	Microsoft Corp.	1,399,245
6,288	Oracle Corp.	662,944
4,782	QUALCOMM, Inc.	691,621
3,212	Texas Instruments, Inc.	547,517
		7,307,921
	Financials — 13.7%
17,803	Bank of America Corp.	599,427
878	BlackRock, Inc.	712,760
7,842	Charles Schwab Corp. (The)	539,530
1,848	Goldman Sachs Group, Inc. (The)	712,903
13,895	US Bancorp	601,376
2,020	Visa, Inc. - Class A	525,907
11,352	Wells Fargo & Co.	558,745
		4,250,648
	Health Care — 13.2%
2,302	Cencora, Inc.	472,785
7,951	CVS Health Corp.	627,811
4,437	Johnson & Johnson	695,455
8,342	Medtronic PLC	687,214
4,218	Merck & Co., Inc.	459,846
18,565	Pfizer, Inc.	534,486
1,182	UnitedHealth Group, Inc.	622,288
		4,099,885
	Industrials — 9.7%
3,746	3M Co.	409,513
1,969	Caterpillar, Inc.	582,174
990	Lockheed Martin Corp.	448,707
6,248	RTX Corp.	525,707
14,933	Southwest Airlines Co.	431,265
6,251	Stanley Black & Decker, Inc.	613,223
		3,010,589
	Consumer Discretionary — 7.3%
1,760	Home Depot, Inc. (The)	609,928
1,666	McDonald's Corp.	493,986
5,995	Starbucks Corp.	575,580
4,488	Yum! Brands, Inc.	586,402
		2,265,896
	Communication Services — 6.2%
29,272	AT&T, Inc.	491,184
13,829	Comcast Corp. - Class A	606,402
11,396	Fox Corp. - Class A	338,119
13,500	Verizon Communications, Inc.	508,950
		1,944,655
	Consumer Staples — 6.0%
1,689	Constellation Brands, Inc. - Class A	408,316
Shares		Market Value

	Consumer Staples — 6.0% (Continued)
3,201	Dollar General Corp.	$ 435,176
2,772	PepsiCo, Inc.	470,796
5,773	Philip Morris International, Inc.	543,124
		1,857,412
	Materials — 4.5%
1,409	Air Products & Chemicals, Inc.	385,784
6,883	DuPont de Nemours, Inc.	529,509
5,972	International Flavors & Fragrances, Inc.	483,553
		1,398,846
	Real Estate — 3.8%
4,345	Alexandria Real Estate Equities, Inc. REIT	550,816
2,891	American Tower Corp. REIT	624,109
		1,174,925
	Energy — 3.6%
6,211	Exxon Mobil Corp.	620,976
3,749	Valero Energy Corp.	487,370
		1,108,346
	Utilities — 3.4%
5,533	Duke Energy Corp.	536,922
5,038	Entergy Corp.	509,795
		1,046,717
	Total Common Stocks	$29,465,840
	Short-Term Investment Fund — 5.1%
1,585,467	Dreyfus Government Cash Management, Institutional Shares, 5.25%∞Ω	1,585,467
	Total Investment Securities—100.0% (Cost $28,691,724)	$31,051,307
	Liabilities in Excess of Other Assets — (0.0%)	(11,291)
	Net Assets — 100.0%	$31,040,016
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of December 31, 2023.
Portfolio Abbreviations:
PLC – Public Limited Company
REIT – Real Estate Investment Trust
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$29,465,840	$—	$—	$29,465,840
Short-Term Investment Fund	1,585,467	—	—	1,585,467
Total	$31,051,307	$—	$—	$31,051,307
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Dynamic International ETF – December 31, 2023
Shares		Market Value
	Common Stocks — 95.9%
	Japan — 18.1%
	Consumer Discretionary — 5.7%
3,900	Bridgestone Corp.	$ 161,532
2,600	Fast Retailing Co. Ltd.	645,206
48,000	Honda Motor Co. Ltd.	499,064
15,200	Isuzu Motors Ltd.	195,767
59,800	Mazda Motor Corp.	646,137
61,700	Nissan Motor Co. Ltd.	242,511
35,400	Subaru Corp.	649,251
	Consumer Staples — 0.6%
12,800	Japan Tobacco, Inc.	330,894
	Energy — 0.5%
19,200	Inpex Corp.	259,336
	Financials — 2.7%
59,600	Mitsubishi UFJ Financial Group, Inc.	512,095
55,200	Mizuho Financial Group, Inc.	944,468
	Industrials — 1.8%
26,100	Mitsubishi Corp.	417,137
17,100	Sumitomo Corp.	373,047
3,200	Toyota Tsusho Corp.	188,550
	Information Technology — 2.2%
21,400	Canon, Inc.	549,418
1,400	Disco Corp.	347,319
13,500	Yokogawa Electric Corp.	257,458
	Materials — 1.3%
27,900	JFE Holdings, Inc.	432,846
11,000	Nippon Steel Corp.	251,986
	Utilities — 3.3%
53,600	Chubu Electric Power Co., Inc.	692,428
45,500	Tokyo Gas Co. Ltd.	1,044,887
	Total Japan	9,641,337
	Canada — 10.3%
	Consumer Discretionary — 2.0%
14,600	Dollarama, Inc.	1,052,152
	Consumer Staples — 1.1%
9,900	Alimentation Couche-Tard, Inc.	582,995
	Energy — 1.4%
11,100	Canadian Natural Resources Ltd.	727,211
	Financials — 1.2%
9,700	Brookfield Asset Management Ltd. - Class A	389,596
300	Fairfax Financial Holdings Ltd.	276,784
	Industrials — 2.0%
10,900	Air Canada*	153,746
28,200	Element Fleet Management Corp.	458,844
3,100	WSP Global, Inc.	434,545
	Information Technology — 2.6%
500	Constellation Software, Inc.	1,239,678
1,900	Shopify, Inc. - Class A*	147,922
	Total Canada	5,463,473
	Sweden — 6.0%
	Consumer Staples — 1.0%
22,231	Essity AB	551,033
	Financials — 1.6%
60,221	Skandinaviska Enskilda Banken AB - Class A	828,736
	Industrials — 3.4%
11,649	Assa Abloy AB - Class B	335,285
Shares		Market Value

	Sweden — (Continued)
	Industrials — (Continued)
31,284	Atlas Copco AB - Class B	$ 463,396
21,915	Lifco AB - Class B	537,117
7,647	Saab AB	460,668
	Total Sweden	3,176,235
	Taiwan — 5.9%
	Financials — 0.6%
337,000	CTBC Financial Holding Co. Ltd.	311,300
	Information Technology — 5.3%
60,000	Asustek Computer, Inc.	956,974
344,000	AUO Corp.	203,438
412,000	Compal Electronics, Inc.	534,960
50,000	Micro-Star International Co. Ltd.	332,350
24,000	Quanta Computer, Inc.	175,559
34,000	Taiwan Semiconductor Manufacturing Co. Ltd.	656,946
	Total Taiwan	3,171,527
	Denmark — 5.9%
	Financials — 0.9%
21,059	Tryg A/S	458,123
	Health Care — 3.9%
1,379	Genmab A/S*	440,082
15,829	Novo Nordisk A/S - Class B	1,636,416
	Industrials — 1.1%
346	AP Moller - Maersk A/S - Class A	613,841
	Total Denmark	3,148,462
	South Korea — 5.5%
	Communication Services — 0.3%
1,750	JYP Entertainment Corp.	137,647
	Consumer Discretionary — 2.9%
3,899	Hankook Tire & Technology Co. Ltd.	137,444
37,250	Hanon Systems	210,849
2,308	Hyundai Motor Co.	364,685
10,856	Kia Corp.	842,923
	Energy — 0.1%
387	SK Innovation Co. Ltd.*	42,159
	Financials — 1.2%
19,048	KakaoBank Corp.	421,514
25,709	NH Investment & Securities Co. Ltd.	206,207
	Industrials — 1.0%
7,317	Doosan Bobcat, Inc.	286,340
2,680	Samsung C&T Corp.	269,477
	Total South Korea	2,919,245
	China — 5.1%
	Communication Services — 2.6%
22,200	Baidu, Inc. - Class A*	330,079
21,700	Tencent Holdings Ltd.	815,921
29,635	Tencent Music Entertainment Group ADR*	267,011
	Consumer Discretionary — 2.1%
3,820	PDD Holdings, Inc. ADR*	558,904
91,600	Tongcheng-Elong Holdings Ltd.*	169,393
22,967	Vipshop Holdings Ltd. ADR*	407,894
	Industrials — 0.4%
115,000	Weichai Power Co. Ltd. Class H	192,047
	Total China	2,741,249

Touchstone Dynamic International ETF (Continued)
Shares		Market Value
	Common Stocks — 95.9% (Continued)
	Switzerland — 4.3%
	Financials — 1.6%
7,560	Swiss Re AG	$ 849,977
	Health Care — 1.5%
7,610	Novartis AG	767,922
	Information Technology — 1.2%
4,787	Logitech International SA	453,970
2,153	Temenos AG	200,235
	Total Switzerland	2,272,104
	United Kingdom — 4.2%
	Communication Services — 0.5%
24,596	Informa PLC	244,916
	Consumer Discretionary — 1.2%
22,348	Compass Group PLC	611,306
	Consumer Staples — 0.6%
13,597	Imperial Brands PLC	313,092
	Financials — 0.4%
27,606	HSBC Holdings PLC	223,619
	Health Care — 0.5%
2,064	AstraZeneca PLC	278,873
	Industrials — 0.6%
82,751	Rolls-Royce Holdings PLC*	316,119
	Information Technology — 0.4%
15,211	Sage Group PLC (The)	227,332
	Total United Kingdom	2,215,257
	Netherlands — 3.9%
	Energy — 0.5%
7,861	Shell PLC	257,665
	Information Technology — 3.4%
2,418	ASML Holding NV	1,819,693
	Total Netherlands	2,077,358
	Germany — 3.3%
	Financials — 0.6%
1,239	Allianz SE	330,937
	Industrials — 1.6%
39,109	Deutsche Lufthansa AG*	347,467
2,686	Siemens AG	503,847
	Information Technology — 1.1%
3,727	SAP SE	573,879
	Total Germany	1,756,130
	Norway — 3.3%
	Financials — 2.8%
49,547	DNB Bank ASA	1,053,372
23,603	Gjensidige Forsikring ASA	435,591
	Industrials — 0.5%
5,685	Kongsberg Gruppen ASA	260,416
	Total Norway	1,749,379
	France — 2.9%
	Communication Services — 0.5%
2,776	Publicis Groupe SA	257,423
	Industrials — 1.8%
3,193	Airbus SE	492,711
6,238	Cie de Saint-Gobain SA	459,049
Shares		Market Value

	France — (Continued)
	Information Technology — 0.6%
7,347	Dassault Systemes SE	$ 358,777
	Total France	1,567,960
	Singapore — 2.9%
	Financials — 2.1%
115,400	Oversea-Chinese Banking Corp. Ltd.	1,136,730
	Industrials — 0.8%
79,900	Singapore Airlines Ltd.	397,154
	Total Singapore	1,533,884
	Italy — 2.7%
	Financials — 2.7%
403,144	Intesa Sanpaolo SpA	1,176,489
9,255	UniCredit SpA	250,982
	Total Italy	1,427,471
	Brazil — 2.7%
	Communication Services — 1.7%
242,200	TIM SA	893,990
	Financials — 0.6%
28,500	Banco do Brasil SA	324,979
	Industrials — 0.4%
24,300	WEG SA	184,641
	Materials — 0.0%
3,800	Klabin SA	17,382
	Total Brazil	1,420,992
	Spain — 2.3%
	Consumer Discretionary — 2.3%
28,818	Industria de Diseno Textil SA	1,254,409
	Indonesia — 2.1%
	Energy — 1.3%
2,781,100	Adaro Energy Indonesia Tbk PT	429,890
203,100	United Tractors Tbk PT	298,444
	Industrials — 0.8%
1,137,900	Astra International Tbk PT	417,557
	Total Indonesia	1,145,891
	Mexico — 2.0%
	Consumer Staples — 0.7%
26,900	Fomento Economico Mexicano SAB de CV	350,820
	Financials — 0.9%
49,900	Grupo Financiero Banorte SAB de CV Class O	502,791
	Real Estate — 0.4%
108,300	Fibra Uno Administracion SA de CV REIT	194,520
	Total Mexico	1,048,131
	Australia — 1.2%
	Financials — 0.7%
35,488	QBE Insurance Group Ltd.	358,154
	Materials — 0.5%
31,655	Northern Star Resources Ltd.	294,448
	Total Australia	652,602
	Malaysia — 0.7%
	Industrials — 0.7%
220,200	MISC Bhd	349,349

Touchstone Dynamic International ETF (Continued)
Shares		Market Value
	Common Stocks — 95.9% (Continued)
	New Zealand — 0.6%
	Information Technology — 0.6%
4,547	Xero Ltd.*	$ 347,967
	Total Common Stocks	$51,080,412
	Preferred Stocks — 1.1%
	South Korea — 1.0%
	Consumer Discretionary — 1.0%
3,215	Hyundai Motor Co.	285,079
2,854	Hyundai Motor Co.	251,517
	Total South Korea	536,596
	Brazil — 0.1%
	Energy — 0.1%
7,500	Petroleo Brasileiro SA	57,498
	Total Preferred Stocks	$594,094
	Short-Term Investment Fund — 3.0%
1,590,588	Dreyfus Government Cash Management, Institutional Shares, 5.25%∞Ω	1,590,588
	Total Investment Securities — 100.0% (Cost $51,028,026)	$53,265,094
	Other Assets in Excess of Liabilities — 0.0%	6,966
	Net Assets — 100.0%	$53,272,060
*	Non-income producing security.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of December 31, 2023.
Portfolio Abbreviations:
ADR – American Depositary Receipt
PLC – Public Limited Company
REIT – Real Estate Investment Trust
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$51,080,412	$—	$—	$51,080,412
Preferred Stocks	594,094	—	—	594,094
Short-Term Investment Fund	1,590,588	—	—	1,590,588
Total	$53,265,094	$—	$—	$53,265,094
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Securitized Income ETF – December 31, 2023
Principal Amount		Market Value
	Asset-Backed Securities — 53.0%
$ 300,000	AB BSL CLO 2, Ltd. (Cayman Islands), Ser 2021-2A, Class C, 144a, (TSFR3M + 2.362%), 7.755%, 4/15/34(A)	$ 296,509
300,000	AB BSL CLO 2, Ltd. (Cayman Islands), Ser 2021-2A, Class D, 144a, ( TSFR3M + 3.612%), 9.005%, 4/15/34(A)	297,715
300,000	AB BSL CLO 3, Ltd. (Cayman Islands), Ser 2021-3A, Class D, 144a, (TSFR3M + 3.462%), 8.877%, 10/20/34(A)	299,976
506,970	AB Issuer LLC, Ser 2021-1, Class A2, 144a, 3.734%, 7/30/51	441,350
81,932	AmeriCredit Automobile Receivables Trust, Ser 2023-2, Class A1, 5.723%, 9/18/24	81,930
300,000	Ares LIII CLO Ltd. (Cayman Islands), Ser 2019-53A, Class C, 144a, ( TSFR3M + 2.912%), 8.310%, 4/24/31(A)	300,008
400,000	Babson CLO Ltd. (Cayman Islands), Ser 2016-1A, Class CR, 144a, ( TSFR3M + 2.362%), 7.774%, 7/23/30(A)	397,829
408,000	Ballyrock CLO Ltd. (Cayman Islands), Ser 2019-1A, Class BR, 144a, ( TSFR3M + 2.162%), 7.555%, 7/15/32(A)	405,331
600,000	Benefit Street Partners CLO XIX Ltd (Cayman Islands), Ser 2019-19A, Class C, 144a, ( TSFR3M + 2.862%), 8.255%, 1/15/33(A)	597,736
300,000	CFMT LLC, Ser 2023-HB12, Class M1, 144a, 4.250%, 4/25/33(A)(B)	273,557
673,200	Coinstar Funding LLC, Ser 2017-1A, Class A2, 144a, 5.216%, 4/25/47	583,341
270,000	Deerpath Capital CLO Ltd., Ser 2023-1A, Class C, 144a, ( TSFR3M + 5.25%), 10.644%, 4/15/35(A)	270,463
623,700	Driven Brands Funding LLC, Ser 2018-1A, Class A2, 144a, 4.739%, 4/20/48	609,198
300,000	Dryden CLO Ltd. (Cayman Islands), Ser 2018-70A, Class C, 144a, ( TSFR3M + 2.412%), 7.805%, 1/16/32(A)	296,648
561,000	Focus Brands Funding LLC, Ser 2017-1A, Class A2II, 144a, 5.093%, 4/30/47	535,867
500,000	Focus Brands Funding LLC, Ser 2023-2, Class A2, 144a, 8.241%, 10/30/53	528,471
682,200	Hardee's Funding LLC, Ser 2018-1A, Class A2II, 144a, 4.959%, 6/20/48	653,298
300,000	Ivy Hill Middle Market Credit Fund XXI Ltd (Cayman Islands), 21A, Class B, 144a, ( TSFR3M + 3.45%), 8.871%, 7/18/35(A)	300,308
327,525	Jersey Mike's Funding, Ser 2019-1A, Class A2, 144a, 4.433%, 2/15/50	310,211
382,278	Jimmy Johns Funding LLC, Ser 2017-1A, Class A2II, 144a, 4.846%, 7/30/47	363,326
420,000	LAD Auto Receivables Trust, Ser 2021-1A, Class D, 144a, 3.990%, 11/15/29	400,059
400,000	Madison Park Funding XXVI, Ltd. (Cayman Islands), Ser 2017-26A, Class CR, 144a, ( TSFR3M + 2.312%), 7.702%, 7/29/30(A)	399,702
375,000	Madison Park Funding XXVII, Ltd. (Cayman Islands), Ser 2018-27A, Class B, 144a, ( TSFR3M + 2.062%), 7.477%, 4/20/30(A)	370,478
390,000	Madison Park Funding XXXV, Ltd. (Cayman Islands), Ser 2019-35A, Class CR, 144a, ( TSFR3M + 2.162%), 7.577%, 4/20/32(A)	387,013
284,625	NBC Funding LLC, Ser 2021-1, Class A2, 144a, 2.989%, 7/30/51	255,664
540,000	NBC Funding LLC, Ser 2021-1, Class B, 144a, 4.970%, 7/30/51	481,341
Principal Amount		Market Value
	Asset-Backed Securities — 53.0% (Continued)
$ 570,375	Neighborly Issuer LLC, Ser 2021-1A, Class A2, 144a, 3.584%, 4/30/51	$ 495,164
500,000	OHA Credit Partners XII Ltd., Ser 2015-12A, Class DR, 144a, (TSFR3M + 3.162%), 8.574%, 7/23/30(A)	495,673
300,000	Palmer Square CLO, Ltd. (Cayman Islands), Ser 2021-4A, Class D, 144a, (TSFR3M + 3.212%), 8.605%, 10/15/34(A)	298,271
330,000	Park Avenue Institutional Advisers CLO, Ltd. (Cayman Islands), Ser 2019-2A, Class CR, 144a, ( TSFR3M + 3.762%), 9.155%, 10/15/34(A)	319,886
345,600	Servpro Master Issuer LLC, Ser 2019-1A, Class A2, 144a, 3.882%, 10/25/49	324,720
300,224	Structured Asset Securities Corp, Ser 2003-25XS, Class A5, 4.799%, 8/25/33(A)(B)	283,395
550,000	Towd Point Mortgage Trust, Ser 2019-MH1, Class B1, 144a, 3.750%, 11/25/58(A)(B)	516,239
	Total Asset-Backed Securities	$12,870,677
	Commercial Mortgage-Backed Securities — 22.7%
349,653	AREIT Trust, Ser 2020-CRE4, Class C, 144a, (TSFR1M + 3.222%), 8.581%, 4/15/37(A)	339,190
657,000	BFLD Trust, Ser 2021-FPM, Class C, 144a, ( TSFR1M + 3.614%), 8.976%, 6/15/38(A)	631,815
459,120	BX Trust, Ser 2019-OC11, Class E, 144a, 3.944%, 12/9/41(A)(B)	389,101
500,000	CGDB Commercial Mortgage Trust, Ser 2019-MOB, Class A, 144a, (TSFR1M +1.064%), 6.426%, 11/15/36(A)	490,795
527,310	Citigroup Commercial Mortgage Trust, Ser 2014-GC25, Class D, 144a, 3.548%, 10/10/47	418,561
300,000	Citigroup Commercial Mortgage Trust, Ser 2016-C2, Class D, 144a, 3.250%, 8/10/49(A)(B)	235,005
219,000	Citigroup Commercial Mortgage Trust, Ser 2017-P8, Class D, 144a, 3.000%, 9/15/50	150,166
360,000	CSMC Trust, Ser 2017-CALI, Class E, 144a, 3.778%, 11/10/32(A)(B)	95,586
500,000	Great Wolf Trust, Ser 2019-WOLF, Class A, 144a, (TSFR1M +1.148%), 6.710%, 12/15/36(A)	498,101
537,120	GS Mortgage Securities Corp. Trust, Ser 2017-SLP, Class E, 144a, 4.591%, 10/10/32(A)(B)	488,960
9,914,415	GS Mortgage Securities Corp. Trust, Ser 2018-GS9, Class XA, 0.416%, 3/10/51(A)(B)(C)	143,775
14,791,402	GS Mortgage Securities Trust, Ser 2017-GS6, Class XA, 1.010%, 5/10/50(A)(B)(C)	405,593
400,000	HONO Mortgage Trust, Ser 2021-LULU, Class A, 144a, (TSFR1M +1.264%), 6.626%, 10/15/36(A)	382,818
300,000	LSTAR Commercial Mortgage Trust, Ser 2016-4, Class D, 144a, 4.606%, 3/10/49(A)(B)	226,696
445,104	Morgan Stanley Capital I Trust, Ser 2018-BOP, Class E, 144a, ( TSFR1M + 1.997%), 7.359%, 6/15/35(A)	118,409
236,820	Morgan Stanley Capital I Trust, Ser 2019-NUGS, Class E, 144a, ( TSFR1M + 2.358%), 7.720%, 12/15/36(A)	67,869
520,200	RBS Commercial Funding, Inc. Trust, Ser 2013-SMV, Class D, 144a, 3.584%, 3/11/31(A)(B)	440,044
	Total Commercial Mortgage-Backed Securities	$5,522,484
	Non-Agency Collateralized Mortgage Obligations — 10.3%
262,217	Cascade Funding Mortgage Trust, Ser 2019-RM3, Class A, 144a, 2.800%, 6/25/69(A)(B)	255,551
500,000	Connecticut Avenue Securities Trust, Ser 2022-R04, Class 1M2, 144a, (SOFR30A + 3.10%), 8.437%, 3/25/42(A)	515,862
350,000	GS Mortgage Securities Corp. Trust, Ser 2019-SL1, Class B1, 144a, 3.994%, 1/25/59(A)(B)	314,328

Touchstone Securitized Income ETF (Continued)
Principal Amount		Market Value
	Non-Agency Collateralized Mortgage Obligations — 10.3% (Continued)
$ 287,245	Mill City Mortgage Loan Trust, Ser 2016-1, Class B3, 144a, 3.975%, 4/25/57(A)(B)	$ 246,974
490,000	Mill City Mortgage Loan Trust, Ser 2017-1, Class B2, 144a, 3.994%, 11/25/58(A)(B)	423,198
294,480	Mill City Mortgage Loan Trust, Ser 2017-2, Class B2, 144a, 4.284%, 7/25/59(A)(B)	252,677
293,927	Mill City Mortgage Loan Trust, Ser 2018-2, Class B2, 144a, 3.750%, 5/25/58(A)(B)	238,273
295,140	Towd Point Mortgage Trust, Ser 2015-2, Class 1B3, 144a, 3.676%, 11/25/60(A)(B)	251,664
	Total Non-Agency Collateralized Mortgage Obligations	$2,498,527
	Agency Collateralized Mortgage Obligations — 3.0%
9,204,531	FRESB Mortgage Trust, Ser 2021-SB88, Class X1, 0.708%, 5/25/41(A)(B)(C)	295,008
8,194,182	FRESB Mortgage Trust, Ser 2021-SB90, Class X1, 0.634%, 6/25/41(A)(B)(C)	196,874
7,160,614	Government National Mortgage Association, Ser 2016-70, Class IO, 0.768%, 4/16/58(A)(B)(C)	249,321
	Total Agency Collateralized Mortgage Obligations	$741,203
	U.S. Treasury Obligations — 1.9%
475,000	U.S. Treasury Bond, 3.875%, 2/15/43	454,553
	Corporate Bonds — 1.1%
	Financials — 1.1%
300,000	First Maryland Capital I, (TSFR3M + 1.262%), 6.655%, 1/15/27(A)	273,001
Shares
	Short-Term Investment Fund — 5.1%
1,242,864	Dreyfus Government Cash Management, Institutional Shares, 5.25%∞Ω	1,242,864
	Total Investment Securities—97.1% (Cost $23,078,626)	$23,603,309
	Other Assets in Excess of Liabilities — 2.9%	700,062
	Net Assets — 100.0%	$24,303,371
(A)	Variable rate security - Rate reflected is the rate in effect as of December 31, 2023.
(B)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(C)	Interest only security - This type of security represents the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of December 31, 2023.
Portfolio Abbreviations:
CLO – Collateralized Loan Obligation
FRESB – Freddie Mac Multifamily Securitization Small Balance Loan
IO – Interest Only
LLC – Limited Liability Company
SOFR30A – Secured Overnight Financing Rate 30 Day Average
TSFR1M – One Month Term Secured Overnight Financing Rate
TSFR3M – Three Month Term Secured Overnight Financing Rate
144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2023, these securities were valued at $19,976,995 or 82.2% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$12,870,677	$—	$12,870,677
Commercial Mortgage-Backed Securities	—	5,522,484	—	5,522,484
Non-Agency Collateralized Mortgage Obligations	—	2,498,527	—	2,498,527
Agency Collateralized Mortgage Obligations	—	741,203	—	741,203
U.S. Treasury Obligations	—	454,553	—	454,553
Corporate Bonds	—	273,001	—	273,001
Short-Term Investment Fund	1,242,864	—	—	1,242,864
Total	$1,242,864	$22,360,445	$—	$23,603,309

Portfolio of Investments
Touchstone Strategic Income Opportunities ETF – December 31, 2023
Principal Amount		Market Value
	Corporate Bonds — 43.5%
	Financials — 9.6%
$ 826,000	Bank of Nova Scotia (The) (Canada), 3.625%, 10/27/81	$ 634,286
831,000	Barclays PLC (United Kingdom), 2.894%, 11/24/32	682,282
363,000	Charles Schwab Corp. (The), Ser H, 4.000%(A)	286,666
576,000	Citigroup, Inc., Ser W, 4.000%(A)	531,536
644,000	Corestates Capital III, 144a, (TSFR3M + 0.832%), 6.211%, 2/15/27(B)	613,422
206,000	Credit Acceptance Corp., 144a, 9.250%, 12/15/28	219,678
561,000	First Maryland Capital II, (TSFR3M + 1.112%), 6.489%, 2/1/27(B)	508,847
230,000	FirstCash, Inc., 144a, 4.625%, 9/1/28	214,710
269,000	goeasy Ltd. (Canada), 144a, 9.250%, 12/1/28	287,284
542,000	Goldman Sachs Group, Inc. (The), 6.561%, 10/24/34	597,451
898,000	Golub Capital BDC, Inc., 2.050%, 2/15/27	789,095
422,000	Icahn Enterprises LP / Icahn Enterprises Finance Corp., 5.250%, 5/15/27	379,803
538,000	Morgan Stanley, 5.297%, 4/20/37	524,507
356,000	OneMain Finance Corp., 9.000%, 1/15/29	376,578
227,000	PennyMac Financial Services, Inc., 144a, 7.875%, 12/15/29	233,696
807,000	PNC Capital Trust, (TSFR3M + 0.832%), 6.209%, 6/1/28(B)	750,699
298,000	PRA Group, Inc., 144a, 7.375%, 9/1/25	295,035
419,000	Sabra Health Care LP REIT, 3.900%, 10/15/29	377,255
815,000	Sixth Street Specialty Lending, Inc., 2.500%, 8/1/26	745,362
832,000	Truist Bank, Ser A, (TSFR3M + 0.932%), 6.311%, 5/15/27(B)	781,719
		9,829,911
	Consumer Discretionary — 7.5%
858,000	Brunswick Corp., 4.400%, 9/15/32	783,365
385,000	Carriage Services, Inc., 144a, 4.250%, 5/15/29	341,934
204,000	Ford Motor Co., 4.750%, 1/15/43	169,025
227,000	Ford Motor Credit Co. LLC, 4.125%, 8/17/27	215,110
335,000	Forestar Group, Inc., 144a, 3.850%, 5/15/26	318,498
464,000	Gap, Inc. (The), 144a, 3.625%, 10/1/29	396,686
310,000	GEMS MENASA Cayman Ltd. / GEMS Education Delaware LLC (United Arab Emirates), 7.125%, 7/31/26†	305,085
998,000	General Motors Financial Co., Inc., 3.100%, 1/12/32	851,146
525,000	GENM Capital Labuan Ltd. (Malaysia), 144a, 3.882%, 4/19/31	448,604
632,000	Mattel, Inc., 5.450%, 11/1/41†	566,199
544,000	Meritage Homes Corp., 144a, 3.875%, 4/15/29	499,906
313,000	MGM China Holdings Ltd. (Macao), 144a, 5.375%, 5/15/24	311,416
395,000	Royal Caribbean Cruises Ltd., 144a, 5.375%, 7/15/27	391,070
330,000	Speedway Motorsports LLC / Speedway Funding II, Inc., 144a, 4.875%, 11/1/27	309,782
722,000	Toll Brothers Finance Corp., 3.800%, 11/1/29	677,210
727,000	Warnermedia Holdings, Inc., 5.141%, 3/15/52	627,297
529,000	Wynn Macau Ltd. (Macao), 144a, 4.875%, 10/1/24	521,904
		7,734,237
	Energy — 5.7%
472,000	Aker BP ASA (Norway), 144a, 6.000%, 6/13/33	491,173
367,000	Baytex Energy Corp. (Canada), 144a, 8.500%, 4/30/30	379,714
189,000	Cenovus Energy, Inc. (Canada), 5.250%, 6/15/37	178,829
371,000	Civitas Resources, Inc., 144a, 8.375%, 7/1/28	387,329
344,000	CQP Holdco LP / BIP-V Chinook Holdco LLC, 144a, 5.500%, 6/15/31	325,912
300,000	Ecopetrol SA (Colombia), 8.625%, 1/19/29	319,675
45,000	Genesis Energy LP / Genesis Energy Finance Corp., 8.250%, 1/15/29	46,253
Principal Amount		Market Value

	Energy — 5.7% (Continued)
$ 382,000	Hilcorp Energy I LP / Hilcorp Finance Co., 144a, 6.000%, 2/1/31	$ 368,463
415,488	MC Brazil Downstream Trading SARL (Brazil), 144a, 7.250%, 6/30/31	325,639
800,000	Midwest Connector Capital Co. LLC, 144a, 4.625%, 4/1/29	770,998
596,000	NGPL PipeCo LLC, 144a, 7.768%, 12/15/37	662,887
371,000	Parkland Corp. (Canada), 144a, 4.500%, 10/1/29	340,010
770,000	Petroleos Mexicanos (Mexico), 6.625%, 6/15/35	590,707
403,000	Plains All American Pipeline LP, (TSFR3M + 4.372%), 9.751%(A)(B)	389,399
221,000	Precision Drilling Corp. (Canada), 144a, 6.875%, 1/15/29†	213,117
		5,790,105
	Utilities — 5.4%
727,000	CMS Energy Corp., 4.750%, 6/1/50	656,431
598,000	Edison International, 4.125%, 3/15/28	577,849
452,000	Edison International, Ser B, 5.000%(A)	420,859
450,000	Eskom Holdings SOC Ltd. (South Africa), 144a, 8.450%, 8/10/28	455,850
513,000	FirstEnergy Transmission LLC, 144a, 5.450%, 7/15/44	497,187
515,000	Minejesa Capital BV (Indonesia), 4.625%, 8/10/30	488,606
620,000	NextEra Energy Capital Holdings, Inc., (TSFR3M + 2.387%), 7.771%, 6/15/67(B)	554,731
598,000	Pacific Gas & Electric Co., 2.500%, 2/1/31	494,283
658,000	PPL Capital Funding, Inc., Ser A, (TSFR3M + 2.927%), 8.275%, 3/30/67(B)	613,478
815,000	WEC Energy Group, Inc., (TSFR3M + 2.374%), 7.754%, 5/15/67(B)†	729,020
		5,488,294
	Industrials — 4.6%
367,000	Amsted Industries, Inc., 144a, 4.625%, 5/15/30	335,886
267,000	Boeing Co. (The), 5.805%, 5/1/50	277,603
381,000	Canpack SA / Canpack US LLC (Poland), 144a, 3.125%, 11/1/25	361,008
542,000	Cemex SAB de CV (Mexico), 144a, 5.125%(A)	514,114
415,000	Cimpress PLC (Ireland), 7.000%, 6/15/26	405,662
458,000	Fortress Transportation & Infrastructure Investors LLC, 144a, 6.500%, 10/1/25	456,537
335,000	IHS Holding Ltd. (Nigeria), 5.625%, 11/29/26	290,693
406,000	Imola Merger Corp., 144a, 4.750%, 5/15/29	385,871
363,000	Stericycle, Inc., 144a, 3.875%, 1/15/29	329,375
362,000	TK Elevator Holdco GmbH (Germany), 144a, 7.625%, 7/15/28	355,589
322,000	TransDigm, Inc., 144a, 6.250%, 3/15/26	321,424
753,000	Weir Group PLC (The) (United Kingdom), 144a, 2.200%, 5/13/26	700,314
		4,734,076
	Consumer Staples — 2.4%
285,000	Coruripe Netherlands BV (Brazil), 144a, 10.000%, 2/10/27	218,738
335,000	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 6.500%, 12/1/52	337,338
646,000	Philip Morris International, Inc., 5.375%, 2/15/33	663,328
415,000	QVC, Inc., 4.375%, 9/1/28	299,622
549,000	Simmons Foods, Inc. / Simmons Prepared Foods, Inc. / Simmons Pet Food, Inc. / Simmons Feed, 144a, 4.625%, 3/1/29	475,398
500,000	Turning Point Brands, Inc., 144a, 5.625%, 2/15/26	466,540
		2,460,964
	Health Care — 2.1%
519,000	CVS Health Corp., 5.050%, 3/25/48	487,667

Touchstone Strategic Income Opportunities ETF (Continued)
Principal Amount		Market Value
	Corporate Bonds — 43.5% (Continued)
	Health Care — 2.1% (Continued)
$ 418,000	Herbalife Nutrition Ltd. / HLF Financing, Inc., 144a, 7.875%, 9/1/25	$ 412,780
361,000	Medline Borrower LP, 144a, 3.875%, 4/1/29	326,345
368,000	MEDNAX, Inc., 144a, 5.375%, 2/15/30	327,554
686,000	Viatris, Inc., 2.700%, 6/22/30	580,447
		2,134,793
	Communication Services — 1.8%
372,000	Block Communications, Inc., 144a, 4.875%, 3/1/28	325,500
495,000	CCO Holdings LLC / CCO Holdings Capital Corp., 144a, 4.250%, 2/1/31	432,649
429,000	CSC Holdings LLC, 144a, 4.625%, 12/1/30	258,450
374,000	Gray Escrow II, Inc., 144a, 5.375%, 11/15/31	283,320
289,000	Paramount Global, 4.200%, 5/19/32†	258,591
330,000	Stagwell Global, 144a, 5.625%, 8/15/29	303,555
		1,862,065
	Real Estate — 1.8%
332,000	Kilroy Realty LP REIT, 3.050%, 2/15/30	282,473
421,000	RHP Hotel Properties LP / RHP Finance Corp. REIT, 144a, 4.500%, 2/15/29	391,547
428,000	SBA Tower Trust REIT, 144a, 6.599%, 1/15/28	440,190
274,000	STORE Capital Corp. REIT, 2.700%, 12/1/31	207,904
364,000	STORE Capital Corp. REIT, 2.750%, 11/18/30	286,192
258,000	STORE Capital Corp. REIT, 4.625%, 3/15/29	238,578
		1,846,884
	Information Technology — 1.4%
589,000	Micron Technology, Inc., 2.703%, 4/15/32	495,470
258,000	Micron Technology, Inc., 6.750%, 11/1/29	279,116
372,000	Open Text Corp. (Canada), 144a, 3.875%, 12/1/29	333,533
328,000	Xerox Holdings Corp., 144a, 5.000%, 8/15/25	321,268
		1,429,387
	Materials — 1.2%
327,000	Braskem Idesa SAPI (Mexico), 144a, 6.990%, 2/20/32	184,755
341,000	Braskem Netherlands Finance BV (Brazil), 144a, 7.250%, 2/13/33	287,145
781,000	Celanese US Holdings LLC, 6.165%, 7/15/27	800,776
		1,272,676
	Total Corporate Bonds	$44,583,392
	U.S. Treasury Obligations — 29.7%
6,100,000	U.S. Treasury Bond, 3.875%, 5/15/43	5,836,937
3,105,000	U.S. Treasury Bond, 4.000%, 11/15/52	3,077,953
3,100,000	U.S. Treasury Bond, 4.375%, 8/15/43	3,176,047
2,505,000	U.S. Treasury Inflation Indexed Note, 1.250%, 4/15/28	2,505,367
3,270,000	U.S. Treasury Inflation Indexed Note, 1.375%, 7/15/33	3,222,179
4,000,000	U.S. Treasury Note, 3.000%, 6/30/24	3,958,125
8,680,000	U.S. Treasury Note, 4.000%, 2/29/28	8,715,602
	Total U.S. Treasury Obligations	$30,492,210
	Asset-Backed Securities — 10.1%
1,000,000	CFIP CLO Ltd. (Cayman Islands), Ser 2018-1A, Class D, 144a, (TSFR3M + 3.502%), 8.897%, 7/18/31(B)	946,084
1,088,438	Driven Brands Funding LLC, Ser 2020-1A, Class A2, 144a, 3.786%, 7/20/50	1,002,932
1,000,000	Franklin Park Place CLO I LLC (Cayman Islands), Ser 2022-1A, Class B, 144a, (TSFR3M + 2.000%), 7.394%, 4/14/35(B)	975,016
1,000,000	Golub Capital Partners CLO 25M Ltd. (Cayman Islands), Ser 2015-25A, Class BR, 144a, (TSFR3M + 2.162%), 7.554%, 5/5/30(B)	994,509
1,009,088	Hardee's Funding LLC, Ser 2018-1A, Class A2II, 144a, 4.959%, 6/20/48	966,337
Principal Amount		Market Value
	Asset-Backed Securities — 10.1% (Continued)
$1,000,000	NBC Funding LLC, Ser 2021-1, Class B, 144a, 4.970%, 7/30/51	$ 891,372
1,170,000	Neighborly Issuer LLC, Ser 2021-1A, Class A2, 144a, 3.584%, 4/30/51	1,015,720
1,000,000	OHA Loan Funding Ltd. (Cayman Islands), Ser 2013-1A, Class CR2, 144a, (TSFR3M +2.332%), 7.744%, 7/23/31(B)	999,938
685,000	Prestige Auto Receivables Trust, Ser 2019-1A, Class E, 144a, 3.900%, 5/15/26	682,615
1,075,000	Tesla Auto Lease Trust, Ser 2021-A, Class E, 144a, 2.640%, 3/20/25	1,069,744
977,500	Zaxby's Funding LLC, Ser 2021-1A, Class A2, 144a, 3.238%, 7/30/51	847,585
	Total Asset-Backed Securities	$10,391,852
	Commercial Mortgage-Backed Securities — 5.3%
2,000,000	BBCMS Mortgage Trust, Ser 2022-C17, Class XD, 144a, 3.039%, 9/15/55(B)(C)(D)	399,590
800,000	Benchmark Mortgage Trust, Ser 2020-B18, Class AGND, 144a, 3.744%, 7/15/53	730,751
1,250,000	BX Commercial Mortgage Trust, Ser 2020-VIV2, Class C, 144a, 3.542%, 3/9/44(B)(D)	1,069,111
1,125,000	Citigroup Commercial Mortgage Trust, Ser 2013-375P, Class C, 144a, 3.518%, 5/10/35(B)(D)	1,023,856
1,100,000	Citigroup Commercial Mortgage Trust, Ser 2014-GC25, Class D, 144a, 3.548%, 10/10/47	873,144
1,250,000	Citigroup Commercial Mortgage Trust, Ser 2017-P8, Class D, 144a, 3.000%, 9/15/50	857,110
579,597	WFRBS Commercial Mortgage Trust, Ser 2013-C13, Class D, 144a, 4.008%, 5/15/45(B)(D)	474,874
	Total Commercial Mortgage-Backed Securities	$5,428,436
Shares
	Common Stocks — 3.0%
	Financials — 0.6%
9,601	Bank of America Corp.	323,265
836	Goldman Sachs Group, Inc. (The)	322,504
		645,769
	Information Technology — 0.6%
2,111	International Business Machines Corp.	345,254
1,671	Texas Instruments, Inc.	284,839
		630,093
	Industrials — 0.6%
669	Lockheed Martin Corp.	303,218
3,442	RTX Corp.	289,610
		592,828
	Communication Services — 0.3%
20,286	AT&T, Inc.	340,399
	Consumer Staples — 0.3%
3,103	Philip Morris International, Inc.	291,930
	Energy — 0.3%
2,831	Exxon Mobil Corp.	283,043
	Health Care — 0.3%
1,797	Johnson & Johnson	281,662
	Total Common Stocks	$3,065,724

Touchstone Strategic Income Opportunities ETF (Continued)
Principal Amount		MarketValue
	Non-Agency Collateralized Mortgage Obligations — 2.6%
$1,000,000	Freddie Mac STACR REMIC Trust, Ser 2022-DNA3, Class M1B, 144a, (SOFR30A + 2.900%), 8.237%, 4/25/42(B)	$ 1,026,781
901,391	Mello Mortgage Capital Acceptance, Ser 2022-INV2, Class A15, 144a, 3.000%, 4/25/52(B)(D)	747,450
1,000,000	Mill City Mortgage Loan Trust, Ser 2017-1, Class B2, 144a, 3.994%, 11/25/58(B)(D)	863,669
	Total Non-Agency Collateralized Mortgage Obligations	$2,637,900
	Sovereign Government Obligations — 2.3%
590,000	Angolan Government International Bond, 144a, 8.000%, 11/26/29	523,271
350,000	Bahamas Government International Bond, 144a, 6.000%, 11/21/28	308,000
610,000	Egypt Government International Bond, 144a, 8.500%, 1/31/47	378,149
290,000	Gabon Government International Bond, 144a, 6.625%, 2/6/31	241,574
580,000	Ghana Government International Bond, 144a, 8.627%, 6/16/49	246,188
290,000	Republic of Uzbekistan International Bond, 144a, 3.700%, 11/25/30	243,310
400,000	Serbia International Bond, 2.125%, 12/1/30	320,000
400,000	Ukraine Government International Bond, 144a, 7.253%, 3/15/35	94,000
	Total Sovereign Government Obligations	$2,354,492
Shares
	Preferred Stocks — 0.0%
	Financials — 0.0%
18,000	First Republic Bank, Ser K, 13.930%(A)	1,620
	Short-Term Investment Fund — 3.0%
3,062,552	Dreyfus Government Cash Management, Institutional Shares, 5.25%∞Ω**	3,062,552
	Total Investment Securities—99.5% (Cost $100,352,134)	$102,018,178
	Other Assets in Excess of Liabilities — 0.5%	503,728
	Net Assets — 100.0%	$102,521,906
(A)	Perpetual Bond - A bond or preferred stock with no definite maturity date.
(B)	Variable rate security - Rate reflected is the rate in effect as of December 31, 2023.
(C)	Interest only security - This type of security represents the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.
(D)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
**	All or a portion of the security represents collateral for securities loaned.
†	All or a portion of the security is on loan. The total market value of the securities on loan as of December 31, 2023 was $818,410.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of December 31, 2023.
Portfolio Abbreviations:
CLO – Collateralized Loan Obligation
ICE – Intercontinental Exchange, Inc.
LLC – Limited Liability Company
LP – Limited Partnership
PLC – Public Limited Company
REIT – Real Estate Investment Trust
REMIC – Real Estate Mortgage Investment Conduit
SOC – State-Owned Company
SOFR30A – Secured Overnight Financing Rate 30 Day Average
STACR – Structured Agency Credit Risk
TSFR3M – Three Month Term Secured Overnight Financing Rate
144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2023, these securities were valued at $40,663,969 or 39.7% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Assets:
Corporate Bonds	$—	$44,583,392	$—	$44,583,392
U.S. Treasury Obligations	—	30,492,210	—	30,492,210
Asset-Backed Securities	—	10,391,852	—	10,391,852
Commercial Mortgage-Backed Securities	—	5,428,436	—	5,428,436
Common Stocks	3,065,724	—	—	3,065,724
Non-Agency Collateralized Mortgage Obligations	—	2,637,900	—	2,637,900
Sovereign Government Obligations	—	2,354,492	—	2,354,492
Preferred Stocks	1,620	—	—	1,620
Short-Term Investment Fund	3,062,552	—	—	3,062,552
Other Financial Instruments
Futures
Interest rate contracts	151,683	—	—	151,683
Total Assets	$6,281,579	$95,888,282	$—	$102,169,861
Liabilities:
Other Financial Instruments
Swap Agreements
Credit contracts	$—	$(294,787)	$—	$(294,787)
Futures
Interest rate contracts	(42,036)	—	—	(42,036)
Total Liabilities	$(42,036)	$(294,787)	$—	$(336,823)
Total	$6,239,543	$95,593,495	$—	$101,833,038

Touchstone Strategic Income Opportunities ETF (Continued)
Futures Contracts
At December 31, 2023, $79,950 was segregated with the broker as collateral for futures contracts. The Fund had the following futures contracts, brokered by Wells Fargo, open at December 31, 2023:
Description	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ Depreciation
Short Futures:
30-Year U.S. Ultra Treasury Bond	3/19/2024	12	$1,561,089	$(42,036)
Long Futures:
2-Year U.S. Treasury Note	3/28/2024	72	14,674,130	151,683
				$109,647
 Centrally Cleared Credit Default Swaps on Credit Indices(1)
Counterparty	Termination Date	Notional Amount(2)	Pay Fixed Rate	Clearinghouse	Underlying Bond	Value(3)	Premiums Paid/ (Received)	Unrealized Depreciation
Buy Protection:
Wells Fargo	12/20/28	$4,950,000	5.000%	ICE	Markit CDX North America High Yield Series 41 5Y Index	$(288,748)	$6,039	$(294,787)
(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(3)	The quoted market prices and resulting values for credit default swap agreements on the underlying bond serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Ultra Short Income ETF – December 31, 2023
Principal Amount		Market Value
	Asset-Backed Securities — 44.9%
$1,000,000	American Credit Acceptance Receivables Trust, Ser 2020-4, Class D, 144a, 1.770%, 12/14/26	$ 990,902
1,000,000	AmeriCredit Automobile Receivables Trust, Ser 2020-2, Class D, 2.130%, 3/18/26	964,799
500,000	AmeriCredit Automobile Receivables Trust, Ser 2023-2, Class A2, 6.190%, 4/19/27	502,153
609,338	AMMC CLO XII Ltd. (Cayman Islands), Ser 2013-12A, Class AR2, 144a, (TSFR3M + 1.212%), 6.581%, 11/10/30(A)	608,711
424,782	AUF Funding LLC, Ser 2022-1A, Class A1LN, 144a, (TSFR3M + 2.500%), 7.916%, 1/20/31(A)	425,703
485,171	Benefit Street Partners CLO XV Ltd. (Cayman Islands), Ser 2018-15A, Class A1, 144a, (TSFR3M +1.412%), 6.807%, 7/18/31(A)	485,176
651,602	CARLYLE US CLO Ltd. (Cayman Islands), Ser 2017-4A, Class A1, 144a, (TSFR3M +1.442%), 6.835%, 1/15/30(A)	651,640
521,099	CCG Receivables Trust, Ser 2021-1, Class A2, 144a, 0.300%, 6/14/27	514,901
1,000,000	CPS Auto Receivables Trust, Ser 2021-D, Class C, 144a, 1.590%, 12/15/27	980,402
500,000	Dell Equipment Finance Trust, Ser 2022-1, Class B, 144a, 2.720%, 8/23/27	489,995
945,000	Driven Brands Funding LLC, Ser 2018-1A, Class A2, 144a, 4.739%, 4/20/48	923,028
500,000	DT Auto Owner Trust, Ser 2020-2A, Class E, 144a, 7.170%, 6/15/27	502,520
1,265,000	DT Auto Owner Trust, Ser 2021-4A, Class C, 144a, 1.500%, 9/15/27	1,217,117
288,152	DT Auto Owner Trust, Ser 2023-2A, Class A, 144a, 5.880%, 4/15/27	288,267
194,992	Elara HGV Timeshare Issuer LLC, Ser 2021-A, Class A, 144a, 1.360%, 8/27/35	179,038
500,000	Exeter Automobile Receivables Trust, Ser 2020-2A, Class E, 144a, 7.190%, 9/15/27	503,793
385,754	Exeter Automobile Receivables Trust, Ser 2021-2A, Class C, 0.980%, 6/15/26	380,650
650,000	Exeter Automobile Receivables Trust, Ser 2022-4A, Class C, 4.920%, 12/15/28	641,908
304,195	First Investors Auto Owner Trust, Ser 2020-1A, Class D, 144a, 3.150%, 4/15/26	303,016
667,790	Flagship Credit Auto Trust, Ser 2023-1, Class A2, 144a, 5.380%, 12/15/26	665,982
62,199	Foursight Capital Automobile Receivables Trust, Ser 2021-2, Class A3, 144a, 0.810%, 5/15/26	62,061
589,061	GLS Auto Receivables Issuer Trust, Ser 2020-2A, Class C, 144a, 4.570%, 4/15/26	586,038
750,000	GLS Auto Receivables Issuer Trust, Ser 2020-3A, Class E, 144a, 4.310%, 7/15/27	737,803
41,753	GLS Auto Receivables Issuer Trust, Ser 2020-4A, Class C, 144a, 1.140%, 11/17/25	41,665
500,000	GLS Auto Receivables Issuer Trust, Ser 2021-1A, Class D, 144a, 1.680%, 1/15/27	485,712
785,311	Golub Capital Partners CLO 34M Ltd. (Cayman Islands), Ser 2017-34A, Class AR, 144a, (TSFR3M + 1.962%), 7.354%, 3/14/31(A)	784,971
500,000	Hertz Vehicle Financing LLC, Ser 2021-1A, Class A, 144a, 1.210%, 12/26/25	482,653
599,772	Hilton Grand Vacations Trust, Ser 2020-AA, Class A, 144a, 2.740%, 2/25/39	568,287
315,670	Hilton Grand Vacations Trust, Ser 2020-AA, Class B, 144a, 4.220%, 2/25/39	305,452
Principal Amount		Market Value
	Asset-Backed Securities — 44.9% (Continued)
$ 350,563	JFIN CLO 2017 Ltd. (Cayman Islands), Ser 2017-1A, Class A1R, 144a, (TSFR3M + 1.262%), 6.660%, 4/24/29(A)	$ 350,293
213,737	LCM XIII LP (Cayman Islands), Ser 13A, Class AR3, 144a, (TSFR3M + 1.132%), 6.528%, 7/19/27(A)	213,709
1,200,000	OneMain Direct Auto Receivables Trust, Ser 2019-1A, Class A, 144a, 3.630%, 9/14/27	1,175,064
1,213,125	OneMain Direct Auto Receivables Trust, Ser 2021-1A, Class A, 144a, 0.870%, 7/14/28	1,164,363
695,000	OneMain Direct Auto Receivables Trust, Ser 2022-1A, Class A1, 144a, 4.650%, 3/14/29	687,387
675,021	Prestige Auto Receivables Trust, Ser 2019-1A, Class D, 144a, 3.010%, 8/15/25	672,386
927,091	Prestige Auto Receivables Trust, Ser 2020-1A, Class D, 144a, 1.620%, 11/16/26	915,562
468,790	Romark WM-R Ltd. (Cayman Islands), Ser 2018-1A, Class A1, 144a, (TSFR3M +1.292%), 6.707%, 4/20/31(A)	467,930
451,368	Sierra Timeshare Receivables Funding LLC, Ser 2019-1A, Class D, 144a, 4.750%, 1/20/36	444,641
1,276,326	Sierra Timeshare Receivables Funding LLC, Ser 2021-1A, Class A, 144a, 0.990%, 11/20/37	1,202,712
1,000,000	STWD Ltd. (Cayman Islands), Ser 2019-FL1, Class B, 144a, (TSFR1M + 1.714%), 7.076%, 7/15/38(A)	968,782
761,602	TCI-Flatiron CLO Ltd. (Cayman Islands), Ser 2017-1A, Class AR, 144a, (TSFR3M + 1.222%), 6.591%, 11/18/30(A)	760,871
126,288	Towd Point Mortgage Trust, Ser 2017-1, Class A1, 144a, 2.750%, 10/25/56(A)(B)	125,431
779,400	Towd Point Mortgage Trust, Ser 2019-HY1, Class A1, 144a, (TSFR1M + 1.114%), 6.470%, 10/25/48(A)	785,548
879,804	Voya CLO Ltd. (Cayman Islands), Ser 2013-2A, Class A1R, 144a, (TSFR3M + 1.232%), 6.610%, 4/25/31(A)	879,530
	Total Asset-Backed Securities	$27,088,552
	Corporate Bonds — 25.9%
	Financials — 11.4%
1,000,000	BNP Paribas SA (France), 144a, 3.800%, 1/10/24	999,560
750,000	Corestates Capital II, 144a, (TSFR3M + 0.912%), 6.305%, 1/15/27(A)	712,692
1,000,000	Goldman Sachs Group, Inc. (The), MTN, 0.700%, 6/17/24	973,821
225,000	Jackson National Life Global Funding, 144a, 2.650%, 6/21/24	220,909
1,000,000	John Hancock Life Insurance Co., 144a, 7.375%, 2/15/24	1,001,237
500,000	Metropolitan Life Insurance Co., 144a, 7.875%, 2/15/24	500,571
1,000,000	Protective Life Global Funding, 144a, 0.473%, 1/12/24	998,691
1,000,000	SBA Tower Trust REIT, 144a, 2.836%, 1/15/25	965,674
500,000	Synovus Financial Corp., 5.200%, 8/11/25	491,847
		6,865,002
	Industrials — 4.5%
500,000	Graphic Packaging International LLC, 144a, 0.821%, 4/15/24	493,257
250,000	L3Harris Technologies, Inc., 5.400%, 1/15/27	255,321
1,000,000	Penske Truck Leasing Co. LP / PTL Finance Corp., 144a, 5.750%, 5/24/26	1,008,324
1,000,000	Timken Co. (The), 3.875%, 9/1/24	985,822
		2,742,724

Touchstone Ultra Short Income ETF (Continued)
Principal Amount		Market Value
	Corporate Bonds — 25.9% (Continued)
	Consumer Staples — 2.8%
$ 700,000	Coca-Cola Europacific Partners PLC (United Kingdom), 144a, 0.800%, 5/3/24	$ 686,722
1,000,000	Imperial Brands Finance PLC (United Kingdom), 144a, 3.125%, 7/26/24	983,427
		1,670,149
	Energy — 2.8%
667,000	ANR Pipeline Co., 7.375%, 2/15/24	667,760
1,000,000	Midwest Connector Capital Co. LLC, 144a, 3.900%, 4/1/24	994,261
		1,662,021
	Consumer Discretionary — 1.7%
500,000	AutoNation, Inc., 3.500%, 11/15/24	489,316
560,000	Hyundai Capital America, 144a, 0.800%, 1/8/24	559,612
		1,048,928
	Information Technology — 1.1%
654,000	NXP BV / NXP Funding LLC (China), 4.875%, 3/1/24	652,734
	Communication Services — 0.8%
500,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 4.908%, 7/23/25	495,334
	Utilities — 0.8%
483,000	Jersey Central Power & Light Co., 144a, 4.700%, 4/1/24	481,250
	Total Corporate Bonds	$15,618,142
	Commercial Mortgage-Backed Securities — 16.1%
1,000,000	ACRE Commercial Mortgage Ltd., Ser 2021-FL4, Class B, 144a, (TSFR1M + 1.514%), 6.873%, 12/18/37(A)	993,071
1,000,000	BFLD, Ser 2019-DPLO, Class A, 144a, (TSFR1M + 1.204%), 6.566%, 10/15/34(A)	996,186
1,000,000	BHMS, Ser 2018-ATLS, Class A, 144a, (TSFR1M + 1.547%), 6.909%, 7/15/35(A)	992,265
115,000	BPR Trust, Ser 2021-KEN, Class A, 144a, (TSFR1M + 1.364%), 6.726%, 2/15/29(A)	114,814
450,561	BX Commercial Mortgage Trust, Ser 2019-XL, Class A, 144a, (TSFR1M + 1.034%), 6.396%, 10/15/36(A)	449,416
1,000,000	CGDB Commercial Mortgage Trust, Ser 2019-MOB, Class A, 144a, (TSFR1M +1.064%), 6.426%, 11/15/36(A)	981,590
1,000,000	Citigroup Commercial Mortgage Trust, Ser 2019-SMRT, Class C, 144a, 4.682%, 1/10/36	998,333
750,000	COMM Mortgage Trust, Ser 2014-LC17, Class A5, 3.917%, 10/10/47	737,363
169,578	Credit Suisse Mortgage Capital Certificates, Ser 2019-ICE4, Class A, 144a, (TSFR1M + 1.027%), 6.389%, 5/15/36(A)	169,581
133,667	Credit Suisse Mortgage Capital Certificates, Ser 2019-ICE4, Class B, 144a, (TSFR1M + 1.277%), 6.639%, 5/15/36(A)	133,321
1,076,000	Great Wolf Trust, Ser 2019-WOLF, Class B, 144a, (TSFR1M + 1.448%), 7.010%, 12/15/36(A)	1,069,190
692,653	GS Mortgage Securities Corp. Trust, Ser 2018-HART, Class A, 144a, (TSFR1M + 1.143%), 6.513%, 10/15/31(A)	630,655
1,000,000	JP Morgan Chase Commercial Mortgage Securities Trust, Ser 2018-WPT, Class BFX, 144a, 4.549%, 7/5/33	817,575
428,245	ReadyCap Commercial Mortgage Trust, Ser 2018-4, Class A, 144a, 3.390%, 2/27/51	413,856
214,687	WFRBS Commercial Mortgage Trust, Ser 2014-C20, Class A4, 3.723%, 5/15/47	213,550
	Total Commercial Mortgage-Backed Securities	$9,710,766
Principal Amount		Market Value
	Commercial Paper — 6.6%
2,000,000	Ameren Illinois, Co., 5.403%, 1/2/24(C)	$ 1,998,800
2,000,000	Peoples Gas Light and Coke Co,, 5.405%, 1/4/24(C)	1,998,200
	Total Commercial Paper	$3,997,000
	Non-Agency Collateralized Mortgage Obligations — 5.9%
$ 510,596	CIM Trust, Ser 2018-R3, Class A1, 144a, 5.000%, 12/25/57(A)(B)	503,505
603,210	GS Mortgage-Backed Securities Trust, Ser 2019-SL1, Class A2, 144a, 2.875%, 1/25/59(A)(B)	592,817
646,927	Metlife Securitization Trust, Ser 2019-1A, Class A1A, 144a, 3.750%, 4/25/58(A)(B)	627,371
211,013	Mill City Mortgage Loan Trust, Ser 2017-3, Class A1, 144a, 2.750%, 1/25/61(A)(B)	206,654
259,404	Mill City Mortgage Loan Trust, Ser 2018-2, Class A1, 144a, 3.500%, 5/25/58(A)(B)	255,035
666,871	Towd Point Mortgage Trust, Ser 2015-2, Class 1M2, 144a, 3.676%, 11/25/60(A)(B)	657,101
716,024	Towd Point Mortgage Trust, Ser 2015-6, Class M1, 144a, 3.750%, 4/25/55(A)(B)	702,739
	Total Non-Agency Collateralized Mortgage Obligations	$3,545,222
	Total Investment Securities—99.4% (Cost $59,800,865)	$59,959,682
	Other Assets in Excess of Liabilities — 0.6%	337,181
	Net Assets — 100.0%	$60,296,863
(A)	Variable rate security - Rate reflected is the rate in effect as of December 31, 2023.
(B)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(C)	Rate reflects yield at the time of purchase.
Portfolio Abbreviations:
CLO – Collateralized Loan Obligation
LLC – Limited Liability Company
LP – Limited Partnership
MTN – Medium Term Note
PLC – Public Limited Company
REIT – Real Estate Investment Trust
TSFR1M – One Month Term Secured Overnight Financing Rate
TSFR3M – Three Month Term Secured Overnight Financing Rate
144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2023, these securities were valued at $47,510,304 or 78.8% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Touchstone Ultra Short Income ETF (Continued)
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$27,088,552	$—	$27,088,552
Corporate Bonds	—	15,618,142	—	15,618,142
Commercial Mortgage-Backed Securities	—	9,710,766	—	9,710,766
Commercial Paper	—	3,997,000	—	3,997,000
Non-Agency Collateralized Mortgage Obligations	—	3,545,222	—	3,545,222
Total	$—	$59,959,682	$—	$59,959,682
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone US Large Cap Focused ETF – December 31, 2023
Shares		Market Value
	Common Stocks — 95.0%
	Information Technology — 26.1%
12,250	Apple, Inc.	$ 2,358,492
2,798	International Business Machines Corp.	457,613
7,947	Microsoft Corp.	2,988,390
6,209	Oracle Corp.	654,615
2,986	Salesforce, Inc.*	785,736
3,215	Texas Instruments, Inc.	548,029
1,748	Workday, Inc. - Class A*	482,553
		8,275,428
	Health Care — 14.7%
5,489	BioMarin Pharmaceutical, Inc.*	529,249
8,082	Bristol-Myers Squibb Co.	414,688
3,014	Cencora, Inc.	619,015
2,483	HCA Healthcare, Inc.	672,099
5,214	Johnson & Johnson	817,242
7,601	Medtronic PLC	626,170
1,883	UnitedHealth Group, Inc.	991,343
		4,669,806
	Financials — 14.4%
19,452	Bank of America Corp.	654,949
3,913	Berkshire Hathaway, Inc. - Class B*	1,395,611
4,183	Charles Schwab Corp. (The)	287,790
2,009	Goldman Sachs Group, Inc. (The)	775,012
346	Markel Group, Inc.*	491,286
3,469	PayPal Holdings, Inc.*	213,031
2,912	Visa, Inc. - Class A	758,139
		4,575,818
	Communication Services — 13.4%
12,149	Alphabet, Inc. - Class C*	1,712,159
10,866	Comcast Corp. - Class A	476,474
4,076	Meta Platforms, Inc. - Class A*	1,442,741
829	Netflix, Inc.*	403,623
2,485	Walt Disney Co. (The)	224,371
		4,259,368
	Industrials — 8.2%
1,999	Boeing Co. (The)*	521,059
304	Deere & Co.	121,560
947	FedEx Corp.	239,563
1,160	Hubbell, Inc.	381,559
5,744	RTX Corp.	483,300
8,003	Southwest Airlines Co.	231,127
5,989	SS&C Technologies Holdings, Inc.	365,988
2,572	Stanley Black & Decker, Inc.	252,313
		2,596,469
	Consumer Discretionary — 8.0%
2,375	Airbnb, Inc. - Class A*	323,332
9,849	Amazon.com, Inc.*	1,496,457
Shares		Market Value

	Consumer Discretionary — 8.0% (Continued)
2,151	Hilton Worldwide Holdings, Inc.	$ 391,676
3,322	Starbucks Corp.	318,945
		2,530,410
	Consumer Staples — 3.8%
11,098	Monster Beverage Corp.*	639,356
6,170	Philip Morris International, Inc.	580,474
		1,219,830
	Energy — 2.9%
6,214	Exxon Mobil Corp.	621,276
5,648	Schlumberger NV	293,922
		915,198
	Materials — 2.4%
6,196	DuPont de Nemours, Inc.	476,658
3,539	International Flavors & Fragrances, Inc.	286,553
		763,211
	Real Estate — 1.1%
1,959	Jones Lang LaSalle, Inc.*	369,996
	Total Common Stocks	$30,175,534
	Short-Term Investment Fund — 5.1%
1,608,427	Dreyfus Government Cash Management, Institutional Shares, 5.25%∞Ω	1,608,427
	Total Investment Securities—100.1% (Cost $28,415,746)	$31,783,961
	Liabilities in Excess of Other Assets — (0.1%)	(41,896)
	Net Assets — 100.0%	$31,742,065
*	Non-income producing security.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of December 31, 2023.
Portfolio Abbreviations:
PLC – Public Limited Company
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$30,175,534	$—	$—	$30,175,534
Short-Term Investment Fund	1,608,427	—	—	1,608,427
Total	$31,783,961	$—	$—	$31,783,961
See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities
December 31, 2023
	Touchstone Climate Transition ETF	Touchstone Dividend Select ETF	Touchstone Dynamic International ETF	Touchstone Securitized Income ETF	Touchstone Strategic Income Opportunities ETF	Touchstone Ultra Short Income ETF	Touchstone US Large Cap Focused ETF
Assets
Investments, at cost	$11,218,444	$28,691,724	$51,028,026	$23,078,626	$100,352,134	$59,800,865	$28,415,746
Investments, at market value *	$11,482,836	$31,051,307	$53,265,094	$23,603,309	$102,018,178	$59,959,682	$31,783,961
Cash	—	—	331	530,074	—	4,367,485	—
Cash deposits held at prime broker (A)	—	—	—	420	634,824	—	—
Foreign currency †	—	—	25	—	—	—	—
Dividends and interest receivable	11,187	54,508	56,625	227,415	1,090,076	333,597	29,105
Receivable for investments sold	—	—	—	—	3,746	—	—
Receivable for variation margin on futures contracts	—	—	—	—	15,375	—	—
Receivable for securities lending income	—	—	—	—	429	—	—
Tax reclaim receivable	3,148	788	1,826	—	—	—	—
Other assets	7,624	16,869	19,291	16,677	30,341	21,962	12,695
Total Assets	11,504,795	31,123,472	53,343,192	24,377,895	103,792,969	64,682,726	31,825,761

Liabilities
Payable for return of collateral for securities on loan	—	—	—	—	848,318	—	—
Payable for investments purchased	170,686	—	—	—	—	4,285,860	—
Payable to Investment Adviser	16,443	14,401	16,540	6,986	47,432	9,228	18,891
Payable to other affiliates	2,974	5,275	5,807	4,166	13,482	8,703	5,385
Payable to Trustees	12,937	12,850	12,850	12,948	12,850	12,850	12,850
Payable for professional services	28,800	24,400	30,165	32,648	32,545	30,958	24,400
Payable for reports to shareholders	3,785	6,683	2,793	4,544	1,735	16,278	2,593
Payable for transfer agent services	800	16,782	415	600	16,782	16,782	16,783
Payable for variation margin on swap agreements	—	—	—	—	288,748	—	—
Other accrued expenses and liabilities	2,838	3,065	2,562	12,632	9,171	5,204	2,794
Total Liabilities	239,263	83,456	71,132	74,524	1,271,063	4,385,863	83,696
Net Assets	$11,265,532	$31,040,016	$53,272,060	$24,303,371	$102,521,906	$60,296,863	$31,742,065
Net assets consist of:
Paid-in capital	11,543,012	29,356,449	52,779,372	23,766,601	101,957,654	60,126,717	28,671,648
Distributable earnings (deficit)	(277,480)	1,683,567	492,688	536,770	564,252	170,146	3,070,417
Net Assets	$11,265,532	$31,040,016	$53,272,060	$24,303,371	$102,521,906	$60,296,863	$31,742,065

Pricing of shares outstanding
Net assets applicable to shares outstanding	$11,265,532	$31,040,016	$53,272,060	$24,303,371	$102,521,906	$60,296,863	$31,742,065
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	450,000	1,100,000	1,984,855	950,000	4,075,000	2,404,000	1,050,000
Net asst value, offering price and redemption price per share	$25.03	$28.22	$26.84	$25.58	$25.16	$25.08	$30.23
*Includes market value of securities on loan of:	$—	$—	$—	$—	$818,410	$—	$—
†Cost of foreign currency:	$—	$—	$23	$—	$—	$—	$—
(A)	Represents segregated cash for futures contracts and swap agreements.
See accompanying Notes to Financial Statements.

Statements of Operations For the Year Ended December 31, 2023
	Touchstone Climate Transition ETF(A)	Touchstone Dividend Select ETF	Touchstone Dynamic International ETF(B)	Touchstone Securitized Income ETF(C)	Touchstone Strategic Income Opportunities ETF	Touchstone Ultra Short Income ETF	Touchstone US Large Cap Focused ETF
Investment Income
Dividends*(D)	$136,197	$810,232	$1,089,597	$64,209	$237,720	$10,476	$420,304
Interest	—	—	—	643,668	5,655,733	2,940,417	—
Income from securities loaned	—	—	—	—	24,841	—	—
Total Investment Income	136,197	810,232	1,089,597	707,877	5,918,294	2,950,893	420,304
Expenses
Investment advisory fees	48,101	154,439	162,468	40,658	550,096	119,023	199,113
Administration fees	10,204	38,769	84,775	14,267	138,112	72,942	39,271
Compliance fees and expenses	2,724	1,989	3,865	2,037	1,615	1,990	1,614
Custody fees	240	—	4,306	240	30,361	1,505	—
Professional fees	29,682	53,418	97,190	33,406	42,638	38,717	27,890
Transfer Agent fees	800	23,943	101,068	600	26,904	24,301	23,475
Registration fees	—	—	53,599	—	—	—	—
Reports to Shareholders	6,380	11,212	19,371	5,014	3,744	25,522	5,154
Distribution and shareholder servicing expense(E)	—	—	142,346	—	—	—	—
Trustee fees	19,503	25,968	25,968	12,947	25,968	25,968	25,968
Other expenses	13,248	30,945	18,354	22,219	48,450	37,251	26,938
Total Expenses	130,882	340,683	713,310	131,388	867,888	347,219	349,423
Fees waived and/or reimbursed by the Adviser and/or Affiliates(F)	(79,821)	(152,548)	(411,731)	(91,018)	(217,774)	(184,378)	(153,154)
Net Expenses	51,061	188,135	301,579	40,370	650,114	162,841	196,269
Net Investment Income (Loss)	85,136	622,097	788,018	667,507	5,268,180	2,788,052	224,035
Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on investments(G)(H)	(271,382)	1,275,846	(753,226)	8,674	(724,598)	63,051	2,076,642
Net realized losses on futures contracts	—	—	—	—	(200,927)	—	—
Net realized losses on swap agreements	—	—	—	—	(41,162)	—	—
Net realized gains (losses) on foreign currency transactions	(8,617)	—	46,983	—	—	—	—
Net change in unrealized appreciation (depreciation) on investments(I)	264,392	1,988,766	8,981,992	524,683	3,756,051	493,977	4,290,046
Net change in unrealized appreciation (depreciation) on futures contracts	—	—	—	—	109,647	—	—
Net change in unrealized appreciation (depreciation) on swap agreements	—	—	—	—	(294,787)	—	—
Net change in unrealized appreciation (depreciation) on foreign currency transactions	(1,777)	—	169	—	—	—	—
Net Realized and Unrealized Gains (Losses) on Investments	(17,384)	3,264,612	8,275,918	533,357	2,604,224	557,028	6,366,688
Change in Net Assets Resulting from Operations	$67,752	$3,886,709	$9,063,936	$1,200,864	$7,872,404	$3,345,080	$6,590,723
*Net of foreign tax withholding of:	$—	$—	$6,481	$—	$—	$—	$—
(A)	Represents the period from commencement of operations (April 28, 2023) through December 31, 2023.
(B)	Touchstone Dynamic International ETF acquired all of the assets and liabilities of the Touchstone Dynamic Allocation Fund (“Predecessor Fund”) in a reorganization that occurred as of the close of business on December 8, 2023. Performance and financial history of the Predecessor Fund’s Class A, C and Y Shares have been adopted by Touchstone Dynamic International ETF and will be used going forward. As a result, the information prior to December 8, 2023, reflects that of the Predecessor Fund’s Class A, C and Y Shares. The Predecessor Fund ceased operations as of the date of the reorganization. (See Note 10 in the Notes to Financial Statements).
(C)	Represents the period from commencement of operations (July 17, 2023) through December 31, 2023.
(D)	Includes affiliated income of $928,424 from the Predecessor Fund to the Dynamic International ETF.
(E)	Distribution and shareholder servicing expense is from the Predecessor Fund to the Dynamic International ETF.
(F)	See Note 4 in Notes to Financial Statements.
(G)	Includes affiliated gain (loss) of $(3,473,203) from the Predecessor Fund to the Dynamic International ETF.
(H)	Net realized gains on investments includes realized gains of $260,069, $1,886,663 and $2,262,777 for the Climate Transition ETF, Dividend Select ETF and the US Large Cap Focused ETF, respectively, for redemptions-in-kind activity, which will not be recognized by the Funds for tax purposes.
(I)	Includes affiliated change in unrealized appreciation (depreciation) of $6,744,924 from the Predecessor Fund to the Dynamic International ETF.
See accompanying Notes to Financial Statements.

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Statements of Changes in Net Assets
	Touchstone Climate Transition ETF	Touchstone Dividend Select ETF		Touchstone Dynamic International ETF
	For the Period Ended December 31, 2023(A)	For the Year Ended December 31, 2023	For the Period Ended December 31, 2022(B)	For the Year Ended December 31, 2023(C)	For the Year Ended December 31, 2022
From Operations
Net investment income	$85,136	$622,097	$184,324	$788,018	$1,052,739
Net realized gains (losses) on investments, futures contracts, swap agreements and foreign currency transactions	(279,999)	1,275,846	263,630	(706,243)	(773,387)
Net change in unrealized appreciation (depreciation) on investments, futures contracts, swap agreements and foreign currency transactions	262,615	1,988,766	370,817	8,982,161	(13,953,580)
Change in Net Assets from Operations	67,752	3,886,709	818,771	9,063,936	(13,674,228)

Distributions to Shareholders:
Distributed earnings(D)	(85,163)	(623,057)	(183,700)	(839,702)	(3,402,804)
Total Distributions	(85,163)	(623,057)	(183,700)	(839,702)	(3,402,804)

Share Transactions(E)
Proceeds from Shares issued	13,158,712	8,561,210	27,851,716	956,983	2,077,641
Reinvestment of distributions	—	—	—	560,499	3,068,316
Cost of Shares redeemed	(1,875,769)	(7,355,106)	(1,916,527)	(19,299,241)	(10,201,131)
Change in Net Assets from Share Transactions	11,282,943	1,206,104	25,935,189	(17,781,759)	(5,055,174)

Total Increase (Decrease) in Net Assets	11,265,532	4,469,756	26,570,260	(9,557,525)	(22,132,206)

Net Assets
Beginning of period	—	26,570,260	—	62,829,585	84,961,791
End of period	$11,265,532	$31,040,016	$26,570,260	$53,272,060	$62,829,585

Share Transactions(E)
Shares issued	525,001	325,000	1,125,000	86,619	181,722
Shares reinvested	—	—	—	51,329	287,676
Shares redeemed	(75,001)	(275,000)	(75,000)	(4,188,644)	(890,413)
Change in Shares Outstanding	450,000	50,000	1,050,000	(4,050,696)	(421,015)
(A)	Represents the period from commencement of operations (April 28, 2023) through December 31, 2023.
(B)	Represents the period from commencement of operations (August 2, 2022) through December 31, 2022.
(C)	Touchstone Dynamic International ETF acquired all of the assets and liabilities of the Touchstone Dynamic Allocation Fund (“Predecessor Fund”) in a reorganization that occurred as of the close of business on December 8, 2023. Performance and financial history of the Predecessor Fund’s Class A, C and Y Shares have been adopted by Touchstone Dynamic International ETF and will be used going forward. As a result, the information prior to December 8, 2023, reflects that of the Predecessor Fund’s Class A, C and Y Shares. The Predecessor Fund ceased operations as of the date of the reorganizations (See Note 10 in the Notes to Financial Statements).
(D)	Includes distributed earnings of $587,727, $5,613 and $35,511 for Class A, Class C and Class Y, respectively, from the Predecessor Fund to the Dynamic International ETF for the Year Ended December 31, 2023. The Dynamic International ETF had distributed earnings of $210,851 for the Year Ended December 31, 2023. The Predecessor Fund had distributed earnings of $3,140,993, $86,179 and $175,632 for Class A, Class C and Class Y, respectively, for the Year Ended December 31, 2022.
(E)	See Note 10 in the Notes to the Financial Statements for the details by Class of the Predecessor Fund to the Dynamic International ETF.
(F)	Represents the period from commencement of operations (July 17, 2023) through December 31, 2023.
(G)	Represents the period from commencement of operations (July 21, 2022) through December 31, 2022.
See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (Continued)
Touchstone Securitized Income ETF	Touchstone Strategic Income Opportunities ETF
For the Period Ended December 31, 2023(F)	For the Year Ended December 31, 2023	For the Period Ended December 31, 2022(G)

$667,507	$5,268,180	$1,871,714
8,674	(966,687)	(7,826)
524,683	3,570,911	(2,090,007)
1,200,864	7,872,404	(226,119)

(664,094)	(5,174,005)	(1,908,028)
(664,094)	(5,174,005)	(1,908,028)

23,766,601	623,145	101,334,509
—	—	—
—	—	—
23,766,601	623,145	101,334,509

24,303,371	3,321,544	99,200,362

—	99,200,362	—
$24,303,371	$102,521,906	$99,200,362

950,000	25,000	4,050,000
—	—	—
—	—	—
950,000	25,000	4,050,000

Statements of Changes in Net Assets (Continued)
	Touchstone Ultra Short Income ETF		Touchstone US Large Cap Focused ETF
	For the Year Ended December 31, 2023	For the Period Ended December 31, 2022(F)	For the Year Ended December 31, 2023	For the Period Ended December 31, 2022(G)
From Operations
Net investment income	$2,788,052	$712,928	$224,035	$58,992
Net realized gains (losses) on investments, futures contracts, swap agreements and foreign currency transactions	63,051	27,875	2,076,642	139,950
Net change in unrealized appreciation (depreciation) on investments, futures contracts, swap agreements and foreign currency transactions	493,977	(335,160)	4,290,046	(921,831)
Change in Net Assets from Operations	3,345,080	405,643	6,590,723	(722,889)

Distributions to Shareholders:
Distributed earnings	(2,894,829)	(686,340)	(225,572)	(58,353)
Total Distributions	(2,894,829)	(686,340)	(225,572)	(58,353)

Share Transactions
Proceeds from Shares issued	8,766,441	51,360,868	12,123,901	27,969,085
Reinvestment of distributions	—	—	—	—
Cost of Shares redeemed	—	—	(11,485,761)	(2,449,069)
Change in Net Assets from Share Transactions	8,766,441	51,360,868	638,140	25,520,016

Total Increase (Decrease) in Net Assets	9,216,692	51,080,171	7,003,291	24,738,774

Net Assets
Beginning of period	51,080,171	—	24,738,774	—
End of period	$60,296,863	$51,080,171	$31,742,065	$24,738,774

Share Transactions
Shares issued	350,000	2,054,000	425,000	1,125,000
Shares reinvested	—	—	—	—
Shares redeemed	—	—	(400,000)	(100,000)
Change in Shares Outstanding	350,000	2,054,000	25,000	1,025,000
(F)	Represents the period from commencement of operations (August 4, 2022) through December 31, 2022.
(G)	Represents the period from commencement of operations (July 27, 2022) through December 31, 2022.
See accompanying Notes to Financial Statements.

Financial Highlights
Touchstone Climate Transition ETF
Period ended	Net asset value at beginning of period	Net investment income	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Total distributions	Net asset value at end of period	Total return based on NAV	Net assets at end of period (000's)	Ratio of net expenses to average net assets	Ratio of gross expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
12/31/23(1)	$25.00	$0.19	$0.03	$0.22	$(0.19)	$(0.19)	$25.03	0.87%(2)	$11,266	0.69%(3)	1.77%(3)	1.15%(3)	65%(2)(4)
(1)	Represents the period from commencement of operations (April 28, 2023) through December 31, 2023.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind and received from processing subscriptions-in-kind.
Touchstone Dividend Select ETF
Period ended	Net asset value at beginning of period	Net investment income	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Total distributions	Net asset value at end of period	Total return based on NAV	Net assets at end of period (000's)	Ratio of net expenses to average net assets	Ratio of gross expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
12/31/22(1)	$25.00	$0.18	$0.31	$0.49	$(0.18)	$(0.18)	$25.31	1.94%(2)	$26,570	0.67%(3)	1.41%(3)	2.11%(3)	28%(2)(4)
12/31/23	25.31	0.58	2.91	3.49	(0.58)	(0.58)	28.22	14.01	31,040	0.67	1.21	2.22	16(4)
(1)	Represents the period from commencement of operations (August 2, 2022) through December 31, 2022.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind and received from processing subscriptions-in-kind.
Touchstone Dynamic International ETF
Period ended	Net asset value at beginning of period	Net investment income	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Distributions from Realized capital gains	Total distributions	Net asset value at end of period	Total return based on NAV	Net assets at end of period (000's)	Ratio of net expenses to average net assets	Ratio of gross expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
12/31/19(2)	$23.72	$0.69	$3.62	$4.31	$(0.64)	(0.44)	$(1.08)	$26.95	18.35%	$4,060	0.24%	0.97%	2.02%	38%
12/31/20(2)	26.95	0.37	3.13	3.50	(0.46)	(0.44)	(0.90)	29.55	13.23	4,735	0.24	0.88	1.51	33
12/31/21(2)	29.55	0.46	1.14	1.60	(0.82)	(0.93)	(1.75)	29.40	5.39	5,061	0.24	0.87	1.51	20
12/31/22(2)	29.40	0.44	(5.23)	(4.79)	(0.71)	(0.62)	(1.33)	23.28	(16.34)	2,987	0.24	0.99	1.75	60
12/31/23(1)(2)	23.28	0.31	3.65	3.96	(0.40)	—	(0.40)	26.84	17.21	53,272	0.40	1.50	2.06	125
(1)	Effective December 8, 2023, Class Y shares of the Dynamic Allocation Fund were reorganized into shares of the Fund.
(2)	On November 24, 2023, the Predecessor Fund effected a 0.4524:1 reverse share split. All per share data has been adjusted to reflect the reverse share split.
Touchstone Securitized Income ETF
Period ended	Net asset value at beginning of period	Net investment income	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Total distributions	Net asset value at end of period	Total return based on NAV	Net assets at end of period (000's)	Ratio of net expenses to average net assets	Ratio of gross expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
12/31/23(1)	$25.00	$0.73	$0.58	$1.31	$(0.73)	$(0.73)	$25.58	5.37%(2)	$24,303	0.39%(3)	1.27%(3)	6.45%(3)	11%(2)
(1)	Represents the period from commencement of operations (July 17, 2023) through December 31, 2023.
(2)	Not annualized.
(3)	Annualized.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Strategic Income Opportunities ETF
Period ended	Net asset value at beginning of period	Net investment income	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Total distributions	Net asset value at end of period	Total return based on NAV	Net assets at end of period (000's)	Ratio of net expenses to average net assets	Ratio of gross expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
12/31/22(1)	$25.00	$0.48	$(0.50)	$(0.02)	$(0.49)	$(0.49)	$24.49	(0.03)%(2)	$99,200	0.65%(3)	0.89%(3)	4.51%(3)	47%(2)
12/31/23	24.49	1.30	0.64	1.94	(1.27)	(1.27)	25.16	8.14	102,522	0.65	0.87	5.27	120
(1)	Represents the period from commencement of operations (July 21, 2022) through December 31, 2022.
(2)	Not annualized.
(3)	Annualized.
Touchstone Ultra Short Income ETF
Period ended	Net asset value at beginning of period	Net investment income	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Total distributions	Net asset value at end of period	Total return based on NAV	Net assets at end of period (000's)	Ratio of net expenses to average net assets	Ratio of gross expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
12/31/22(1)	$25.00	$0.35	$(0.14)	$0.21	$(0.34)	$(0.34)	$24.87	0.87%(2)	$51,080	0.34%(3)	0.75%(3)	3.65%(3)	16%(2)
12/31/23	24.87	1.31	0.26	1.57	(1.36)	(1.36)	25.08	6.47	60,297	0.31	0.66	5.28	87
(1)	Represents the period from commencement of operations (August 4, 2022) through December 31, 2022.
(2)	Not annualized.
(3)	Annualized.
Touchstone US Large Cap Focused ETF
Period ended	Net asset value at beginning of period	Net investment income	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Total distributions	Net asset value at end of period	Total return based on NAV	Net assets at end of period (000's)	Ratio of net expenses to average net assets	Ratio of gross expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
12/31/22(1)	$25.00	$0.06	$(0.86)	$(0.80)	$(0.06)	$(0.06)	$24.14	(3.25)%(2)	$24,739	0.69%(3)	1.54%(3)	0.66%(3)	3%(2)(4)
12/31/23	24.14	0.21	6.09	6.30	(0.21)	(0.21)	30.23	26.17	31,742	0.69	1.23	0.79	3(4)
(1)	Represents the period from commencement of operations (July 27, 2022) through December 31, 2022.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind and received from processing subscriptions-in-kind.
See accompanying Notes to Financial Statements.

Notes to Financial Statements
December 31, 2023
1. Organization
The Touchstone ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated February 1, 2022. The Trust consists of the following seven funds (individually, a “Fund”, and collectively, the “Funds”):
Touchstone Climate Transition ETF ("Climate Transition ETF”)
Touchstone Dividend Select ETF ("Dividend Select ETF”)
Touchstone Dynamic International ETF ("Dynamic International ETF”)
Touchstone Securitized Income ETF ("Securitized Income ETF”)
Touchstone Strategic Income Opportunities ETF ("Strategic Income Opportunities ETF”)
Touchstone Ultra Short Income ETF ("Ultra Short Income ETF”)
Touchstone US Large Cap Focused ETF ("US Large Cap Focused ETF”)
Each Fund is diversified, with the exception of the US Large Cap Focused ETF, which is non-diversified.
The Agreement and Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest of each Fund. The Funds are actively managed exchange-traded funds (“ETFs”). Shares of the Dividend Select ETF (ticker: DVND), Securitized Income ETF (ticker: TSEC), and the Strategic Income Opportunities ETF (ticker: SIO) are listed for trading on NYSE Arca, Inc., shares of the Dynamic International ETF (ticker: TDI) are listed for trading on The Nasdaq Stock Market LLC and shares of Climate Transition ETF (ticker: HEAT), US Large Cap Focused ETF (ticker: LCF) and the Ultra Short Income ETF (ticker: TUSI) are listed for trading on Cboe BZX Exchange, Inc. The market price for a share of each Fund may be different from a Fund's most recent net asset value (“NAV”). ETFs are funds that trade like other publicly traded securities. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Funds may be purchased or redeemed directly from the Funds at NAV solely by a member or participant of a clearing agency registered with the Securities and Exchange Commission ("SEC"), which has entered into an "Authorized Participant Agreement" with the funds' distributor and the transfer agent to purchase aggregations of a specific number of shares ("Creation Units") through a dealer that has entered into such an agreement ("Authorized Participants"). Also, unlike shares of a mutual fund, shares of the Funds are listed on an exchange and trade in the secondary market at market prices that change throughout the day.
The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectus provides a description of each Fund’s investment goal, policies, and strategies.
2. Significant Accounting Policies
The following is a summary of the Funds’ significant accounting policies:
Each Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.
Security valuation and fair value measurements — U.S. generally accepted accounting principles (“U.S. GAAP”) defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. All investments in securities are recorded at their fair value. The Funds define the term “market value”, as used throughout this report, as the estimated fair value. The Funds use various methods to measure fair value of their portfolio securities on a recurring basis. U.S. GAAP fair value measurement standards require disclosure of a hierarchy that prioritizes inputs to valuation methods. These inputs are summarized in the three broad levels listed below:
•  Level 1 − quoted prices in active markets for identical securities
•  Level 2 − other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•  Level 3 − significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The aggregate value by input level, as of December 31, 2023, for each Fund’s investments, is included in each Fund's Portfolio of Investments, which also includes a breakdown of the Fund’s investments by geographic, portfolio and/or sector allocation. The Funds did not hold or transfer any Level 3 categorized securities during the year ended December 31, 2023.
Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

Notes to Financial Statements (Continued)
The Funds’ portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (“NYSE”) (ordinarily 4:00 p.m., Eastern Time or at the time as of which the NYSE establishes official closing prices). Portfolio securities traded on stock exchanges are valued at the last reported sale price, official close price, or last bid price if no sales are reported. Portfolio securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) or from the primary exchange on which the security trades. To the extent these securities are actively traded, they are categorized in Level 1 of the fair value hierarchy. Options and futures are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price on the valuation date and are categorized in Level 1. Shares of mutual funds in which the Funds invest are valued at their respective net asset value (“NAV”) as reported by the underlying funds and are categorized in Level 1.
Debt securities held by the Funds are valued at their evaluated bid by an independent pricing service or at their last broker-quoted bid prices as obtained from one or more of the major market makers for such securities. Independent pricing services use information provided by market makers or estimates of market values through accepted market modeling conventions. Observable inputs to the models may include prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models, the securities’ terms and conditions, among others, and are generally categorized in Level 2. Investments in asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche, and are generally categorized in Level 2. Debt securities with remaining maturities of 60 days or less may be valued at amortized cost, provided such amount approximates market value and are categorized in Level 2. While this method provides consistency in valuation (and may only be used if it approximates market value), it may result in periods during which fair value, as determined by amortized cost, is higher or lower than the price that would be received if the Fund sold the investment.
Securities mainly traded on a non-U.S. exchange or denominated in foreign currencies are generally valued according to the preceding closing values on that exchange, translated to U.S. dollars using currency exchange rates as of the close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern Time, or at the time as of which the NYSE establishes official closing prices), and are generally categorized in Level 1. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value and is generally categorized in Level 2. This may cause the value of the security, if held on the books of a Fund, to be different from the closing value on the non-U.S. exchange and may affect the calculation of that Fund’s NAV. The Funds may use fair value pricing under the following circumstances, among others:
•  If the value of a security has been materially affected by events occurring before the Funds' pricing time but after the close of the primary markets on which the security is traded.
•  If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Funds' NAV calculation.
•  If a security is so thinly traded that reliable market quotations are unavailable due to infrequent trading.
•  If the validity of market quotations is not reliable.
Securities held by the Funds that do not have readily available market quotations, significant observable inputs, or securities for which the available market quotations are not reliable, are priced at their estimated fair value using procedures established by Touchstone Advisors, Inc. (the “Adviser”) and adopted by the Funds' Board of Trustees (the “Board”) and are generally categorized in Level 3.
Collateralized Loan Obligations — The Strategic Income Opportunities ETF and Ultra Short Income ETF may invest in collateralized loan obligations (“CLOs”). CLOs are types of asset-backed securities. A CLO is an entity that is backed by syndicated bank loans. The cash flows of the CLO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CLO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive higher ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.
Investment companies — The Funds may invest in securities of other investment companies, including ETFs, open-end funds and closed-end funds. Open-end funds are investment companies that issue new shares continuously and redeem shares daily. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter (“OTC”). An ETF is an investment company that typically seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. ETF shares are traded on a securities exchange based on their market value. The risks of investment in other investment companies

Notes to Financial Statements (Continued)
typically reflect the risks of the types of securities in which the other investment companies invest. Investments in ETFs and closed-end funds are subject to the additional risk that their shares may trade at a premium or discount to their NAV. When a Fund invests in another investment company, shareholders of the Fund indirectly bear their proportionate share of the other investment company’s fees and expenses, including operating, registration, trustee, licensing, and marketing, as well as their share of the Fund’s fees and expenses.
Futures Contracts — The Securitized Income ETF and the Strategic Income Opportunities ETF may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce a Fund’s exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund’s return. When a Fund purchases or sells a futures contract, or sells an option thereon, a Fund must deposit initial margin and, in some instances, daily variation margin, to meet its obligations under a contract with a futures commission merchant.
When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate the futures transaction. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. There is minimal counterparty credit risk involved in entering into futures contracts since they are exchange-traded instruments and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.
As of December 31, 2023, the Strategic Income Opportunities ETF held futures contracts as shown on the Portfolio of Investments.
Swap Contracts — The Securitized Income ETF and the Strategic Income Opportunities ETF may enter into swap transactions to help enhance the value of its portfolio or manage its exposure to different types of investments. Swaps are financial instruments that typically involve the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indexes, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.
Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.
Generally, bilateral swap agreements and OTC swaps have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the contract.
Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouses serving as a central counterparty. Pursuant to rules promulgated under the Dodd-Frank Wall Street Reform and Consumer Protection Act, central clearing of swap agreements is currently required for certain market participants trading certain instruments, and central clearing for additional instruments is expected to be implemented by regulators until the majority of the swaps market is ultimately subject to central clearing.
Swaps are marked-to-market daily based upon values received from third party vendors or quotations from market makers. For OTC swaps, any upfront premiums paid or received are recorded as assets or liabilities, respectively, and are shown as premium paid on swap agreements or premium received on swap agreements in the Statements of Assets and Liabilities. For swaps that are centrally cleared, initial margins, determined by each relevant clearing agency or clearing member, are posted at a clearing broker in accordance with CFTC or the applicable regulator's regulations. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recorded as unrealized appreciation or depreciation. Daily changes in the value of centrally cleared swaps are recorded in the Statements of Assets and Liabilities as receivable or payable for variation margin

Notes to Financial Statements (Continued)
on swap agreements and settled daily. Upfront premiums and liquidation payments received or paid are recorded as realized gains or losses at the termination or maturity of the swap. Net periodic payments received or paid by the Fund are recorded as realized gain or loss.
A swap agreement can be a form of leverage, which can magnify a Fund’s gains or losses. In order to reduce the risk associated with leveraging, the Fund will only enter into a swap agreement subject to the regulatory limitations set forth in Rule 18f-4 under the 1940 Act (the "Derivatives Rule").
As of December 31, 2023, the Strategic Income Opportunities ETF held swap agreements as shown on the Portfolio of Investments.
Foreign currency translation — The books and records of the Funds are maintained in U.S. dollars and translated into U.S. dollars on the following basis:
(1)	market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date; and
(2)	purchases and sales of investment securities, income, and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.
The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.
Real Estate Investment Trusts — The Funds may invest in real estate investment trusts (“REITs”) that involve risks not associated with investing in stocks. Risks associated with investments in REITs include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general. Dividend income is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted in the Funds to the actual amounts when the amounts are determined.
Derivative instruments and hedging activities — The Securitized Income ETF and the Strategic Income Opportunities ETF may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement” or “MNA”) or similar agreement with certain counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives and foreign exchange contracts, and typically contains, among other things, collateral posting terms and master netting provisions in the event of a default or termination. Under an ISDA Master Agreement, a party may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables or receivables with collateral held or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting). These default events include bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset.
When entering into a derivative transaction, a Fund may be required to post and maintain collateral or margin (including both initial and variation margin). Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options, and centrally cleared swaps). Brokers can ask for margining in excess of the clearing house’s minimum in certain circumstances. Collateral terms are contract specific for OTC derivatives (forward foreign currency contracts, options, and swaps). For derivatives traded under an ISDA  Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as cash deposits held at prime broker and due to prime broker, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Portfolio of Investments. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.
Certain ISDA Master Agreements allow counterparties to OTC derivatives transactions to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the Fund (counterparty) to accelerate payment of any net liability owed to the counterparty (Fund).
For financial reporting purposes, the Funds do  not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.
As of December 31, 2023, the Funds did not hold any assets and liabilities that were subject to a MNA.

Notes to Financial Statements (Continued)
The following table sets forth the fair value of the Funds’ derivative financial instruments by primary risk exposure as of December 31, 2023:
Fund	Derivatives not accounted for as hedging instruments under ASC 815	Asset Derivatives	Liability Derivatives
Strategic Income Opportunities ETF	Swap Agreements - Credit Contracts*	$—	$294,787
	Futures Contracts - Interest Rate Contracts**	151,683	42,036
*	Statements of Assets and Liabilities Location: Payable for variation margin on swap agreements. Variation margin reported in the Portfolio of Investments and other tables in the Notes to the Financial Statements is the cumulative unrealized appreciation (depreciation).
**	Statements of Assets and Liabilities Location: Receivable for variation margin on futures contracts. Only current day’s variation margin is reported within the payable/receivable on the Statement of Assets and Liabilities. Includes cumulative appreciation/(depreciation) on futures contracts as reported on the Portfolio of Investments and within the components of net assets section of the Statement of Assets and Liabilities.
The following table sets forth the effect of the Strategic Income Opportunities ETF derivative financial instruments by primary risk exposure on the Statements of Operations for the year ended December 31, 2023:
Fund	Derivatives not accounted for as hedging instruments under ASC 815	Realized Gains (Losses) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Strategic Income Opportunities ETF	Futures - Interest Rate Contracts*	$(200,927)	$109,647
	Swap Agreements - Credit Contracts**	(41,162)	(294,787)
*	Statements of Operations Location: Net realized losses on futures contracts and Net change in unrealized appreciation (depreciation) on futures contracts, respectively.
**	Statements of Operations Location: Net realized losses on swap agreements and Net change in unrealized appreciation (depreciation) on swap agreements, respectively.
For the year ended December 31, 2023, the average quarterly balances of outstanding derivative financial instruments for the Strategic Income Opportunities ETF was as follows:
Strategic Income Opportunities ETF
Credit Contracts:
Credit Default Swaps (buy protection) - Notional value	$3,590,000
Interest Rate Contracts:
Futures Contracts (long) - Notional Value	13,822,193
Futures Contracts (short) - Notional Value	1,251,524
Portfolio securities loaned — The Funds may lend their portfolio securities, with the exception of the Ultra Short Income ETF. Lending portfolio securities exposes the Funds to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Funds may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain cash collateral with the Funds' custodian. The loaned securities are secured by collateral valued at least equal, at all times, to the market value of the loaned securities plus accrued interest, if any. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The cash collateral is reinvested by the Funds' custodian into an approved short-term investment vehicle. The approved short-term investment vehicle is subject to market risk.
As of December 31, 2023, the following Fund loaned securities and received collateral as follows:
Fund	Security Type	Market Value of Securities Loaned*	Market Value of Collateral Received**	Net Amount***
Strategic Income Opportunities ETF	Corporate Bonds	$818,410	$848,318	$29,908
*	The remaining contractual maturity is overnight for all securities.
**	Gross amount of recognized liabilities for securities lending included in the Statements of Assets and Liabilities.
***	Net amount represents the net amount payable due to (received from) the borrower in the event of default.
All cash collateral is received, held, and administered by the Funds' custodian for the benefit of the lending Fund in its custody account or other account established for the purpose of holding collateral in cash equivalents.

Notes to Financial Statements (Continued)
Funds participating in securities lending receive compensation in the form of fees. Securities lending income is derived from lending long securities from the Funds to creditworthy approved borrowers at rates that are determined based on daily trading volumes, float, short-term interest rates and market liquidity and is shown net of fees on the Statements of Operations. When a Fund lends securities, it retains the interest or dividends on the investment of any cash received as collateral, and the Fund continues to receive interest or dividends on the loaned securities.
Unrealized gain or loss on the market value of the loaned securities that may occur during the term of the loan is recognized by the Fund. The Fund has the right under the lending agreement to recover any loaned securities from the borrower on demand.
When-issued or delayed delivery transactions — Each Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining NAV. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. When-issued or delayed delivery transactions physically settling within 35-days are deemed not to involve a senior security. When-issued or delayed delivery transactions that do not physically settle within 35-days are required to be treated as derivatives transactions in compliance with the Derivatives Rule.
Share valuation — The NAV per share of each Fund is calculated daily by dividing the total value of a Fund’s assets, less liabilities, by the number of outstanding shares.
Investment income — Dividend income from securities is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income from securities is recorded on the basis of interest accrued, premium amortized and discount accreted. Realized gains and losses resulting from principal pay downs on mortgage-backed and asset-backed securities are included in interest income. Market discounts, original issue discounts and market premiums on debt securities are accreted/amortized to interest income over the life of the security or to the appropriate call date, as applicable, with a corresponding adjustment in the cost basis of that security. In addition, it is the Funds’ policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Distributions to shareholders — Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. The Climate Transition ETF, Dynamic International ETF and US Large Cap Focused ETF declare and distribute their income, if any, annually, as a dividend to shareholders. The Dividend Select ETF declares and distribute its income, if any, quarterly, as a dividend to shareholders. The Securitized Income ETF, Strategic Income Opportunities ETF and the Ultra Short Income ETF declare and distribute their income, if any, monthly as a dividend to shareholders. Each Fund makes distributions of capital gains, if any, at least annually, net of applicable capital loss carryforwards. Income distributions and capital gain distributions are determined in accordance with income tax regulations. Recognition of the Funds' net investment income from investments in underlying funds is affected by the timing of dividend declarations by the underlying funds.
Allocations — Expenses not directly billed to a Fund are allocated proportionally among all Funds in the Trust, and, if applicable, Touchstone Funds Group Trust, Touchstone Strategic Trust and Touchstone Variable Series Trust (collectively with the Trust, “Touchstone Fund Complex”), daily in relation to net assets of each Fund or another reasonable measure.
Security transactions — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis.
Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Notes to Financial Statements (Continued)
3. Investment Transactions
Investment transactions (excluding short-term investments and U.S. Government securities) were as follows for the year ended December 31, 2023:
	Climate Transition ETF*	Dividend Select ETF*	Dynamic International ETF	Securitized Income ETF	Strategic Income Opportunities ETF	Ultra Short Income ETF	US Large Cap Focused ETF*
Purchases of investment securities	$16,852,114	$4,400,269	$75,412,657	$22,380,217	$18,499,695	$41,157,096	$916,396
Proceeds from sales and maturities	$6,225,873	$4,686,718	$94,413,622	$1,485,490	$29,705,904	$37,249,281	$1,225,596
*	The Climate Transition ETF, the Dividend Select ETF and US Large Cap Focused ETF had subscriptions-in-kind into the Fund of $2,437,201, $8,148,993 and $11,495,655, respectively, which are excluded from purchases of investment securities. The Climate Transition ETF, the Dividend Select ETF and the US Large Cap Focused ETF had redemptions-in-kind out of the Fund of $1,816,318, $7,230,759 and $10,969,400, respectively, which are excluded from the proceeds from sales and maturities.
For the year ended December 31, 2023, purchases and proceeds from sales and maturities in U.S. Government Securities were $1,359,183 and $394,975, respectively, for the Securitized Income ETF and $97,206,970 and $90,437,427, respectively, for Strategic Income Opportunities ETF.
4. Transactions with Affiliates and Other Related Parties
Certain officers of the Trust are also officers of the Adviser or The Bank of New York Mellon (“BNY Mellon”), the sub-administrator, custodian and transfer agent to the Funds. Such officers receive no compensation from the Trust. The Adviser is a wholly-owned subsidiary of Western & Southern Financial Group, Inc. ("Western & Southern").
On behalf of the Funds, the Adviser pays each Independent Trustee a quarterly retainer plus additional retainers to the Lead Independent Trustee and the chairs of each standing committee. Interested Trustees do not receive compensation from the Funds. Each Independent Trustee also receives compensation for each Board meeting and committee meeting attended. Each standing committee chair receives additional compensation for each committee meeting that he or she oversees. The Adviser is reimbursed by the Funds for the Independent Trustees’ compensation and out-of-pocket expenses relating to their services. The Funds accrued Trustee-related expenses of $162,290 for the Funds’ Board for the year ended December 31, 2023.
MANAGEMENT & EXPENSE LIMITATION AGREEMENTS
The Adviser provides general investment supervisory services for the Funds, under the terms of an advisory agreement (the “Advisory Agreement”). Under the Advisory Agreement, each Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate based on average daily net assets of each Fund as shown in the table below.
Climate Transition ETF	0.65% on the first $500 million
0.60% on assets over $500 million
Dividend Select ETF	0.55% on the first $1 billion
0.50% on assets over $1 billion
Dynamic International ETF*	0.55% on the first $500 million
0.50% on assets over $500 million
Securitized Income ETF**	0.34% on the first $500 million
0.30% on assets over $500 million
Strategic Income Opportunities ETF	0.55% on the first $250 million
0.50% on the next $250 million
0.45% on assets over $500 million
Ultra Short Income ETF***	0.18% on the first $500 million
0.16% on assets over $500 million
US Large Cap Focused ETF	0.70% on the first $500 million
0.65% on the next $300 million
0.60% on the next $200 million
0.50% on the next $1 billion
0.40% on assets over $2 billion

Notes to Financial Statements (Continued)
*Prior to December 8, 2023, the Fund paid 0.25% on the first $1 billion, 0.225% on the next $1 billion, 0.20% on the next $1 billion, 0.175% on such assets over $3 billion
** Prior to September 1, 2023, the Fund paid 0.55% on the first $250 million, 0.50% on the next $250 million and 0.45% on such assets over $500 million.
*** Prior to September 1, 2023, the Fund paid 0.25% on all assets.
The Adviser has entered into investment sub-advisory agreements with the following parties (each, a “Sub-Adviser”):
Fort Washington Investment Advisors, Inc.*	Lombard Odier Asset Management (USA) Corp.
Dividend Select ETF	Climate Transition ETF
Securitized Income ETF	Los Angeles Capital Management LLC
Strategic Income Opportunities ETF	Dynamic International ETF
Ultra Short Income ETF
US Large Cap Focused ETF
*Affiliate of the Adviser and wholly-owned subsidiary of Western & Southern.
The Adviser pays sub-advisory fees to each Sub-Adviser from its advisory fee.
The Adviser entered into an expense limitation agreement (the “Expense Limitation Agreement”) to contractually limit the annual operating expenses of the Funds, excluding: dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Funds’ interfund lending program, if any; other expenditures which are capitalized in accordance with U.S. GAAP; the cost of “Acquired Fund Fees and Expenses”, if any; and other extraordinary expenses not incurred in the ordinary course of business. The maximum annual operating expense limit in any year with respect to the Funds is based on a percentage of the average daily net assets of the Funds. The Adviser has agreed to waive a portion of its fees, and to reimburse certain fund expenses in order to maintain the following expense limitations for the Funds:
		Termination Date
Climate Transition ETF	0.69%	April 29, 2024
Dividend Select ETF	0.67%	April 29, 2024
Dynamic International ETF	0.65%	October 29, 2024
Securitized Income ETF	0.39%	October 29, 2024
Strategic Income Opportunities ETF	0.65%	April 29, 2024
Ultra Short Income ETF*	0.25%	September 29, 2024
US Large Cap Focused ETF	0.69%	April 29, 2024
*	Prior to September 1, 2023, the expense limitation was 0.34%.
The Expense Limitation Agreement can be terminated with respect to a Fund by a vote of the Funds’ Board if it deems the termination to be beneficial to the Fund’s shareholders.
During the year ended December 31, 2023, the Adviser or its affiliates waived investment advisory fees, administration fees or other operating expenses, as follows:
Fund	Investment Advisory Fees Waived	Administration Fees Waived	Other Operating Expenses Reimbursed/ Waived	Total
Climate Transition ETF	$—	$10,204	$69,617	$79,821
Dividend Select ETF	—	38,769	113,779	152,548
Dynamic International ETF	—	84,775	326,956	411,731
Securitized Income ETF	—	14,267	76,751	91,018
Strategic Income Opportunities ETF	—	138,112	79,662	217,774
Ultra Short Income ETF	—	72,942	111,436	184,378
US Large Cap Focused ETF	2,844	39,271	111,039	153,154
Under the terms of the Expense Limitation Agreement, the Adviser is entitled to recover, subject to approval by the Funds’ Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Adviser reduced its compensation or assumed expenses for the Funds. A Fund will make repayments to the Adviser only if such repayment does not cause the Fund's operating expenses (after the repayment is taken into account) to exceed the Fund's expense limit in place when such amounts were waived or reimbursed by the Adviser and the Fund's current expense limitation.

Notes to Financial Statements (Continued)
As of December 31, 2023, the Adviser may seek recoupment of previously waived fees and reimbursed expenses as follows:
Fund	Expires on or before December 31, 2025	Expires on or before December 31, 2026	Total
Climate Transition ETF	$—	$79,821	$79,821
Dividend Select ETF	64,225	152,548	216,773
Dynamic International ETF	—	14,033	14,033
Securitized Income ETF	—	91,018	91,018
Strategic Income Opportunities ETF	98,127	217,774	315,901
Ultra Short Income ETF	79,410	184,378	263,788
US Large Cap Focused ETF	76,391	153,154	229,545
The Adviser did not recoup any amounts it previously waived or reimbursed during the year ended December 31, 2023.
ADMINISTRATION AGREEMENT
The Adviser entered into an Administration Agreement with the Trust, whereby the Adviser is responsible for: supplying executive and regulatory compliance services; supervising the preparation of tax returns; coordinating the preparation of reports to shareholders and reports to and filings with the SEC and state securities authorities, as well as materials for meetings of the Board; calculating the daily NAV per share; and maintaining the financial books and records of each Fund.
For its services, the Adviser’s annual administrative fee is:
0.145% on the first $20 billion of the aggregate average daily net assets;
0.11% on the next $10 billion of aggregate average daily net assets;
0.09% on the next $10 billion of aggregate average daily net assets; and
0.07% on the aggregate average daily net assets over $40 billion.
The fee is computed and allocated among the Touchstone Fund Complex on the basis of relative daily net assets.
The Adviser has engaged BNY Mellon as the sub-administrator to the Trust. BNY Mellon provides administrative and accounting services to the Trust and is compensated directly by the Adviser, not the Trust.
TRANSFER AGENT AGREEMENT
Under the terms of the Transfer Agent Agreement between the Trust and BNY Mellon, BNY Mellon provides the Trust with transfer agency services, which include Creation Unit order processing. For these services, BNY Mellon receives a monthly fee from each Fund. In addition, each Fund pays out-of-pocket expenses incurred by BNY Mellon, including, but not limited to, postage and supplies.
CUSTODIAN AGREEMENT
As custodian, BNY Mellon is responsible for custody of each Fund’s assets.
SECURITIES LENDING AGREEMENT
As securities lending agent, BNY Mellon administers the securities lending program for the Funds. BNY Mellon lends certain securities, which are held in custody accounts maintained with BNY Mellon, to borrowers that have been approved by the Funds.
PLANS OF DISTRIBUTION
The Trust has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act. The plan allows each Fund to pay distribution fees up to a maximum of 0.25% of average daily net assets. No such fee is currently incurred and paid by the Funds. The Funds will not incur and pay distribution fees until such time as approved by the Fund's Board.
Prior to December 8, 2023, the Touchstone Dynamic Allocation Fund (“Predecessor Fund”) to the Dynamic International ETF had adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act for each class of shares it offered that is subject to 12b-1 distribution fees. The plan allowed the Predecessor Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. The fees charged to the Predecessor Fund were limited to the actual expenses incurred. Under the Class A plan, the Predecessor Fund paid an annual fee of up to 0.25% of average daily net assets that were

Notes to Financial Statements (Continued)
attributable to Class A shares. Under the Class C plan, the Predecessor Fund paid an annual fee not to exceed 1.00% of average daily net assets that are attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder servicing fee).
DISTRIBUTOR
Foreside Fund Services, LLC (the “Distributor”) serves as the principal distributor of the Fund’s shares. The Adviser has agreed to compensate the Distributor for distribution-related services.
INTERFUND TRANSACTIONS
Pursuant to Rule 17a-7 under the 1940 Act, the Funds may engage in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Trustees and/or common Officers. During the year ended December 31, 2023, the Funds did not engage in any Rule 17a-7 transactions.
5. Fund Share Transactions
Shares of each Fund are issued and redeemed only in Creation Units. Investors may acquire shares and shareholders may tender their shares for redemption only in Creation Units. The number of shares of a Fund that constitute a Creation Unit is as follows: 25,000 for the Climate Transition ETF, Dividend Select ETF, Strategic Income Opportunities ETF and US Large Cap Focused ETF and 50,000 for the Dynamic International ETF, Securitized Income ETF and Ultra Short Income ETF. Each Fund generally offers and issues shares either in exchange for (i) a basket of securities designated by the Fund (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”) or (ii) a cash payment equal in value to the Deposit Securities (“Deposit Cash”) together with the Cash Component. Transactions in capital shares of the Fund are disclosed in detail in the Statement of Changes in Net Assets. Authorized Participants are subject to standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units.
6. Liquidity
Interfund Lending — Pursuant to an Exemptive Order issued by the SEC on March 28, 2017, the Funds, along with certain other funds in the Touchstone Fund Complex, may participate in an interfund lending program. The interfund lending program provides an alternate credit facility that allows the Funds to lend to or borrow from other participating funds in the Touchstone Fund Complex, subject to the conditions of the Exemptive Order. The Funds may not borrow under the facility for leverage purposes and the loans’ duration may be no more than 7 days.
During the year or period ended December 31, 2023, the Funds did not utilize Interfund Lending.
7. Federal Tax Information
Federal Income Tax — It is each Fund’s policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its investment company taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. It is each Fund’s policy to distribute all of its taxable income and accordingly, no provision for income taxes has been made.
In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its investment company taxable income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

Notes to Financial Statements (Continued)
The tax character of distributions paid for the year ended December 31, 2023  are as follows:
	Climate Transition ETF	Dividend Select ETF		Dynamic International ETF		Securitized Income ETF
	Period Ended December 31, 2023	Year Ended December 31, 2023	Period Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022*	Period Ended December 31, 2023
From ordinary income	$85,163	$623,057	$183,700	$839,702	$1,735,216	$664,094
From long-term capital gains	$—	$—	$—	$—	$1,667,588	$—
Total distributions	$85,163	$623,057	$183,700	$839,702	$3,402,804	$664,094
	Strategic Income Opportunities ETF		Ultra Short Income ETF		US Large Cap Focused ETF
	Year Ended December 31, 2023	Period Ended December 31, 2022	Year Ended December 31, 2023	Period Ended December 31, 2022	Year Ended December 31, 2023	Period Ended December 31, 2022
From ordinary income	$5,174,005	$1,908,028	$2,894,829	$686,340	$225,572	$58,353
From long-term capital gains	$—	$—	$—	$—	$—	$—
Total distributions	$5,174,005	$1,908,028	$2,894,829	$686,340	$225,572	$58,353
* Amounts reflect the Predecessor Fund as of December 31, 2022.
The following information is computed on a tax basis for each item as of December 31, 2023:
	Touchstone Climate Transition ETF	Touchstone Dividend Select ETF	Touchstone Dynamic International ETF	Touchstone Securitized Income ETF
Tax cost of portfolio investments	$11,244,496	$28,699,612	$51,168,252	$23,078,626
Gross unrealized appreciation on investments	926,832	3,162,537	2,511,130	609,279
Gross unrealized depreciation on investments	(688,492)	(810,842)	(414,288)	(84,596)
Net unrealized appreciation (depreciation) on investments	238,340	2,351,695	2,096,842	524,683
Gross unrealized appreciation on foreign currency transactions	—	—	169	1
Gross unrealized depreciation on foreign currency transactions	(1,778)	—	—	—
Net unrealized appreciation (depreciation) on foreign currency transactions	(1,778)	—	169	1
Capital loss carryforwards	(523,523)	(668,128)	(1,739,848)	—
Undistributed ordinary income	9,481	—	135,525	12,086
Accumulated earnings (deficit)	$(277,480)	$1,683,567	$492,688	$536,770

Notes to Financial Statements (Continued)
	Touchstone Strategic Income Opportunities ETF	Touchstone Ultra Short Income ETF	Touchstone US Large Cap Focused ETF
Tax cost of portfolio investments	$100,490,829	$59,800,865	$28,415,746
Gross unrealized appreciation on investments	3,100,390	430,201	3,920,706
Gross unrealized depreciation on investments	(1,573,041)	(271,384)	(552,491)
Net unrealized appreciation (depreciation) on investments	1,527,349	158,817	3,368,215
Capital loss carryforwards	(259,323)	—	(297,798)
Qualified late year losses	(228,624)	—	—
Undistributed ordinary income	—	11,329	—
Other temporary differences	(475,150)	—	—
Accumulated earnings (deficit)	$564,252	$170,146	$3,070,417
The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sale loss deferrals, investments in passive foreign investment company (“PFIC”) adjustments, regulated investment company adjustments, taxable interest on defaulted securities, amortization adjustments on bonds and certain timing differences in the recognition of capital losses under income tax regulations and U.S. GAAP.
As of December 31, 2023, the Funds had the following capital loss carryforwards for federal income tax purposes:
Fund	No Expiration Short Term	No Expiration Long Term	Total
Climate Transition ETF	$ 523,523	$ —	$ 523,523
Dividend Select ETF	412,387	255,741	668,128
Dynamic International ETF	—	1,739,848	1,739,848
Strategic Income Opportunities ETF	34,531	224,792	259,323
US Large Cap Focused ETF	222,418	75,380	297,798
The capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.
During the year ended December 31, 2023, the following Fund utilized capital loss carryforwards:
Fund	Utilized
Dynamic International ETF	$ 188,682
Under current laws, certain capital losses realized after October 31 and ordinary losses realized after December 31 may be deferred (and certain ordinary losses after October and/or December 31 may be deferred) and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2023, the following Funds elected to defer the following losses:
Fund	Realized Capital Losses	Ordinary Losses	Total
Strategic Income Opportunities ETF	$ —	$ 228,624	$ 228,624
The Funds recognize tax benefits or expenses of uncertain tax positions only when the position is more likely than not to be sustained assuming examination by tax authorities. Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.
Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have been made to the components of capital as presented on the Statements of Assets and Liabilities. These reclassifications have no impact on the net assets or NAV per share of the Funds. The following reclassifications, which are primarily attributed to the tax

Notes to Financial Statements (Continued)
treatment of net operating losses, in-kind distributions for shareholder redemptions and reclassification of REIT distribution - ordinary income to capital gains have been made to the following Funds period ended December 31, 2023:
Fund	Paid-In Capital	Distributable Earnings
Climate Transition ETF	$ 260,069	$ (260,069)
Dividend Select ETF	1,885,964	(1,885,964)
Dynamic International ETF	(4,686)	4,686
Ultra Short Income ETF	(592)	592
US Large Cap Focused ETF	2,261,879	(2,261,879)
8. Commitments and Contingencies
The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.
9. Principal Risks
Risks Associated with Foreign Investments – Certain Funds may invest in the securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the U.S. may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or financial instability or diplomatic and other developments which could affect such investments. Political and military events, may cause market disruptions. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the U.S.
Risks Associated with Sector Concentration – Certain Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, these Funds may be more susceptible to economic, political, and regulatory developments, positive or negative, in a particular sector of the market and may experience increased volatility in the Funds' NAVs and magnified effect on the total return.
Risks Associated with Credit – An issuer may be unable to make timely payments of either principal or interest. This may cause the issuer’s securities to decline in value. Credit risk is particularly relevant to those Funds that invest a significant amount of their assets in junk bonds or lower-rated securities.
Risks Associated with Cybersecurity – With the increased use of technologies, such as mobile devices and "cloud"-based service offerings and the dependence on the Internet and computer systems to perform necessary business functions, the Funds' service providers are susceptible to Cybersecurity risks that could result in losses to a Fund and its shareholders. Cybersecurity breaches are either intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or Fund service provider to suffer data corruption or lose operational functionality. A Cybersecurity breach could result in the loss or theft of customer data or funds, loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs, any of which could have a substantial impact on a Fund. Cybersecurity incidents could cause a Fund, the Adviser, a Sub-Adviser, or other service provider to incur regulatory penalties, reputational damage, compliance costs associated with corrective measures, litigation costs, or financial loss. They may also result in violations of applicable privacy and other laws. In addition, such incidents could affect issuers in which a Fund invests, thereby causing the Fund’s investments to lose value.
Risks Associated with Interest Rate Changes – The price of debt securities is generally linked to the prevailing  market interest rates. In general, when interest rates rise, the price of debt securities falls, and when interest rates fall, the price of debt securities rises. The price volatility of a debt security also depends on its maturity. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of the expected life, taking into account any prepayment or call features of the security, that is used to determine the price sensitivity of the security for a given change in interest rates. Specifically, duration is the change in the value of a fixed-income security that will result from a 1% change in interest rates, and generally is stated in years. For example, as a general rule a 1% rise in interest rates means a 1% fall in

Notes to Financial Statements (Continued)
value for every year of duration. Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal. An increase in interest rates could negatively impact a Fund’s NAV. Recent and potential future changes in government monetary policy may affect  interest rates. Over the past several years, the U.S. Federal Reserve has maintained the level of interest rates at or near historic lows. However, more recently, interest rates have begun to increase as a result of action that has been taken by the U.S. Federal Reserve, which has raised, and may continue to raise, interest rates. Such increases could expose fixed-income and related markets to heightened volatility and could cause the value of a Fund's investments, and the Fund's NAV, to decline, potentially suddenly and significantly, which may negatively impact the Fund's performance.
Risks Associated with Health Crises – A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect Fund performance. For example, the COVID-19 pandemic has resulted and may continue to result in significant disruptions to global business activity and market volatility due to disruptions in market access, resource availability, facilities, operations, imposition of tariffs, export controls and supply chain disruption, among others. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social and economic risks. Any such impact could adversely affect a Fund's performance, resulting in losses to your investment.
Please see the Funds’ prospectus and statement of additional information for a complete discussion of these and other risks.
10. Fund Reorganizations
Dynamic International ETF:
At a meeting held on February 16, 2023, the Board approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) that provides for the conversion of the Dynamic Allocation Fund (the “Target Fund”), a mutual fund series of the Touchstone Strategic Trust, from a mutual fund to an ETF through the reorganization of the Target Fund into Touchstone Dynamic International ETF (the "Acquiring Fund") (the “Reorganization”). The Reorganization occurred after the close of business on December 8, 2023 (the "Closing Date").  The Reorganization was treated as a tax-free reorganization for federal income tax purposes.  The Adviser has agreed to assume all of the costs of the Reorganization.
Following the Reorganization, the Target Fund’s performance (Class Y Shares) and financial history were adopted by the Acquiring Fund. In connection with the Reorganization, each shareholder of the Target Fund (except as noted below) received shares of the surviving Acquiring Fund equal in value to the number of shares of the Target Fund they owned on the Closing Date, including a cash payment in lieu of fractional shares of the Acquiring Fund, which cash payment might have been taxable.
The following is a summary of shares outstanding, net assets, net asset value per share and unrealized appreciation immediately before and after the tax-free reorganization.
	Before Reorganization	After Reorganization
	Dynamic Allocation Fund	Dynamic International ETF
Shares	1,984,866(A)	1,984,866
Net Assets	$50,999,838	$50,999,838
Net Asset Value	$25.69(A)	$25.69
Unrealized Appreciation (Depreciation)	$2,560,024	$2,560,024
(A)	Reflects a 0.4524:1 reverse stock split which occurred December 1, 2023.

Notes to Financial Statements (Continued)
The following table shows a break out of the share activity for the Dynamic International ETF, including activity for the Dynamic Allocation Fund, the Predecessor Fund to the Dynamic International ETF:
	Touchstone Dynamic International ETF
	For the Year Ended December 31, 2023		For the Year Ended December 31, 2022
	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares issued	64,734	$ 710,521	124,148	$1,423,148
Reinvestment of distributions	47,849	522,378	264,215	2,818,941
Share conversion in connection with reorganization	(4,173,897)	(47,712,655)	—	—
Cost of Shares redeemed	(1,563,531)	(16,893,128)	(681,497)	(7,789,260)
Change from Class A Share Transactions	(5,624,845)	(63,372,884)	(293,134)	(3,547,171)
Class C
Proceeds from Shares issued	5,450	57,230	11,276	127,361
Reinvestment of distributions	518	5,417	8,298	85,275
Share conversion in connection with reorganization	(62,561)	(715,144)	—	—
Cost of Shares redeemed	(70,526)	(714,837)	(50,568)	(558,533)
Change from Class C Share Transactions	(127,119)	(1,367,334)	(30,994)	(345,897)
Class Y*
Proceeds from Shares issued	16,435	189,232	46,298	527,132
Reinvestment of distributions	2,962	32,704	15,163	164,100
Proceeds from Shares issued in connection with reorganization	4,236,458	48,427,799	—	—
Cost of Shares redeemed	(2,554,587)	(1,691,276)	(158,348)	(1,853,338)
Change from Class Y Share Transactions	1,701,268	46,958,459	(96,887)	(1,162,106)
Change from Share Transactions	(4,050,696)	(17,781,759)	(421,015)	(5,055,174)
* Class Y shares converted to Dynamic International ETF shares on December 8, 2023.
11. Subsequent Events
Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the financial statements were issued. There were no subsequent events that necessitated recognition or disclosure in the Funds’ financial statements.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Touchstone ETF Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Touchstone ETF Trust (the “Trust”) (comprising Touchstone Climate Transition ETF, Touchstone Dividend Select ETF, Touchstone Dynamic International ETF, Touchstone Securitized Income ETF, Touchstone Strategic Income Opportunities ETF, Touchstone Ultra Short Income ETF and Touchstone US Large Cap Focused ETF and (collectively referred to as the “Funds”)), including the portfolios of investments, as of December 31, 2023, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising Touchstone ETF Trust at December 31, 2023, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.
Funds comprising the Touchstone ETF Trust	Statements of Operations	Statements of changes in net assets	Financial Highlights
Touchstone Climate Transition ETF	For the period from April 28, 2023 (commencement of operations) through December 31, 2023
Touchstone Dividend Select ETF	For the year ended December 31, 2023	For the year ended December 31, 2023 and the period from August 2, 2022 (commencement of operations) through December 31, 2022
Touchstone Dynamic International ETF	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
Touchstone Securitized Income ETF	For the period from July 17, 2023 (commencement of operations) through December 31, 2023
Touchstone Strategic Income Opportunities ETF	For the year ended December 31, 2023	For the year ended December 31, 2023 and the period from July 21, 2022 (commencement of operations) through December 31, 2022
Touchstone Ultra Short Income ETF	For the year ended December 31, 2023	For the year ended December 31, 2023 and the period from August 4, 2022 (commencement of operations) through December 31, 2022
Touchstone US Large Cap Focused ETF	For the year ended December 31, 2023	For the year ended December 31, 2023 and the period from July 27, 2022 (commencement of operations) through December 31, 2022
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Report of Independent Registered Public Accounting Firm (Continued)
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Touchstone Investments’ investment companies since 1999.
Cincinnati, Ohio
February 16, 2024

Other Items (Unaudited)
Qualified Dividend Income
Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended December 31, 2023 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates. The Funds intend to pass through the maximum allowable percentage for Form 1099 Div.
Climate Transition ETF	100.00%
Dividend Select ETF	100.00%
Dynamic International ETF	6.44%
Strategic Income Opportunities ETF	2.62%
US Large Cap Focused ETF	100.00%
Dividend Received Deduction
For corporate shareholders, the following ordinary distributions paid during the fiscal year ended December 31, 2023 qualify for the corporate dividends received deduction. The Funds intend to pass through the maximum allowable percentage.
Climate Transition ETF	28.57%
Dividend Select ETF	100.00%
Strategic Income Opportunities ETF	2.62%
US Large Cap Focused ETF	100.00%
The Dynamic International ETF intends to pass through a foreign tax credit to the shareholders. For the fiscal year ended December 31, 2023, the total amount of foreign source income is $59,059 or $0.03 per share. The total amount of foreign taxes to be paid is $6,481 or $0.00 per share. Shareholder’s allocable share of the foreign tax credit will be reported on Form 1099 Div.
Proxy Voting Guidelines and Proxy Voting Records
The Sub-Advisers are responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Sub-Advisers use in fulfilling this responsibility is available as an appendix to the most recent Statement of Additional Information, which can be obtained without charge by calling toll free 1.800.543.0407 or by visiting the Touchstone website at TouchstoneInvestments.com or on the Securities and Exchange Commission’s (the “Commission”) website sec.gov. Information regarding how those proxies were voted during the most recent twelve-month period ended June 30, which will be filed by August 31 of that year, is also available without charge by calling toll free 1.800.543.0407 or on the Commission’s website at sec.gov.
Quarterly Portfolio Disclosure
Each Fund’s holdings as of the end of the third month of every fiscal quarter will be disclosed on Form N-PORT within 60 days of the end of the fiscal quarter. The complete listing of each Fund’s portfolio holdings is available on the Commission’s website and will be made available to shareholders upon request by calling 1.833.368.7383.
Schedule of Shareholder Expenses
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of an ETF’s Shares, which are not reflected in the example and (2) ongoing costs, including investment advisory fees; shareholder servicing fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 through December 31, 2023).
Actual Expenses
The first line for each share class of a Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended December 31, 2023” to estimate the expenses you paid on your account during this period.

Other Items (Unaudited) (Continued)
Hypothetical Example for Comparison Purposes
The second line for each share class of a Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of an ETF’s shares. Therefore, the second line for each share class of a Fund in the table below is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
		Net Expense Ratio Annualized December 31, 2023	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During the Six Months Ended December 31, 2023*
Climate Transition ETF
	Actual	0.69%	$1,000.00	$947.00	$3.39
	Hypothetical	0.69%	$1,000.00	$1,021.73	$3.52
Dividend Select ETF
	Actual	0.67%	$1,000.00	$1,070.10	$3.50
	Hypothetical	0.67%	$1,000.00	$1,021.83	$3.41
Dynamic International ETF
	Actual	0.49%	$1,000.00	$1,172.10	$2.68
	Hypothetical	0.49%	$1,000.00	$1,022.74	$2.50
Securitized Income ETF**
	Actual	0.39%	$1,000.00	$1,053.70	$1.83
	Hypothetical	0.39%	$1,000.00	$1,021.09	$1.80
Strategic Income Opportunities ETF
	Actual	0.65%	$1,000.00	$1,054.40	$3.37
	Hypothetical	0.65%	$1,000.00	$1,021.93	$3.31
Ultra Short Income ETF
	Actual	0.28%	$1,000.00	$1,034.70	$1.44
	Hypothetical	0.28%	$1,000.00	$1,023.79	$1.43
US Large Cap Focused ETF
	Actual	0.69%	$1,000.00	$1,063.00	$3.59
	Hypothetical	0.69%	$1,000.00	$1,021.73	$3.52
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).
**	Represents the period from commencement of operations (July 17, 2023) through December 31, 2023. Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 167/365.
Liquidity Risk Management
The Funds have adopted and implemented a written liquidity risk management program (the “LRM Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires that each Fund adopt a program that is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that a Fund could not meet redemption requests without significant dilution of remaining investors’ interests in a Fund.
Assessment and management of a Fund’s liquidity risk under the LRM Program takes into consideration certain factors, such as a Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the LRM Program includes policies and procedures for classification of Fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
The Board of Trustees of the Trust approved the appointment of a LRM Program administrator responsible for administering the LRM Program and for carrying out the specific responsibilities set forth in the LRM Program, including reporting to the Board on at least an annual basis regarding the LRM Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The Board has reviewed the Program Administrator Report covering the period

Other Items (Unaudited) (Continued)
from May 12, 2022 through May 12, 2023 (the “Review Period”). The Program Administrator Report stated that during the Review Period the LRM Program operated adequately and effectively in promoting effective liquidity risk management for the Funds.
Advisory and Sub-Advisory Agreement Approval Disclosure
At a meeting held on February 16, 2023, the Board of Trustees (the “Board” or “Trustees”) of the Touchstone ETF Trust (the “Trust”), and by a separate vote, the Independent Trustees of the Trust, approved an amendment to the Investment Advisory Agreement between the Trust and the Adviser adding the Touchstone Dynamic International ETF (the “Fund”) and also initially approved a Sub-Advisory Agreement between the Adviser and Los Angeles Capital Management LLC (the “Sub-Adviser”) with respect to the Fund.  Also at the meeting, the Board approved, subject to shareholder approval, reorganizing an existing Touchstone mutual fund into the Fund.
In determining whether to approve the amendment to the Investment Advisory Agreement and the Sub-Advisory Agreement, the Adviser and the Sub-Adviser furnished information necessary for a majority of the Independent Trustees to make the determination that approval of the amendment to the Investment Advisory Agreement and the initial approval of the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.  The information considered by the Board included: (1) a comparison of the Fund’s proposed advisory fee and estimated net expense ratios with those of comparable funds; (2) performance information regarding the Sub-Adviser’s ACWI ex-US Equity Strategy (the “Strategy”), which was the strategy the Adviser proposed the Sub-Adviser utilize in managing the Fund; (3) the Adviser’s and its affiliates’ estimated revenues and costs of providing services to the Fund; and (4) information about the Adviser’s and Sub-Adviser’s personnel.
Prior to voting, the Independent Trustees reviewed the proposed approval of the amendment to the Investment Advisory Agreement and the Sub-Advisory Agreement with management and with experienced independent legal counsel and received materials from such counsel discussing the legal standards for their consideration of the approval of the amendment to the Investment Advisory Agreement and the Sub-Advisory Agreement with respect to the Fund.  The Independent Trustees also reviewed the proposed approval of the amendment to the Investment Advisory Agreement and the Sub-Advisory Agreement with independent legal counsel in a private session at which no representatives of management were present.
In approving the amendment to the Investment Advisory Agreement, the Board considered various factors, among them: (1) the nature, extent and quality of services to be provided to the Fund, including the personnel who would be providing such services; (2) the Adviser's proposed compensation and anticipated profitability; (3) a comparison of estimated net expenses and relevant performance information; (4) anticipated economies of scale; and (5) the terms of the Investment Advisory Agreement.  The Board's analysis of these factors is set forth below.  The Independent Trustees were advised by independent legal counsel throughout the process.
Nature, Extent and Quality of Adviser Services.  The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of senior personnel.  In evaluating the quality of services to be provided by the Adviser, the Board took into account its familiarity with the Adviser’s senior management through Board meetings, discussions and reports during the preceding year.  The Board also took into account the Adviser’s compliance policies and procedures.  The quality of administrative and other services provided to other funds managed by the Adviser, including the Adviser’s role in coordinating the activities of those funds’ other service providers, was also considered.  The Board also considered the Adviser’s relationship with its affiliates and the resources available to them, as well as any potential conflicts of interest.
The Board discussed the Adviser’s effectiveness in monitoring the performance of the Trust’s other sub-adviser, and the Adviser’s timeliness in responding to performance issues.  The Board considered the Adviser’s process for monitoring the Sub-Adviser, which would include an examination of both qualitative and quantitative elements of the Sub-Adviser’s organization, personnel, procedures, investment discipline, infrastructure and performance.  The Board considered that the Adviser would conduct periodic due diligence of the Sub-Adviser, during which the Adviser would examine a wide variety of factors, such as the financial condition of the Sub-Adviser, the quality of the Sub-Adviser’s systems, the effectiveness of the Sub-Adviser’s disaster recovery programs, trade allocation and execution procedures, compliance with the Sub-Adviser’s policies and procedures, results of regulatory examinations and any other factors that might affect the quality of services to be provided by the Sub-Adviser to the Fund.  The Board noted that the Adviser’s monitoring processes also would include quarterly reviews of compliance certifications, and that any issues arising from such reviews and the Adviser’s due diligence reviews of the Sub-Adviser would be reported to the Board.
The Trustees concluded that they were satisfied with the nature, extent and quality of services to be provided to the Fund by the Adviser under the Investment Advisory Agreement.
Adviser’s Proposed Compensation and Anticipated Profitability.  The Board took into consideration the financial condition and anticipated profitability of the Adviser and its affiliates and the anticipated direct and indirect benefits to be derived by the Adviser and its affiliates from the Adviser’s relationship with the Fund.  The Board noted that the Adviser had contractually agreed to waive

Other Items (Unaudited) (Continued)
advisory fees and administrative fees and/or reimburse expenses in order to limit the Fund’s net operating expenses and would pay sub-advisory fees out of the advisory fees the Adviser would receive from the Fund.  The Board reviewed the anticipated profitability of the Adviser's relationship with the Fund and also considered whether the Adviser has the financial wherewithal to provide a high level of services to the Fund, noting the ongoing commitment of the Adviser’s parent company with respect to providing support and resources as needed.  The Board also noted that the Adviser would derive benefits to its reputation and other benefits from its association with the Fund.
The Board recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it would provide to the Fund and the entrepreneurial risk that it would assume as Adviser.  Based upon their review, the Trustees concluded that the Adviser’s and its affiliates’ level of profitability, if any, to be derived from their relationship with the Fund was reasonable and not excessive.
Estimated Expenses and Performance Information.  The Board compared the Fund's proposed advisory fee and estimated total expense ratios, after estimated waivers and reimbursements, with those of comparable funds.  The Board noted that the proposed advisory fee would place the Fund in the 3rd quintile of its Morningstar peer group, while the Fund’s estimated total expenses, after estimated waivers and reimbursements, would place the Fund in the 3rd quintile of its Morningstar peer group.  The Board also took into account that the Adviser had contractually agreed to limit the Funds’ net operating expenses for at least one year following the launch of the Fund.  The Board took into consideration the performance of the Strategy relative to its proposed benchmark and the anticipated Morningstar peer group for the 1-year, 3-years, 5-years and since inception periods ended December 31, 2022.  The Board noted that the Strategy had underperformed the benchmark and Morningstar peer group for the 1-year period ended December 31, 2022, while it had outperformed the benchmark and Morningstar peer group for the 3-years, 5-years and since inception periods ended December 31, 2022.  The Board noted that the Fund would be managed using a concentrated version of the Strategy and took into account the impact this difference would likely have on the performance of the Strategy.
The Board also considered the effect of the Fund’s potential growth and size on its performance and expenses.  The Board noted that the Adviser had contractually agreed to waive a portion of its fees and/or reimburse expenses of the Fund in order to reduce the Fund’s operating expenses to a targeted level.  The Board noted that the sub-advisory fees under the Sub-Advisory Agreement with respect to the Fund would be paid by the Adviser out of the advisory fee it would receive from the Fund and considered the impact of such sub-advisory fees on the profitability of the Adviser.  In reviewing the proposed total expense ratios and relevant performance information, the Board also took into account the nature, extent and quality of the services to be provided to the Fund by the Adviser and its affiliates.
Potential Economies of Scale. The Board considered the effect of the Fund's potential growth and size on its performance and expenses.  The Board took into account management’s discussion of the Fund’s advisory fee structure.  The Board considered the proposed advisory fees under the Investment Advisory Agreement as a percentage of assets at different asset levels and possible economies of scale that might be realized if the assets of the Fund increased.  The Board noted that the proposed advisory fee schedule for the Fund would contain a breakpoint that would reduce the advisory fee rate on assets above a specified level as the Fund’s assets increased.  The Board also noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.  The Board also considered the fact that, under the Investment Advisory Agreement, the advisory fee payable to the Adviser by the Fund would be reduced by the total sub-advisory fee paid by the Adviser to the Fund’s Sub-Adviser.
Conclusion. In considering the approval of the amendment to the Investment Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors.  The Trustees evaluated all information available to them.  The Board reached the following conclusions regarding the Investment Advisory Agreement with the Adviser, among others: (a) the Adviser demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Adviser maintains an appropriate compliance program; and (c) the Fund’s proposed advisory fee is reasonable relative to those of similar funds and the services to be provided by the Adviser.  Based on their conclusions, the Trustees determined with respect to the Fund that approval of the amendment to the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.
In initially approving the Sub-Advisory Agreement for the Fund, the Board considered various factors with respect to the Fund and the Sub-Advisory Agreement, among them: (1) the nature, extent and quality of services to be provided to the Fund, including the personnel who would be providing such services; (2) the Sub-Adviser’s proposed sub-advisory fee; (3) the performance of the Strategy; and (4) the terms of the Sub-Advisory Agreement.  The Board’s analysis of these factors is set forth below.  The Independent Trustees were advised by independent legal counsel throughout the process.
Nature, Extent and Quality of Services to be Provided; Investment Personnel. The Board considered information provided by the Adviser and the Sub-Adviser regarding the services to be provided by the Sub-Adviser.  The Board also considered the Sub-Adviser’s level of knowledge and investment style.  The Board reviewed the experience and credentials of the applicable investment personnel

Other Items (Unaudited) (Continued)
of the Sub-Adviser who would be responsible for managing the Fund.  The Board also took into consideration that the Adviser was satisfied with the Sub-Adviser’s in-house risk and compliance teams.
Sub-Adviser’s Proposed Compensation. The Board also took into consideration the financial condition of the Sub-Adviser and any indirect benefits to be derived by the Sub-Adviser from the Sub-Adviser’s relationship with the Fund.  In considering the anticipated profitability to the Sub-Adviser of its relationship with the Fund, the Board noted the proposed contractual undertaking of the Adviser to maintain expense limitations for the Fund and also noted that the sub-advisory fee under the Sub-Advisory Agreement would be paid by the Adviser out of the advisory fee that it would receive under the Investment Advisory Agreement and were negotiated at arm’s-length.  As a consequence, the anticipated profitability to the Sub-Adviser of its relationship with the Fund was not a substantial factor in the Board’s deliberations.  For similar reasons, the Board did not consider the potential economies of scale in the Sub-Adviser’s management of the Fund to be a substantial factor in its consideration, although the Board noted that the sub-advisory fee schedule included a breakpoint that would reduce the sub-advisory fee rate on assets above a specified level as the Fund’s assets increased.
Proposed Sub-Advisory Fees and Performance Information. The Board compared the Fund's proposed sub-advisory fee with that of the only other active sub-advised ETF in the Morningstar peer group and mutual funds in the peer group.  The Board noted that the Fund's proposed sub-advisory fee was lower than the other active sub-advised ETF and the Fund would be in the first quintile of sub-advisory fees in the mutual fund peer group.  The Board considered that the Fund would pay an advisory fee to the Adviser and that the Adviser would pay a sub-advisory fee to the Sub-Adviser out of the advisory fee it would receive from the Fund.  The Board considered the amount to be retained by the Adviser and the sub-advisory fee to be paid to the Sub-Adviser with respect to the various services to be provided by the Adviser and the Sub-Adviser.  The Board also noted that the Adviser negotiated the sub-advisory fee with the Sub-Adviser at arm’s-length.  Based on their review, the Trustees concluded that the Fund’s proposed sub-advisory fee was reasonable in view of the quality of services to be provided by the Sub-Adviser to the Fund and the other factors considered.
As noted above, the Board considered the performance of the Strategy.  The Board also noted the Adviser’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Trust’s other sub-advisers.  The Board was mindful of the Adviser's focus on the performance of sub-advisers and the Adviser's ways of addressing underperformance.
Conclusion. In considering the initial approval of the Sub-Advisory Agreement with respect to the Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors.  The Board reached the following conclusions regarding the Sub-Advisory Agreement, among others: (a) the Sub-Adviser is qualified to manage the Fund’s assets in accordance with the Fund's investment goals and policies; (b) the Sub-Adviser maintains an appropriate compliance program; (c) the Fund’s proposed advisory and sub-advisory fee structure is reasonable relative to those of similar ETFs and to the services to be provided by the Adviser and the Sub-Adviser; and (d) the Sub-Adviser’s proposed investment strategies are appropriate for pursuing the investment goals of the Fund.  Based on its conclusions, the Board determined that approval of the Sub-Advisory Agreement with respect to the Fund was in the best interests of the Fund and its shareholders.
At a meeting held on February 16, 2023, the Board of Trustees (the “Board” or “Trustees”) of the Touchstone ETF Trust (the “Trust”), and by a separate vote, the Independent Trustees of the Trust, approved an amendment to the Investment Advisory Agreement between the Trust and the Adviser adding the Touchstone Securitized Income ETF (the “Fund”) and also initially approved a Sub-Advisory Agreement between the Adviser and Fort Washington Investment Advisors, Inc. (the “Sub-Adviser”) with respect to the Fund.
In determining whether to approve the amendment to the Investment Advisory Agreement and the Sub-Advisory Agreement, the Adviser and the Sub-Adviser furnished information necessary for a majority of the Independent Trustees to make the determination that approval of the amendment to the Investment Advisory Agreement and the initial approval of the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders. The information considered by the Board included: (1) a comparison of the Fund’s proposed advisory fee and estimated net expense ratios with those of comparable funds; (2) performance information regarding the Sub-Adviser’s Structured Opportunities Strategy (the “Strategy”), which was the strategy the Adviser proposed the Sub-Adviser utilize in managing the Fund; (3) the Adviser’s and its affiliates’ estimated revenues and costs of providing services to the Fund; and (4) information about the Adviser’s and Sub-Adviser’s personnel.
Prior to voting, the Independent Trustees reviewed the proposed approval of the amendment to the Investment Advisory Agreement and the Sub-Advisory Agreement with management and with experienced independent legal counsel and received materials from such counsel discussing the legal standards for their consideration of the approval of the amendment to the Investment Advisory Agreement and the Sub-Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed approval of the amendment to the Investment Advisory Agreement and the Sub-Advisory Agreement with independent legal counsel in a private session at which no representatives of management were present.

Other Items (Unaudited) (Continued)
In approving the amendment to the Investment Advisory Agreement, the Board considered various factors, among them: (1) the nature, extent and quality of services to be provided to the Fund, including the personnel who would be providing such services; (2) the Adviser's proposed compensation and anticipated profitability; (3) a comparison of estimated net expenses and relevant performance information; (4) anticipated economies of scale; and (5) the terms of the Investment Advisory Agreement. The Board's analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.
Nature, Extent and Quality of Adviser Services. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of senior personnel. In evaluating the quality of services to be provided by the Adviser, the Board took into account its familiarity with the Adviser’s senior management through Board meetings, discussions and reports during the preceding year. The Board also took into account the Adviser’s compliance policies and procedures. The quality of administrative and other services provided to other funds managed by the Adviser, including the Adviser’s role in coordinating the activities of those funds’ other service providers, was also considered. The Board also considered the Adviser’s relationship with its affiliates and the resources available to them, as well as any potential conflicts of interest.
The Board discussed the Adviser’s effectiveness in monitoring the performance of the Sub-Adviser, an affiliate of the Adviser, and the Adviser’s timeliness in responding to performance issues.  The Board considered the Adviser’s process for monitoring the Sub-Adviser, which would include an examination of both qualitative and quantitative elements of the Sub-Adviser’s organization, personnel, procedures, investment discipline, infrastructure and performance.  The Board considered that the Adviser would conduct periodic due diligence of the Sub-Adviser, during which the Adviser would examine a wide variety of factors, such as the financial condition of the Sub-Adviser, the quality of the Sub-Adviser’s systems, the effectiveness of the Sub-Adviser’s disaster recovery programs, trade allocation and execution procedures, compliance with the Sub-Adviser’s policies and procedures, results of regulatory examinations and any other factors that might affect the quality of services to be provided by the Sub-Adviser to the Fund.  The Board noted that the Adviser’s monitoring processes also would include quarterly reviews of compliance certifications, and that any issues arising from such reviews and the Adviser’s due diligence reviews of the Sub-Adviser would be reported to the Board.
The Trustees concluded that they were satisfied with the nature, extent and quality of services to be provided to the Fund by the Adviser under the Investment Advisory Agreement.
Adviser’s Proposed Compensation and Anticipated Profitability. The Board took into consideration the financial condition and anticipated profitability of the Adviser and its affiliates (including the Sub-Adviser) and the anticipated direct and indirect benefits to be derived by the Adviser and its affiliates from the Adviser’s relationship with the Fund. The Board noted that the Adviser had contractually agreed to waive advisory fees and administrative fees and/or reimburse expenses in order to limit the Fund’s net operating expenses and would pay sub-advisory fees out of the advisory fees the Adviser would receive from the Fund. The Board reviewed the anticipated profitability of the Adviser's relationship with the Fund and also considered whether the Adviser has the financial wherewithal to provide a high level of services to the Fund, noting the ongoing commitment of the Adviser’s parent company with respect to providing support and resources as needed. The Board also noted that the Adviser would derive benefits to its reputation and other benefits from its association with the Fund.
The Board recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it would provide to the Fund and the entrepreneurial risk that it would assume as Adviser. Based upon their review, the Trustees concluded that the Adviser’s and its affiliates’ level of profitability, if any, to be derived from their relationship with the Fund was reasonable and not excessive.
Estimated Expenses and Performance Information. The Board compared the Fund's proposed advisory fee and estimated total expense ratios, after estimated waivers and reimbursements, with those of comparable funds.  The Board noted that the proposed advisory fee and estimated total expenses, after estimated waivers and reimbursement, were each below the median of the relevant Morningstar peer groups.  The Board also took into account that the Adviser had contractually agreed to limit the Funds’ net operating expenses for at least one year following the launch of the Fund.  The Board took into consideration the performance of the Strategy relative to the Fund’s proposed benchmark, noting that the Strategy had outperformed the proposed benchmark over one-year, three-year, five-year, ten-year and since inception periods ended December 31, 2022.
The Board also considered the effect of the Fund’s potential growth and size on its performance and expenses.  The Board noted that the Adviser had contractually agreed to waive a portion of its fees and/or reimburse expenses of the Fund in order to reduce the Fund’s operating expenses to a targeted level.  The Board noted that the sub-advisory fees under the Sub-Advisory Agreement with respect to the Fund would be paid by the Adviser out of the advisory fee it would receive from the Fund and considered the impact of such sub-advisory fees on the profitability of the Adviser.  In reviewing the proposed total expense ratios and relevant performance information, the Board also took into account the nature, extent and quality of the services to be provided to the Fund by the Adviser and its affiliates.

Other Items (Unaudited) (Continued)
Potential Economies of Scale. The Board considered the effect of the Fund's potential growth and size on its performance and expenses.  The Board took into account management’s discussion of the Fund’s advisory fee structure.  The Board considered the proposed advisory fees under the Investment Advisory Agreement as a percentage of assets at different asset levels and possible economies of scale that might be realized if the assets of the Fund increased.  The Board noted that the proposed advisory fee schedule for the Fund would contain breakpoints that would reduce the advisory fee rate on assets above specified levels as the Fund’s assets increased.  The Board also noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.  The Board also considered the fact that, under the Investment Advisory Agreement, the advisory fee payable to the Adviser by the Fund would be reduced by the total sub-advisory fee paid by the Adviser to the Fund’s Sub-Adviser.
Conclusion. In considering the approval of the amendment to the Investment Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors.  The Trustees evaluated all information available to them.  The Board reached the following conclusions regarding the Investment Advisory Agreement with the Adviser, among others: (a) the Adviser demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Adviser maintains an appropriate compliance program; and (c) the Fund’s proposed advisory fee is reasonable relative to those of similar funds and the services to be provided by the Adviser.  Based on their conclusions, the Trustees determined with respect to the Fund that approval of the amendment to the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.
In initially approving the Sub-Advisory Agreement for the Fund, the Board considered various factors with respect to the Fund and the Sub-Advisory Agreement, among them: (1) the nature, extent and quality of services to be provided to the Fund, including the personnel who would be providing such services; (2) the Sub-Adviser’s proposed sub-advisory fee; (3) the performance of the Strategy; and (4) the terms of the Sub-Advisory Agreement.  The Board’s analysis of these factors is set forth below.  The Independent Trustees were advised by independent legal counsel throughout the process.
Nature, Extent and Quality of Services to be Provided; Investment Personnel. The Board considered information provided by the Adviser and the Sub-Adviser regarding the services to be provided by the Sub-Adviser.  The Board noted the affiliation of the Sub-Adviser to the Adviser, noting potential conflicts of interest.  The Board also considered the Sub-Adviser’s level of knowledge and investment style.  The Board reviewed the experience and credentials of the applicable investment personnel of the Sub-Adviser who would be responsible for managing the Fund.  The Board noted that the portfolio managers who would manage the Fund currently managed other Touchstone Funds.  The Board also noted its familiarity with the Sub-Adviser, as it serves as a sub-adviser to various Touchstone Funds.   The Board also took into consideration that the Adviser was satisfied with the Sub-Adviser’s in-house risk and compliance teams.
Sub-Adviser’s Proposed Compensation. The Board also took into consideration the financial condition of the Sub-Adviser and any indirect benefits to be derived by the Sub-Adviser from the Sub-Adviser’s relationship with the Fund.  In considering the anticipated profitability to the Sub-Adviser of its relationship with the Fund, the Board noted the proposed contractual undertaking of the Adviser to maintain expense limitations for the Fund and also noted that the sub-advisory fee under the Sub-Advisory Agreement would be paid by the Adviser out of the advisory fee that it would receive under the Investment Advisory Agreement and were negotiated at arm’s-length.  As a consequence, the anticipated profitability to the Sub-Adviser of its relationship with the Fund was not a substantial factor in the Board’s deliberations.  For similar reasons, the Board did not consider the potential economies of scale in the Sub-Adviser’s management of the Fund to be a substantial factor in its consideration, although the Board noted that the sub-advisory fee schedule included breakpoints that would reduce the sub-advisory fee rate on assets above specified levels as the Fund’s assets increased.
Proposed Sub-Advisory Fees and Performance Information. The Board compared the Fund's proposed sub-advisory fee with those of comparable funds.  The Board noted that the proposed sub-advisory fee was below that of the only other actively managed, sub-advised ETF in its peer group and below the median of the sub-advisory fees for relevant Morningstar peer groups.  The Board considered that the Fund would pay an advisory fee to the Adviser and that the Adviser would pay a sub-advisory fee to the Sub-Adviser out of the advisory fee it would receive from the Fund.  The Board considered the amount to be retained by the Adviser and the sub-advisory fee to be paid to the Sub-Adviser with respect to the various services to be provided by the Adviser and the Sub-Adviser.  Based on their review, the Trustees concluded that the Fund’s proposed sub-advisory fee was reasonable in view of the quality of services to be provided by the Sub-Adviser to the Fund and the other factors considered.
As noted above, the Board considered the performance of the Strategy.  The Board also noted the Adviser’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Trust’s other sub-advisers.  The Board was mindful of the Adviser's focus on the performance of sub-advisers and the Adviser's ways of addressing underperformance.
Conclusion. In considering the initial approval of the Sub-Advisory Agreement with respect to the Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors.  The Board reached the following conclusions regarding the Sub-Advisory Agreement, among others: (a) the Sub-

Other Items (Unaudited) (Continued)
Adviser is qualified to manage the Fund’s assets in accordance with the Fund's investment goals and policies; (b) the Sub-Adviser maintains an appropriate compliance program; (c) the Fund’s proposed advisory and sub-advisory fee structure is reasonable relative to those of similar ETFs and to the services to be provided by the Adviser and the Sub-Adviser; and (d) the Sub-Adviser’s proposed investment strategies are appropriate for pursuing the investment goals of the Fund.  Based on its conclusions, the Board determined that approval of the Sub-Advisory Agreement with respect to the Fund was in the best interests of the Fund and its shareholders.
At a meeting held on November 16, 2023, the Board of Trustees (the “Board” or “Trustees”) of the Touchstone ETF Trust (the “Trust”), and by a separate vote, the Independent Trustees of the Trust, approved the continuance of the Investment Advisory Agreement between the Trust and the Adviser with respect to the Touchstone Dividend Select ETF, Touchstone Strategic Income Opportunities ETF, Touchstone US Large Cap Focused ETF and Touchstone Ultra Short Income ETF (together, the “Funds”), and the continuance of the Sub-Advisory Agreement between the Adviser and Fort Washington Investment Advisors, Inc. (the “Sub-Adviser”) with respect to each of those Funds.
In determining whether to approve the continuation of the Investment Advisory Agreement and the Sub-Advisory Agreements, the Adviser furnished information necessary for a majority of the Independent Trustees to make the determination that the continuance of the Investment Advisory Agreement and each Sub-Advisory Agreement was in the best interests of the respective Funds and their shareholders.  The information provided to the Board included: (1) industry data comparing advisory fees and total expense ratios of comparable funds; (2) comparative performance information; (3) the Adviser’s and its affiliates’ revenues and costs of providing services to the Funds; and (4) information about the Adviser’s and Sub-Adviser’s personnel.
Prior to voting, the Independent Trustees reviewed the proposed continuance of the Investment Advisory Agreement and the Sub-Advisory Agreements with management and experienced independent legal counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Investment Advisory Agreement and each Sub-Advisory Agreement.  The Independent Trustees also reviewed the proposed continuation of the Investment Advisory Agreement and each Sub-Advisory Agreement with independent legal counsel in private sessions at which no representatives of management were present.
In approving the Funds’ Investment Advisory Agreement, the Board considered various factors, among them: (1) the nature, extent and quality of services provided to the Funds, including the personnel providing such services; (2) the Adviser’s compensation and profitability; (3) a comparison of fees and performance with comparable funds; (4) economies of scale; and (5) the terms of the Investment Advisory Agreement.  The Board’s analysis of these factors is set forth below.  The Independent Trustees were advised by independent legal counsel throughout the process.
Nature, Extent and Quality of Adviser Services. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of senior personnel.  In evaluating the quality of services provided by the Adviser, the Board took into account its familiarity with the Adviser’s senior management through Board meetings, discussions and reports during the preceding year.  The Board also took into account the Adviser’s compliance policies and procedures.  The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers,was also considered.  The Board also considered the Adviser’s relationship with its affiliates and the resources available to them, as well as any potential conflicts of interest.
The Board discussed the Adviser’s effectiveness in monitoring the performance of the Sub-Adviser, an affiliate of the Adviser, and the Adviser’s timeliness in responding to performance issues.  The Board considered the Adviser’s process for monitoring the Sub-Adviser, which includes an examination of both qualitative and quantitative elements of the Sub-Adviser’s organization, personnel, procedures, investment discipline, infrastructure and performance.  The Board considered that the Adviser conducts periodic due diligence of the Sub-Adviser, during which the Adviser examines a wide variety of factors, such as the financial condition of the Sub-Adviser, the quality of the Sub-Adviser’s systems, the effectiveness of the Sub-Adviser’s disaster recovery programs, trade allocation and execution procedures, compliance with the Sub-Adviser’s policies and procedures, results of regulatory examinations and any other factors that might affect the quality of services that the Sub-Adviser provides to the Funds.  The Board noted that the Adviser’s monitoring processes also include quarterly reviews of compliance certifications, and that any issues arising from such reviews and the Adviser’s due diligence reviews of the Sub-Adviser are reported to the Board.
The Trustees concluded that they were satisfied with the nature, extent and quality of services provided to each Fund by the Adviser under the Investment Advisory Agreement.
Adviser’s Compensation and Profitability. The Board took into consideration the financial condition and profitability of the Adviser and its affiliates (including the Sub-Adviser) and the direct and indirect benefits derived by the Adviser and its affiliates from the Adviser’s relationship with the Funds.  The information considered by the Board included operating profit margin information for the Adviser’s business as a whole.  The Board noted that the Adviser had waived a portion of advisory fees and administrative fees and/or reimbursed expenses in order to limit each Fund’s net operating expenses.  The Board also noted that the Adviser pays the

Other Items (Unaudited) (Continued)
Sub-Adviser’s sub-advisory fees out of the advisory fees the Adviser receives from the Funds.  The Board reviewed the profitability of the Adviser’s relationship with the Funds both before and after tax expenses, and also considered whether the Adviser has the financial wherewithal to continue to provide services to the Funds, noting the ongoing commitment of the Adviser’s parent company with respect to providing support and resources as needed.  The Board also noted that the Adviser derives benefits to its reputation and other benefits from its association with the Funds.
The Board recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the entrepreneurial risk that it assumes as Adviser.  Based upon their review, the Trustees concluded that the Adviser’s and its affiliates’ level of profitability, if any, from their relationship with each Fund was reasonable and not excessive.
Expenses and Performance. The Board compared the respective advisory fees and total expense ratios for each of the Funds with various comparative data, including the median and average advisory fees and total expense ratios of each Fund’s respective peer group.  The Board also considered, among other data, the Funds’ respective performance results during the six-month and twelve-month periods ended September 30, 2023 and noted that the Board reviews on a quarterly basis detailed information about each Fund’s performance results, portfolio composition and investment strategies.  The Board also took into account current market conditions and their effect on the Funds’ performance.
The Board also considered the effect of each Fund’s growth and size on its performance and expenses.  The Board noted that the Adviser had waived a portion of the fees and/or reimbursed expenses of the Funds in order to reduce those Funds’ respective operating expenses to targeted levels.  The Board noted that the sub-advisory fees under the Sub-Advisory Agreement with respect to each Fund were paid by the Adviser out of the advisory fees it receives from the Fund and considered the impact of such sub-advisory fees on the profitability of the Adviser.  In reviewing the respective total expense ratios and performance of each of the Funds, the Board also took into account the nature, extent and quality of the services provided to the Funds by the Adviser and its affiliates.
The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Fund:
Touchstone Dividend Select ETF.  The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were below the median and above the median, respectively, of its peer group.  The Board noted that the Adviser was currently waiving and/or reimbursing a portion of the Fund’s fees and/or expenses.  The Fund’s performance for the six-month period ended September 30, 2023 was in the 4th quintile of its peer group, while the Fund’s performance for the twelve-month period ended September 30, 2023 was in the 2nd quintile of its peer group.  Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Adviser and the other factors considered.
Touchstone Strategic Income Opportunities ETF. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were at the median and above the median, respectively, of its peer group.  The Board noted that the Adviser was currently waiving and/or reimbursing a portion of the Fund’s fees and/or expenses.  The Fund’s performance for the six-month period ended September 30, 2023 was in the 4th quintile of its peer group, while the Fund’s performance for the twelve-month period ended September 30, 2023 was in the 3rd quintile of its peer group.  Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Adviser and the other factors considered.
Touchstone US Large Cap Focused ETF. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were below the median and above the median, respectively, of its peer group.  The Board noted that the Adviser was currently waiving and/or reimbursing a portion of the Fund’s fees and/or expenses.  The Fund’s performance for the six-month period ended September 30, 2023 was in the 2nd quintile of its peer group, and the Fund’s performance for the twelve-month period ended September 30, 2023 was in the 1st quintile of its peer group.  Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Adviser and the other factors considered.
Touchstone Ultra Short Income ETF.  The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were below the median and at the median, respectively, of its peer group.  The Board noted that the Adviser was currently waiving and/or reimbursing a portion of the Fund’s fees and/or expenses.  The Fund’s performance for the six-month period ended September 30, 2023 was in the 1st quintile of its peer group, and the Fund’s performance for the twelve-month period ended September 30, 2023 was in the 2nd quintile of its peer group.  Based upon their review, the Trustees concluded that the

Other Items (Unaudited) (Continued)
Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Adviser and the other factors considered.
Economies of Scale.  The Board considered the effect of each Fund’s current size and potential growth on its performance and expenses.  The Board took into account management’s discussion of the Funds’ advisory fee structure.  The Board considered the effective advisory fees under the Investment Advisory Agreement as a percentage of assets at different asset levels and possible economies of scale that might be realized if the assets of each Fund increase.  The Board noted that the advisory fee schedules for the Funds contain breakpoints that would reduce the advisory fee rate on assets above specified levels as the respective Fund’s assets increased.  The Board also noted that if a Fund’s assets increase over time, the Fund might realize other economies of scale if assets increase proportionally more than certain other expenses.  The Board also considered the fact that, under the Investment Advisory Agreement, the advisory fee payable to the Adviser by a Fund was reduced by the total sub-advisory fee paid by the Adviser to the Fund’s Sub-Adviser.
Conclusion.  In considering the renewal of the Funds’ Investment Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors.  The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund.  The Board reached the following conclusions regarding the Funds’ Investment Advisory Agreement with the Adviser, among others:  (a) the Adviser demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Adviser maintains an appropriate compliance program; (c) the overall performance of each Fund is satisfactory relative to the performance of funds with similar investment objectives and relevant indices; and (d) each Fund’s advisory fee is reasonable in light of the services received by the Fund from the Adviser and the other factors considered.  Based on their conclusions, the Trustees determined with respect to each Fund that continuation of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.
In approving the applicable Funds’ respective Sub-Advisory Agreements, the Board considered various factors with respect to each Fund and the applicable Sub-Advisory Agreement, among them: (1) the nature, extent and quality of services provided to the Fund, including the personnel providing such services; (2) the Sub-Adviser’s compensation; (3) a comparison of the sub-advisory fee and performance with comparable funds; and (4) the terms of the Sub-Advisory Agreement.  The Board’s analysis of these factors is set forth below.  The Independent Trustees were advised by independent legal counsel throughout the process.
Nature, Extent and Quality of Services Provided; Investment Personnel.  The Board considered information provided by the Adviser regarding the services provided by the Sub-Adviser, including information presented periodically throughout the previous year.  The Board noted the affiliation of the Sub-Adviser with the Adviser, noting any potential conflicts of interest.  The Board also noted that, on a periodic basis, the Board meets with portfolio managers of the Sub-Adviser to discuss its respective performance and investment processes and strategies.  The Board considered the Sub-Adviser’s level of knowledge and investment style.  The Board reviewed the experience and credentials of the applicable investment personnel who are responsible for managing the investment of portfolio securities with respect to the Funds. The Board also noted the Sub-Adviser’s brokerage practices.
Sub-Adviser’s Compensation, Profitability and Economies of Scale.  The Board also took into consideration the financial condition of the Sub-Adviser and any indirect benefits derived by the Sub-Adviser and its affiliates from the Sub-Adviser’s relationship with the Funds.  In considering the profitability to the Sub-Adviser of its relationship with the Funds, the Board noted the undertaking of the Adviser to maintain expense limitations for the Funds and also noted that the sub-advisory fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Investment Advisory Agreement.  As a consequence, the profitability to the Sub-Adviser of its relationship with a Fund was not a substantial factor in the Board’s deliberations.  For similar reasons, the Board did not consider the potential economies of scale in the Sub-Adviser’s management of the applicable Fund to be a substantial factor in its consideration, although the Board noted that the sub-advisory fee schedules for the Funds contain breakpoints that would reduce the sub-advisory fee rate on assets above specified levels as the applicable Fund’s assets increased.
Sub-Advisory Fees and Fund Performance.  The Board considered that each Fund pays an advisory fee to the Adviser and that the Adviser pays the sub-advisory fee to the Sub-Adviser out of the advisory fee it receives from the respective Fund.  The Board noted that the Touchstone Ultra Short Income ETF’s Sub-Adviser had waived a portion of its sub-advisory fee in an effort to maintain the respective Fund’s expense limitation.  The Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Sub-Adviser to manage comparable institutional separate accounts, as applicable.  The Board considered the amount retained by the Adviser and the sub-advisory fee paid to the Sub-Adviser with respect to the various services provided by the Adviser and the Sub-Adviser.  The Board reviewed the sub-advisory fee for each Fund in relation to various comparative data, including the median and average sub-advisory fees of each Fund’s peer group, and considered the following information:

Other Items (Unaudited) (Continued)
Touchstone Dividend Select ETF.  The Fund’s sub-advisory fee was above the median of its peer group.  Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Adviser and the other factors considered.
Touchstone Strategic Income Opportunities ETF.  The Fund’s sub-advisory fee was below the median of its peer group.  Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Adviser and the other factors considered.
Touchstone US Large Cap Focused ETF.  The Fund’s sub-advisory fee was above the median of its peer group.  Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Adviser and the other factors considered.
Touchstone Ultra Short Income ETF.  The Fund’s sub-advisory fee was below the median of its peer group.  Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Adviser and the other factors considered.
As noted above, the Board considered each Fund’s performance during the six-month and twelve-month periods ended September 30, 2023 as compared to each Fund’s peer group and noted that the Board reviews on a quarterly basis detailed information about each Fund’s performance results, portfolio composition and investment strategies.  The Board noted the Adviser’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Sub-Adviser.  The Board was mindful of the Adviser’s ongoing monitoring of the Sub-Adviser’s performance and the measures undertaken by the Adviser to address any underperformance.
Conclusion. In considering the renewal of the Sub-Advisory Agreement with respect to each applicable Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors.  The Board reached the following conclusions regarding each Sub-Advisory Agreement, among others:  (a) the Sub-Adviser is qualified to manage each Fund’s assets in accordance with the Fund’s investment goals and policies; (b) the Sub-Adviser maintains an appropriate compliance program; (c) the overall performance of each Fund is satisfactory relative to the performance of funds with similar investment objectives and relevant indices; (d) each Fund’s sub-advisory fee is reasonable in light of the services received by the Fund from the Sub-Adviser and the other factors considered; and (e) the Sub-Adviser’s investment strategies are appropriate for pursuing the investment goals of each Fund.  Based on its conclusions, the Board determined that approval of the Sub-Advisory Agreement with respect to each applicable Fund was in the best interests of the Fund and its shareholders.

Management of the Trust (Unaudited)
Listed below is required information regarding the Trustees and principal officers of the Trust. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-833-368-7383 or by visiting the Touchstone website at TouchstoneInvestments.com.
Interested Trustees[1]:
Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex[2]	Other Directorships Held During Past 5 Years[3]
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1955	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 1999	President of Touchstone Funds from 1999 to 2020; Director and CEO of IFS Financial Services, Inc. (a holding company) since 1999; and Senior Vice President and Chief Marketing Officer of Western & Southern Financial Group, Inc. (a financial services company) since 2016.	39	Director, Integrity Life Insurance Co. and National Integrity Life Insurance Co. since 2005; Director, Touchstone Securities (the Distributor) since 1999; Director, Touchstone Advisors (the Adviser) since 1999; Director, W&S Brokerage Services, Inc. since 1999; Director, W&S Financial Group Distributors, Inc. since 1999; Director, Insurance Profillment Solutions LLC since 2014; Director, Columbus Life Insurance Co. since 2016; Director, The Lafayette Life Insurance Co. since 2016; Director, Gerber Life Insurance Company since 2019; Director, Western & Southern Agency, Inc. since 2018; and Director, LL Global, Inc. (not-for-profit trade organization with operating divisions LIMRA and LOMA) since 2016.
E. Blake Moore, Jr. Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1958	President and Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2021	President, Touchstone Funds since 2021; Chief Executive Officer of Touchstone Advisors, Inc. and Touchstone Securities, Inc. since 2020; President, Foresters Investment Management Company, Inc. from 2018 to 2020; President, North American Asset Management at Foresters Financial from 2018 to 2020; Managing Director, Head of Americas at UBS Asset Management from 2015 to 2017; and Executive Vice President, Head of Distribution at Mackenzie Investments from 2011 to 2014.	39	Trustee, College of Wooster since 2008; and Director, UBS Funds from 2015 to 2017.
Independent Trustees:
Karen Carnahan c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1954	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2019	Retired; formerly Chief Operating Officer of Shred-it (a business services company) from 2014 to 2015; formerly President & Chief Operating Officer of the document management division of Cintas Corporation (a business services company) from 2008 to 2014.	39	Director, Cintas Corporation since 2019; Director, Boys & Girls Club of West Chester/Liberty from 2016 to 2022; and Board of Advisors, Best Upon Request from 2020 to 2021.
William C. Gale c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1952	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Retired; formerly Senior Vice President and Chief Financial Officer of Cintas Corporation (a business services company) from 1995 to 2015.	39	None.

Management of the Trust (Unaudited) (Continued)
Independent Trustees (Continued):
Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex[2]	Other Directorships Held During Past 5 Years[3]
Susan M. King c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2021	Formerly, Partner of ID Fund LLC (2020 to 2021); formerly, Senior Vice President, Head of Product and Marketing Strategy of Foresters Financial (2018 to 2020); formerly, Managing Director, Head of Sales Strategy and Marketing, Americas of UBS Asset Management (2015 to 2017); formerly, Director, Allianz Funds, Allianz Funds Multi-Strategy Trust and AllianzGI Institutional Multi-Series Trust (2014 to 2015); and formerly, Director, Alliance Capital Cash Management Offshore Funds (2003 to 2005).	39	Trustee, Claremont McKenna College since 2017; Trustee, Israel Cancer Research Fund since 2019; and Board Member of WHAM! (Women's Health Access Matters) since 2021.
Kevin A. Robie c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1956	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Retired; formerly Vice President of Portfolio Management at Soin LLC (private multinational holding company and family office) from 2004 to 2020.	39	Director, SaverSystems, Inc. since 2015; Director, Buckeye EcoCare, Inc. from 2013 to 2018; Director, Turner Property Services Group, Inc. since 2017; Trustee, Dayton Region New Market Fund, LLC (private fund) since 2010; and Trustee, Entrepreneurs Center, Inc. (business incubator) since 2006.
Sally J. Staley[4] c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1956	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2023	Independent Consultant to Institutional Asset Owners since 2017; formerly Chief Investment Officer and Corporate Officer for Case Western Reserve University from 2006 to 2017; formerly Adviser to Fairport Asset Management LLC/Luma Wealth Advisors from 2011 to 2019.	39	Trustee, College of Wooster since 2006 (Chair since 2021); Trustee, Great Lakes Theater Festival since 2005; and Member of Advisory Committee, Certified Investment Fund Director Institute from 2015 to 2020.
William H. Zimmer III c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1953	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2019	Independent Treasury Consultant since 2014.	39	Director, Deaconess Associations, Inc. (healthcare) since 2001; Trustee, Huntington Funds (mutual funds) from 2006 to 2015; and Director, National Association of Corporate Treasurers from 2011 to 2015.
1Ms. McGruder, as a director of the Adviser, and an officer of affiliates of the Adviser, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Moore, as an officer of the Adviser, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
2 As of December 31, 2023, the Touchstone Fund Complex consisted of 7 series of the Trust, 16 series of the Touchstone Strategic Trust, 12 series of the Touchstone Funds Group Trust and 4 variable annuity series of the Touchstone Variable Series Trust.
3Each Trustee is also a Trustee of Touchstone Strategic Trust, Touchstone Funds Group Trust and Touchstone Variable Series Trust.
4Ms. Staley was elected as a Trustee, effective as of January 1, 2023.

Management of the Trust (Unaudited) (Continued)
Principal Officers:
Name Address Year of Birth	Position(s) Held with Trust[1]	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years
E. Blake Moore, Jr. Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1958	President and Trustee	Until resignation, removal or disqualification President since January 2021	See biography above.
Timothy D. Paulin Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Vice President	Until resignation, removal or disqualification Vice President since 2010	Senior Vice President of Investment Research and Product Management of Touchstone Advisors, Inc.
Timothy S. Stearns Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since 2013	Chief Compliance Officer of Touchstone Advisors, Inc. and Touchstone Securities, Inc.
Terrie A. Wiedenheft Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1962	Controller and Treasurer	Until resignation, removal or disqualification Controller and Treasurer since 2006	Senior Vice President and Chief Administration Officer within the Office of the Chief Marketing Officer of Western & Southern Financial Group (since 2021); and Senior Vice President, Chief Financial Officer, and Chief Operations Officer of IFS Financial Services, Inc. (a holding company).
Benjamin Mollozzi Western & Southern Financial Group 400 Broadway Cincinnati, Ohio 45202 Year of Birth: 1984	Secretary	Until resignation, removal or disqualification Secretary since 2023	Counsel - Securities/Registered Funds of Western & Southern Financial Group (2022 to present); Attorney at U.S. Bank (2021 to 2022); Attorney at Ultimus Fund Solutions, LLC (2016 to 2021).
1 Each officer also holds the same office with Touchstone Strategic Trust, Touchstone Funds Group Trust and Touchstone Variable Series Trust.

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PRIVACY PROTECTION POLICY
We Respect Your Privacy
Thank you for your decision to invest with us. Touchstone and its affiliates have always placed a high value on the trust and confidence our clients place in us. We believe that confidence must be earned and validated through time. In today’s world, when technology allows the sharing of information at light speeds, trust must be reinforced by our sincere pledge to take the steps necessary to ensure that the information you share with us is treated with respect and confidentiality.
Our Pledge to Our Clients
•  We collect only the information we need to service your account and administer our business.
•  We are committed to keeping your information confidential and we place strict limits and controls on the use and sharing of your information.
•  We make every effort to ensure the accuracy of your information.
We Collect the Following Nonpublic Personal Information About You:
•  Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and
•  Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.
Categories of Information We Disclose and Parties to Whom We Disclose
We do not disclose any nonpublic personal information about our current or former clients to nonaffiliated third parties, except as required or permitted by law.
We Place Strict Limits and Controls on the Use and Sharing of Your Information
•  We restrict access to nonpublic personal information about you to authorized employees who need the information to administer your business.
•  We maintain physical, electronic and procedural safeguards that comply with federal standards to protect this information.
•  We do not disclose any nonpublic personal information about our current or former clients to anyone, except as required or permitted by law or as described in this document.
•  We will not sell your personal information to anyone.
We May Provide Information to Service Your Account
Sometimes it is necessary to provide information about you to various companies such as transfer agents, custodians and broker-dealers to facilitate the servicing of your account. These organizations have a legitimate business need to see some of your personal information in order for us to provide service to you. We may disclose to these various companies the information that we collect as described above. We require that these companies, including our own subsidiaries and affiliates, strictly maintain the confidentiality of this information and abide by all applicable laws. We do not permit these companies to sell the information for their own purposes, and we never sell our customer information.
This policy is applicable to the following affiliated companies: Touchstone Funds Group Trust, Touchstone Strategic Trust, Touchstone Variable Series Trust and Touchstone ETF Trust.
The Privacy Protection Policy is not part of the Annual Report.

Touchstone Investments
Investment Adviser
Touchstone Advisors, Inc.*
303 Broadway
Cincinnati, Ohio 45202-4203
Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
Transfer Agent
The Bank of New York Mellon
6023 Airport Road
Oriskany, New York 13424
Shareholder Service
1.833.368.7383
* A Member of Western & Southern Financial Group
ETF-2657-ETFT-AR-2312

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the code of ethics is attached hereto as Exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Ms. Karen Carnahan is the registrant’s audit committee financial expert and is an independent trustee within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	Audit fees for Touchstone ETF Trust totaled $149,900 and $84,300 for the fiscal year ended December 31, 2023 and December 31, 2022, respectively, including fees associated with the annual audits and filings of Form N-1A and Form N-CEN.

Audit-Related Fees

(b)	The aggregate fees billed in the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $33,200 and $10,000 for the fiscal year ended December 31, 2023 and December 31, 2022, respectively. The fees relate to out of scope services and N-1A fees.

Tax Fees

(c)	The aggregate fees billed in the last fiscal year for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $50,000 and $32,000 for the fiscal years ended December 31, 2023 and December 31, 2022, respectively. The fees relate to the preparation of federal income and excise tax returns, and review of capital gains distribution calculations.

All Other Fees

(d)	The aggregate fees billed in the last fiscal year for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 and $0 for the fiscal years ended December 31, 2023 and December 31, 2022, respectively.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee’s pre-approval policies describe the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee.  The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services,” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence and permissible non-audit services classified as “all other services” that are routine and recurring services.

(e)(2)	All of the services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees for Touchstone ETF Trust and certain entities*, totaled approximately $914,362 and $699,959 for the fiscal years ended December 31, 2023 and December 31, 2022, respectively.

* These include the advisers (excluding non-affiliated sub-advisers) and any entity controlling, controlled by or under common control with the advisers that provides ongoing services to the registrant (Funds).

(h)	The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, and any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Touchstone ETF Trust

By (Signature and Title)*		/s/ E. Blake Moore, Jr.
E. Blake Moore Jr., President
(principal executive officer)

Date	02/29/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ E. Blake Moore, Jr.
E. Blake Moore Jr., President
(principal executive officer)

Date	02/29/2024

By (Signature and Title)*		/s/ Terrie A. Wiedenheft
Terrie A. Wiedenheft, Controller and Treasurer
(principal financial officer)

Date	02/29/2024

* Print the name and title of each signing officer under his or her signature.